As filed with the Securities and Exchange Commission on April 17, 2001
                    Registration File Nos. 33-69138/811-4420

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 16


                                    FORM S-6
                        ---------------------------------
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                        ---------------------------------
                             WRL SERIES LIFE ACCOUNT
                              (Exact Name of Trust)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
          (Complete Address of Depositor's Principal Executive Offices)


                           Kimberly A. Scouller, Esq.
                        Vice President and Senior Counsel
                   Western Reserve Life Assurance Co. of Ohio
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                (Name and Complete Address of Agent for Service)


                                   Copies to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                        ---------------------------------

Title of Securities being registered: Units of interest in the separate account under flexible payment deferred variable life policies.

It is proposed that this filing will become effective (check appropriate space):

         immediately upon filing pursuant to paragraph (b) of Rule 485
-------


   X     on May 1, 2001, pursuant to paragraph (b) of Rule 485
------


         60 days after filing pursuant to paragraph (a) of Rule 485
-------

         on               , pursuant to paragraph (a) of Rule 485
-------

P R O S P E C T U S
May 1, 2001


                             WRL FREEDOM WEALTH PROTECTOR(R)

                                      issued through
                                 WRL Series Life Account
                                       by
                       Western Reserve Life Assurance Co.
                                     of Ohio
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 1-800-851-9777
                                 (727) 299-1800

 A JOINT SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Consider carefully the risk factors beginning on page 10 of this prospectus.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus.

Prospectuses for the portfolios of: AEGON/Transamerica Series Fund, Inc (formerly, WRL Series Fund, Inc.); Variable Insurance Products Fund (VIP); Variable Insurance Products Fund II (VIP II); and Variable Insurance Products Fund III (VIP III) must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
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
Glossary .......................................................     1
Policy Summary .................................................     5
Risk Summary ...................................................    10
Portfolio Annual Expense Table .................................    14
Western Reserve and the Fixed Account ..........................    16
    Western Reserve ............................................    16
    The Fixed Account ..........................................    16
The Separate Account and the Portfolios ........................    17
    The Separate Account .......................................    17
    The Funds ..................................................    17
    Addition, Deletion, or Substitution of Investments .........    22
    Your Right to Vote Portfolio Shares ........................    22
The Policy .....................................................    23
    Purchasing a Policy ........................................    23
    Tax-Free "Section 1035" Exchanges ..........................    23
    Underwriting Standards .....................................    24
    When Insurance Coverage Takes Effect .......................    24
    Ownership Rights ...........................................    26
    Policy Split Option ........................................    28
    Canceling a Policy .........................................    29
Premiums .......................................................    29
    Premium Flexibility ........................................    29
    Planned Periodic Payments ..................................    29
    Minimum Monthly Guarantee Premium ..........................    30
    No Lapse Period ............................................    30
    Premium Limitations ........................................    30
    Making Premium Payments ....................................    31
    Allocating Premiums ........................................    31
Policy Values ..................................................    32
    Cash Value .................................................    32
    Net Surrender Value ........................................    33
    Subaccount Value ...........................................    33
    Subaccount Unit Value ......................................    33
    Fixed Account Value ........................................    34
Transfers ......................................................    34
    General ....................................................    34
    Fixed Account Transfers ....................................    36
    Conversion Rights ..........................................    37
    Dollar Cost Averaging ......................................    37
    Asset Rebalancing Program ..................................    38
    Third Party Asset Allocation Services ......................    39
Charges and Deductions .........................................    39
    Premium Charge .............................................    40
    Monthly Deduction ..........................................    40
    Mortality and Expense Risk Charge ..........................    42

           This Policy is not available in the State of New York.

    Surrender Charge ...................................................   42
    Transfer Charge ....................................................   45
    Cash Withdrawal Charge .............................................   46
    Taxes ..............................................................   46
    Portfolio Expenses .................................................   46
    Group or Sponsored Policies ........................................   46
    Associate Policies .................................................   47
Death Benefit ..........................................................   48
    Death Benefit Proceeds .............................................   48
    Base Policy Death Benefit ..........................................   48
    Effects of Cash Withdrawals on the Death Benefit ...................   50
    Choosing Death Benefit Options .....................................   50
    Changing the Death Benefit Option ..................................   50
    Decreasing the Specified Amount ....................................   51
    No Increases in the Specified Amount ...............................   51
    Payment Options ....................................................   51
Surrenders and Cash Withdrawals ........................................   51
    Surrenders .........................................................   51
    Cash Withdrawals ...................................................   52
Loans ..................................................................   53
    General ............................................................   53
    Interest Rate Charged ..............................................   54
    Loan Reserve Interest Rate Credited ................................   54
    Effect of Policy Loans .............................................   54
Policy Lapse and Reinstatement .........................................   55
    Lapse ..............................................................   55
    No Lapse Period ....................................................   55
    Reinstatement ......................................................   56
Federal Income Tax Considerations ......................................   57
    Tax Status of the Policy ...........................................   57
    Tax Treatment of Policy Benefits ...................................   57
Other Policy Information ...............................................   60
    Our Right to Contest the Policy ....................................   60
    Suicide Exclusion ..................................................   61
    Misstatement of Age or Gender ......................................   61
    Modifying the Policy ...............................................   61
    Benefits at Maturity ...............................................   61
    Payments We Make ...................................................   62
    Settlement Options .................................................   62
    Reports to Owners ..................................................   64
    Records ............................................................   64
    Policy Termination .................................................   64
Supplemental Benefits (Riders) .........................................   64
    Joint Insured Term Rider ...........................................   65
    Individual Insured Rider ...........................................   65
    Wealth Protector Rider .............................................   65
    Terminal Illness Accelerated Death Benefit Rider ...................   65
IMSA ...................................................................   66
Performance Data .......................................................   67
    Rates of Return ....................................................   67
    Hypothetical Illustrations Based on Subaccount Performance .........   70

    Other Performance Data in Advertising Sales Literature ............     84
    Western Reserve's Published Ratings ...............................     84
Additional Information ................................................     85
    Sale of the Policies ..............................................     85
    Legal Matters .....................................................     85
    Legal Proceedings .................................................     86
    Variations in Policy Provisions ...................................     86
    Experts ...........................................................     86
    Financial Statements ..............................................     87
    Additional Information about Western Reserve ......................     87
    Western Reserve's Directors and Officers ..........................     87
    Additional Information about the Separate Account .................     91
Appendix A -- Illustrations ...........................................     92
Appendix B -- Wealth Indices of Investments in the U.S. Capital Market      96
Index to Financial Statements .........................................     98
    WRL Series Life Account ...........................................     99
    Western Reserve Life Assurance Co. of Ohio ........................    136

Glossary
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
 accounts           The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.
                    --------------------------------------------------------------------------------
 attained age       The issue age of each joint insured, plus the number of completed years since the Policy date.
                    --------------------------------------------------------------------------------
 Base Policy        The WRL Freedom Wealth Protector variable life insurance policy without any supplemental riders.
                    --------------------------------------------------------------------------------
 beneficiary(ies)   The person or persons you select to receive the death benefit from this Policy.
                    You can name a primary beneficiary and contingent beneficiaries.
                    --------------------------------------------------------------------------------
                    The sum of your Policy's value in the subaccounts and the fixed account. If
 cash value         there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.
                    --------------------------------------------------------------------------------
                    The amount we will pay to the beneficiary(ies) on the surviving insured's
 death benefit      death. We will reduce the death benefit proceeds by the amount of any
 proceeds           outstanding loan amount and any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.
                    --------------------------------------------------------------------------------
                    An option to which you may allocate premiums and cash value. We guarantee
 fixed account      that any amounts you allocate to the fixed account will earn interest at a declared rate. New Jersey residents: the fixed account is not available to you.
                    --------------------------------------------------------------------------------
 free-look period   The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.
                    --------------------------------------------------------------------------------
                    Investment companies which are registered with the U.S. Securities and
 funds              Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.
                    --------------------------------------------------------------------------------
                    While coverage under the Policy is active and both insureds' lives remains
 in force           insured.
                    --------------------------------------------------------------------------------
 initial premium    The amount you must pay before insurance coverage begins under this Policy.
                    The initial premium is shown on the schedule page of your Policy.
                    --------------------------------------------------------------------------------
                    Each joint insured's age on his or her birthday nearest to the Policy date.
                    --------------------------------------------------------------------------------
 issue age
 joint insureds     The persons whose lives are insured by this Policy.
                    --------------------------------------------------------------------------------
                    When life insurance coverage ends because you do not have enough cash
 lapse              value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.
                    --------------------------------------------------------------------------------

 loan amount       The total amount of all outstanding Policy loans, including both principal and interest due.
                   -------------------------------------------------------------------------------------
                   A part of the fixed account to which amounts are transferred as collateral for
 loan reserve      Policy loans.
                   -------------------------------------------------------------------------------------
 maturity date     The Policy anniversary nearest the younger joint insured's 100th birthday, if either joint insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.
                   -------------------------------------------------------------------------------------
                   The amount shown on your Policy schedule page (unless changed when you
 minimum           change death benefit options, decrease the specified amount, or add or
 monthly           increase a rider) that we use during the no lapse period to determine whether
 guarantee         a grace period will begin. We will adjust the minimum monthly guarantee
 premium           premium if you change death benefit options, decrease the specified amount, or increase or add a rider. We make this determination whenever your net surrender value is not enough to meet monthly deductions.
                   -------------------------------------------------------------------------------------
 Monthiversary     This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date in a calendar month, the Monthiversary is the next valuation date.
                   -------------------------------------------------------------------------------------
                   The monthly Policy charge, plus the monthly cost of insurance charge, plus
 monthly           the monthly death benefit guarantee charge, plus the monthly charge for any
 deduction         riders added to your Policy.
                   -------------------------------------------------------------------------------------
 net premium       The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.
                   -------------------------------------------------------------------------------------
                   The amount we will pay you if you surrender the Policy while it is in force.
 net surrender     The net surrender value on the date you surrender is equal to: the cash value,
 value             minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.
                   -------------------------------------------------------------------------------------
                   Either (1) the later of target premium attained age 65 or five Policy years, or
 no lapse date     (2) the later of target premium attained age 75 or ten Policy years. You select the no lapse date on the Policy application.
                   -------------------------------------------------------------------------------------
                   The period of time between the Policy date and the no lapse date during
 no lapse period   which the Policy will not lapse if certain conditions are met.
                   -------------------------------------------------------------------------------------
                   Our administrative office and mailing address is P.O. Box 5068, Clearwater,
 office            Florida 33758-5068. Our street address is 570 Carillon Parkway,
                   St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777, extension 6539. Our hours are Monday - Friday from 8:00 a.m. - 7:00 p.m.
                   Eastern time.
                   -------------------------------------------------------------------------------------
 planned periodic  A premium payment you make in a level amount at a fixed interval over a
 premium           specified period of time.

                   -------------------------------------------------------------------------------------


 Policy date        The date when our underwriting process is complete, full life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial net premium is allocated to the WRL J.P. Morgan Money Market subaccount. The Policy date is shown on the schedule page of your Policy.
                    We measure Policy months, years, and anniversaries from the Policy date.
                    --------------------------------------------------------------------------------
 portfolio          One of the separate investment portfolios of a fund.
                    --------------------------------------------------------------------------------
 premiums           All payments you make under the Policy other than loan repayments.
                    --------------------------------------------------------------------------------
                     The date we record your Policy on our books as an in force Policy, and we
 record date        allocate your cash value from the WRL J.P. Morgan Money Market subaccount to the accounts that you elected on your application.
                    --------------------------------------------------------------------------------
                    The WRL Series Life Account. It is a separate investment account that is
 separate account   divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.
                    --------------------------------------------------------------------------------
                    The minimum death benefit we will pay under the Policy provided the Policy
 specified amount   is in force. It is the amount shown on the Policy's schedule page, unless you decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose the
                    Option A (level) death benefit.
                    --------------------------------------------------------------------------------
                    A subdivision of the separate account that invests exclusively in shares of one
 subaccount         investment portfolio of a fund.
                    --------------------------------------------------------------------------------
                    If, during the first 15 Policy years, you fully surrender the Policy, we will
 surrender charge   deduct a surrender charge from the cash value.
                    --------------------------------------------------------------------------------
 surviving insured  The joint insured who remains alive after the other joint insured has died.
                    --------------------------------------------------------------------------------
                    The target premium attained age is the target premium age plus the number of
 target premium     completed Policy years. The target premium age equals the average of the
 attained age       joint insureds' issue ages, rounded down, but no more than the younger joint insured's age plus ten years.
                    --------------------------------------------------------------------------------
 termination        When either of the joint insured's lives is no longer insured under the Policy.
                    --------------------------------------------------------------------------------
                    Each day the New York Stock Exchange is open for trading. Western Reserve
 valuation date     is open for business whenever the New York Stock Exchange is open.
                    --------------------------------------------------------------------------------
 valuation period   The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York
                    Stock Exchange on the next valuation date.
                    --------------------------------------------------------------------------------
 we, us, our
(Western            Western Reserve Life Assurance Co. of Ohio.
 Reserve)
                    --------------------------------------------------------------------------------


 written notice   The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.
                  -----------------------------------------------------------------------------
                  The person(s) who owns the Policy, and who may exercise all rights under
 you, your,       the Policy while either or both joint insureds are living. If two owners are
 (owner(s) or     named, the Policy will be owned jointly and the consent of each owner will policyowner(s))  be required to exercise ownership rights.
                  -----------------------------------------------------------------------------

POLICY SUMMARY     WRL FREEDOM WEALTH PROTECTOR(R)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.


THE POLICY IN GENERAL


     The WRL Freedom Wealth Protector(R) is a joint survivorship flexible premium variable life insurance policy. The Policy insures two lives with a death benefit payable on the death of the surviving insured. Joint insureds may be both male, both female or male and female. The insured will be the surviving insured of the joint insureds stated in the Policy.



     The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See Risk Summary p. 10.) You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.



     A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Certain states place restrictions on some of the Policy features. Please consult your agent and refer to your Policy for details.


PREMIUMS


o You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip premium payments.
o     Unplanned premiums may be made, within limits.
o     Premium payments must be at least $100 per month.
o You increase your risk of lapse if you do NOT regularly pay premiums at least as large as the current minimum monthly guarantee premium.

o Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals and MINUS any outstanding loan amount) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. If you take a cash withdrawal or a loan, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

o The minimum monthly guarantee premium on the Policy date is shown on your Policy schedule page. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or increase or add a rider.
o Under certain circumstances, extra premiums may be required to prevent lapse.
o Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund.

DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN A SUBACCOUNT AND/OR THE FIXED ACCOUNT


o  For the first ten Policy years: 6.0% premium expense charge.
o  After the tenth year: 2.5% premium expense charge.


INVESTMENT OPTIONS



     SUBACCOUNTS. Over the lifetime of your Policy, you may direct the money in your Policy to a total of 18 subaccounts of the WRL Series Life Account (the fixed account counts as one subaccount). For administrative reasons, we currently limit the number of subaccounts in which you can invest during the lifetime of your Policy to 18 subaccounts (including the fixed account). Even if you remove all the cash value from one subaccount, that subaccount will still show as active with a cash value of zero. You will be able to allocate future monies back into this subaccount but you will not be able to designate it as a different subaccount. For example, you allocate monies to the WRL Janus Growth subaccount. After a year, you decide to transfer that money to the WRL LKCM Strategic Total Return subaccount, the WRL Janus Growth subaccount will still show as an active subaccount (and count toward the 18 subaccount maximum) even though you have no cash value in it. You could allocate or transfer future monies into the WRL Janus Growth subaccount. Each subaccount invests exclusively in one investment portfolio of a fund. THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


The portfolios available to you are:


  AEGON/TRANSAMERICA SERIES FUND, INC.*

        [ ] Munder Net50**
        [ ] Van Kampen Emerging Growth
            (formerly, WRL VKAM Emerging Growth)
        [ ] T. Rowe Price Small Cap
        [ ] Pilgrim Baxter Mid Cap Growth
        [ ] Alger Aggressive Growth
        [ ] Third Avenue Value
        [ ] Value Line Aggressive Growth
        [ ] GE International Equity
        [ ] Janus Global***
        [ ] Gabelli Global Growth
        [ ] Great Companies -- Global(2)
        [ ] Great Companies -- Technology(SM)
        [ ] Janus Growth
        [ ] LKCM Capital Growth
        [ ] Goldman Sachs Growth
        [ ] GE U.S. Equity
        [ ] Great Companies -- America(SM)
        [ ] Salomon All Cap
        [ ] C.A.S.E. Growth
        [ ] Dreyfus Mid Cap
        [ ] NWQ Value Equity
        [ ] T. Rowe Price Dividend Growth
        [ ] Dean Asset Allocation
        [ ] LKCM Strategic Total Return
        [ ] J.P. Morgan Real Estate Securities
        [ ] Federated Growth & Income
        [ ] AEGON Balanced
        [ ] AEGON Bond
        [ ] J.P. Morgan Money Market

   * Prior to May 1, 2001, this fund was known as WRL Series Fund, Inc. Because of the fund's name change we have deleted the "WRL" from each portfolio's name. However, when we refer to the fund's subaccounts, we will continue to use the "WRL" in front of each subaccount name.
  ** Prior to May 1, 2001, this portfolio was known as WRL Goldman Sachs Small Cap and was sub-advised by Goldman Sachs Asset Management. Effective May 1, 2001, this portfolio will be sub-advised by Munder Capital Management and will be available only to policyowners who purchased the Policy prior to May 1, 2001. Effective May 29, 2001, this portfolio will be available for investment to all policyowners.
  *** This portfolio is only available to policyowners who purchased the Policy before September 1, 2000.



VARIABLE INSURANCE PRODUCTS FUND (VIP)

[ ] Fidelity VIP Equity-Income Portfolio -- Service Class 2



VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

[ ] Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2



VARIABLE INSURANCE PRODUCTS FUND III (VIP III)

[ ] Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2


     FIXED ACCOUNT. You may also direct the money in your Policy to the fixed account. The fixed account will count as one of your allowed 18 subaccounts. Money you place in the fixed account is guaranteed, and will earn interest at a current interest rate declared from time to time. The annual interest rate will equal at least 4.0%. The fixed account is NOT available to residents of New Jersey.



CASH VALUE
o Cash value equals the sum of your Policy's value in the subaccounts and the fixed account. If there is a loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.
o Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).
o Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.
o There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount (including interest you owe on any Policy loan(s)).
o The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.


TRANSFERS


o You can transfer cash value among the subaccounts and the fixed account. We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
o     You may make transfers in writing, by telephone or by fax.
o     Policy loans reduce the amount of cash value available for transfers.
o     Dollar cost averaging and asset rebalancing programs are available.
o You may make one transfer per Policy year from the fixed account, and we must receive your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account. The amount of your transfer is limited to the greater of:

      ->  25% of your value in the fixed account; OR
      -> the amount you transferred from the fixed account in the preceding Policy year.


CHARGES AND DEDUCTIONS


o PREMIUM EXPENSE CHARGE: We deduct 6.0% from each premium payment during the first ten Policy years. After the tenth year we reduce the charge to 2.5%.
o MONTHLY POLICY CHARGE: We deduct $5.00 from your cash value each month. We may increase this charge but we guarantee that it will not exceed $10.00.
o MONTHLY DEATH BENEFIT GUARANTEE CHARGE: We deduct this charge from your cash value each month. The amount of this charge is shown on the schedule page of your Policy and will be $0.04 for each $1,000 of your initial specified amount. We will deduct this charge only until the no lapse date you chose on the application. o COST OF INSURANCE CHARGES: Deducted monthly from your cash value. Your charges vary each month with each joint insured's attained age, gender, the specified amount, the death benefit option you choose, and the investment experience of the portfolios in which you invest. o MORTALITY AND EXPENSE RISK CHARGE: Deducted daily from each subaccount at an annual rate of 0.90% of your average daily net assets of each subaccount.

o SURRENDER CHARGE: Deducted when a full surrender occurs during the first 15 Policy years. One portion is a deferred issue charge equal to $5.00 per thousand of initial specified amount. The other is calculated by multiplying total premiums paid up to the guideline premium by 26.5%, and any premium paid above the guideline premium by smaller percentages that vary by issue age and gender. See Charges and Deductions -- Surrender Charge p. 42. We reduce the total surrender charge at the rate of 20% per year, beginning in Policy year 11, until it reaches zero at the end of the 15th Policy year. THIS CHARGE MAY BE SIGNIFICANT. You may have no net surrender value if you surrender your Policy in the first few Policy years.

o TRANSFER FEE: We deduct $10 for each transfer in excess of 12 per Policy year.
o RIDER CHARGES: We deduct charges each month for the optional insurance benefits (riders) you select. Each rider will have its own charge.
o CASH WITHDRAWAL FEE: We deduct a processing fee for cash withdrawals equal to the lesser of $25 or 2% of the withdrawal.

o PORTFOLIO EXPENSES: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. You pay these fees and expenses indirectly. These fees and expenses currently range from 0.44% to 1.20% annually, depending on the portfolio. See Portfolio Annual Expense Table p. 14. See also the fund prospectuses.

LOANS
o After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, less any surrender charge and any already outstanding loan amount.

o We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges.

o     The minimum loan amount is generally $500.

o You may request a loan either by calling us or by writing or faxing us written instructions.
o We charge 5.2% interest annually. You will be charged the interest in advance each year on any outstanding loan amount.
o To secure the loan, we transfer a portion of your cash value to a loan reserve account. The amount we transfer is equal to the loan plus interest in advance until the next Policy anniversary. The loan reserve account is part of the fixed account. You will earn at least 4.0% interest on amounts in the loan reserve account.
o Federal income taxes and a penalty tax may apply to loans you take against the Policy.

o     There are risks involved in taking a Policy loan. See Risk Summary p. 10.



BASE POLICY DEATH BENEFIT

o     You must choose one of two death benefit options. We offer the following:
      o  Option A is the greater of:
         -> the current specified amount, or
         -> a specified percentage, multiplied by the Policy's cash value on the date of the surviving insured's death.
      o  Option B is the greater of:
         -> the current specified amount, plus the Policy's cash value on the date of the surviving insured's death, or -> a specified percentage, multiplied by the Policy's cash value on the date of the surviving insured's death.
o So long as the Policy does not lapse, the minimum death benefit we pay under any option will be the current specified amount.
o The minimum specified amount for a Policy is $100,000. We will state the minimum specified amount in your Policy. You cannot decrease the specified amount below this minimum.
o We will reduce the death benefit proceeds by the amount of any outstanding Policy loan, and any due and unpaid charges.
o We will increase the death benefit proceeds by any additional insurance benefits you add by rider, and any interest you paid in advance on any loan for the period between the date of death and the next Policy anniversary.
o After the third Policy year, you may change the death benefit option or decrease the specified amount (but not both) once each Policy year. A change in death benefit option or a decrease in specified amount cannot reduce your specified amount below the minimum specified amount as shown in your Policy.
o Under current tax law, the death benefit should be income tax free to the beneficiary.
o The death benefit is available in a lump sum or a variety of payout options.

CASH WITHDRAWALS AND SURRENDERS

o You may take one withdrawal of cash value per Policy year after the first Policy year.
o     The amount of the withdrawal must be:
      -> no less than $500; and
      -> no more than 10% of the net surrender value.
o We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
o     There is no surrender charge assessed when you take a cash withdrawal.

o A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.
o If you choose death benefit Option A, we will reduce the current specified amount by the dollar amount of the withdrawal.
o Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

o You may fully surrender the Policy at any time before the insured's death or the maturity date. You will receive the net surrender value (cash value, MINUS any surrender charge, MINUS any outstanding loan amount, PLUS any interest you paid in advance on the loan for the period between the surrender date and the next Policy anniversary). The surrender charge will apply during the first 15 Policy years.


COMPENSATION


o We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies. For a discussion of these arrangements, see Sale of the Policies.


INQUIRIES

     If you need more information, please contact us at:
                  Western Reserve Life
                  P.O. Box 5068
                  Clearwater, Florida 33758-5068

                  1-800-851-9777, extension 6539
                  (Our hours are Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern time) www.westernreserve.com


RISK SUMMARY
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 INVESTMENT              If you invest your cash value in one or more
 RISK subaccounts, you will be subject to the risk that investment performance could be unfavorable and that the cash value of your Policy would decrease. YOU COULD LOSE EVERYTHING YOU INVEST, AND YOUR POLICY COULD LAPSE. If you select the fixed account, your cash value in the fixed account is credited with a declared rate of interest, but you assume a risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.
--------------------------------------------------------------------------------
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 RISK OF LAPSE           If your Policy fails to meet certain conditions, we
                         will notify you that the Policy has entered a 61-day grace period and will lapse unless you make a sufficient payment during the grace period.

                         Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum monthly guarantee premiums. If you do not pay these premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse. In addition, if you take a cash withdrawal or

                         Policy loan, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals and any outstanding loans from your premiums paid when we determine whether your minimum monthly guarantee premiums are high enough to keep the no lapse period in effect.

                         If you change death benefit options, decrease the specified amount or add or increase a rider, we will adjust the amount of your minimum monthly guarantee premium.

                         Before you take a cash withdrawal, loan, decrease the specified amount, or increase or add a rider, you should consider carefully the effect it will have on the no lapse guarantee.

                         After the no lapse period, your Policy may lapse if loans, withdrawals, the monthly deduction of insurance charges, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value, minus the surrender charge, and minus any outstanding loan amount) is not enough to pay the monthly deduction due.

                         A Policy lapse will have adverse tax consequences. See Federal Income Tax Considerations p. 57 and Policy Lapse and Reinstatement p. 55.

                         You may reinstate this Policy within five years after
                         it has lapsed (and prior to the maturity date), if the
                         joint insureds meet the insurability requirements and
                         you pay the amount we require.
--------------------------------------------------------------------------------
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TAX RISKS                A Policy must satisfy certain requirements set forth in
(INCOME TAX              the Internal Revenue Code in order to qualify as life
AND (MEC)                insurance for federal income tax purposes. It is
                         reasonable to conclude that the Policy will generally be deemed a life insurance policy under federal tax law, so that the death benefit paid to the beneficiary will not be subject to federal income tax.

                         Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on cash withdrawals, surrenders and loans taken before you reach age 591/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.
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                                       11

 LIMITS ON CASH          The Policy permits you to take only one cash withdrawal
WITHDRAWALS              per Policy year, after the first Policy year has been
                         completed. The amount you may withdraw is limited to 10% of the net surrender value.

                         A cash withdrawal will reduce cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period will not remain in effect.

                         A cash withdrawal will reduce the death benefit. If you select death benefit Option A, a cash withdrawal will permanently reduce the specified amount of the Policy by the amount of the withdrawal. A cash withdrawal also reduces the death benefit under Option B because the cash value is reduced. In some circumstances, a cash withdrawal may reduce the death benefit by more than the dollar amount of the withdrawal.

                         Federal income taxes and a penalty tax may apply to
                         cash withdrawals and surrenders.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
LOAN RISKS               A Policy loan, whether or not repaid, will affect cash
                         value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of not less than 4.0% to the loan collateral. We currently credit interest at 4.75% annually, but we are not obligated to do so in the future. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited. The longer the loan is outstanding, the greater the effect is likely to be.
                         Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

                         We also charge interest on Policy loans at a rate of 5.2% to be paid in advance. Interest is added to the amount of the loan to be repaid. A Policy loan affects the death benefit because a loan reduces the death benefit proceeds and net surrender value by the amount of the outstanding loan.

                         A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will end. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value, and the no lapse period is no longer in effect, then the Policy will lapse. Adverse tax consequences would result.

                         Policy loans may have tax consequences. You should consult a tax advisor before taking out a Policy loan. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebted- ness will be taxed as if it were a distribution from the Policy. See Federal Income Tax Considerations p. 57.
--------------------------------------------------------------------------------
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                                       12

 EFFECTS OF THE          The surrender charge under this Policy is significant,
 SURRENDER               especially in the early Policy years. It is likely you
 CHARGE                  will receive no net surrender value if you sur- render
                         your Policy in the first few Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial specified amount for a substantial period of time.

                         Even if you do not ask to surrender your Policy, the
                         surrender charge plays a role in determining whether
                         your Policy will lapse. Each month we will use the cash
                         value (reduced by the surrender charge and reduced by
                         outstanding loans and interest paid in advance not yet
                         earned) to measure whether your Policy will remain in
                         force or will enter a grace period.
--------------------------------------------------------------------------------
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COMPARISON               Like fixed benefit life insurance, the Policy offers a
WITH OTHER               death benefit and can provide a cash value, loan
INSURANCE                privileges and a value on surrender. However, the
POLICIES                 Policy differs from a fixed benefit policy because it
                         allows you to place your premiums in investment subaccounts. The amount and duration of life insur-ance protection and of the Policy's cash value will vary with the investment performance of the amounts you place in the subaccounts. In addition, the cash value and net surrender value will always vary with the investment results of your selected subaccounts.

                         As you consider purchasing this Policy, keep in mind
                         that it may not be to your advantage to replace
                         existing insurance with the Policy.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 ILLUSTRATIONS           The illustrations in this prospectus are based on
                         hypothetical rates of return that are not guaranteed.
                         They illustrate how the specified amount, Policy charges and hypothetical rates of return affect death benefit levels, cash value and net surrender value of the Policy. We may also illustrate Policy values based on the adjusted historical performance of the portfolios since the portfolios' inception, reduced by Policy and subaccount charges. The hypothetical and adjusted historic portfolio rates illustrated should not be considered to represent past or future performance. It is almost certain that actual rates of return may be higher or lower than those illustrated, so that the values under your Policy will be different from those in the illustrations.

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                                       13

PORTFOLIO ANNUAL EXPENSE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectuses.

ANNUAL PORTFOLIO OPERATING EXPENSES(1)
(As a percentage of average portfolio assets after fee waivers and expense reimbursements)





                                                                                             TOTAL PORTFOLIO
                                                       MANAGEMENT   OTHER      RULE 12B-1        ANNUAL
 PORTFOLIO                                                FEES     EXPENSES        FEES          EXPENSES
 AEGON/TRANSAMERICA SERIES FUND, INC.(2)(8)
 Munder Net50(11)                                        0.90%       0.10%        N/A               1.00%
 Van Kampen Emerging Growth                              0.80%       0.05%        N/A               0.85%
 T. Rowe Price Small Cap                                 0.75%       0.25%        N/A               1.00%
 Pilgrim Baxter Mid Cap Growth                           0.85%       0.07%        N/A               0.92%
 Alger Aggressive Growth                                 0.80%       0.06%        N/A               0.86%
 Third Avenue Value                                      0.80%       0.12%        N/A               0.92%
 Value Line Aggressive Growth(5)                         0.80%       0.20%        N/A               1.00%
 GE International Equity(3)                              1.00%       0.20%        N/A               1.20%
 Janus Global(4)                                         0.80%       0.09%        N/A               0.89%
 Gabelli Global Growth(9)                                1.00%       0.20%        N/A               1.20%
 Great Companies -- Global(2)(9)                         0.80%       0.20%        N/A               1.00%
 Great Companies -- Technology(SM)(5)                    0.80%       0.20%        N/A               1.00%
 Janus Growth                                            0.80%       0.02%        N/A               0.82%
 LKCM Capital Growth(10)                                 0.80%       0.20%        N/A               1.00%
 Goldman Sachs Growth                                    0.90%       0.10%        N/A               1.00%
 GE U.S. Equity                                          0.80%       0.08%        N/A               0.88%
 Great Companies -- America(SM)(5)                       0.80%       0.11%        N/A               0.91%
 Salomon All Cap                                         0.90%       0.10%        N/A               1.00%
 C.A.S.E. Growth                                         0.80%       0.20%        N/A               1.00%
 Dreyfus Mid Cap                                         0.85%       0.15%        N/A               1.00%
 NWQ Value Equity                                        0.80%       0.08%        N/A               0.88%
 T. Rowe Price Dividend Growth                           0.90%       0.10%        N/A               1.00%
 Dean Asset Allocation                                   0.80%       0.07%        N/A               0.87%
 LKCM Strategic Total Return                             0.80%       0.05%        N/A               0.85%
 J.P. Morgan Real Estate Securities                      0.80%       0.20%        N/A               1.00%
 Federated Growth & Income                               0.75%       0.11%        N/A               0.86%
 AEGON Balanced                                          0.80%       0.08%        N/A               0.88%
 AEGON Bond                                              0.45%       0.08%        N/A               0.53%
 J.P. Morgan Money Market                                0.40%       0.04%        N/A               0.44%
 VARIABLE INSURANCE PRODUCTS FUND (VIP)
  Fidelity VIP Equity-Income Portfolio --
  Service Class 2(7)                                     0.48%       0.10%       0.25%(6)           0.83%
 VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
  Fidelity VIP II Contrafund(R) Portfolio --
  Service Class 2(7)                                     0.57%       0.10%       0.25%(6)           0.92%
 VARIABLE INSURANCE PRODUCTS FUND III (VIP III)
  Fidelity VIP III Growth Opportunities Portfolio --
  Service Class 2(7)                                     0.58%       0.12%       0.25%(6)           0.95%



(1) The fee table information relating to the portfolios was provided to Western Reserve by the funds. Western Reserve has not independently verified such information.
(2) Effective January 1, 1997, the Board of the AEGON/Transamerica Series Fund, Inc. ("Series Fund") authorized the Series Fund to charge each portfolio of the Series Fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the Series Fund will not deduct the fee from any portfolio before April 30, 2002. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the Series Fund prospectus for more details.
(3) The fee table reflects reduction in the expense limit for this portfolio to 1.20% effective May 1, 2000.
(4) Effective September 1, 2000, this portfolio was no longer available for investment to new policyowners.

(5) Because this portfolio did not commence operations until May 1, 2000, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.
(6) The 12b-1 fee deducted for the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the "Fidelity VIP Funds") covers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Funds. The 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies will be remitted to AFSG, the principal underwriter for the Policies.
(7) Total Portfolio Annual Expenses for Service Class 2 shares were lower than as shown in the Fee Table because a portion of the brokerage commissions that the Fidelity VIP Funds paid was used to reduce each Fund's expenses, and/or because through arrangements with each Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's custodian expenses. See the Fidelity VIP Funds' prospectuses. Actual expenses were: Fidelity VIP Equity-Income Portfolio -- Service Class 2 -0.82%; Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2-0.90%; Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2-0.93%.
(8) AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers") (formerly, WRL Investment Management, Inc.), the investment adviser of the Series Fund, has undertaken, until at least April 30, 2002, to pay expenses on behalf of the portfolios of the Series Fund to the extent normal operating expenses of a portfolio exceed a stated percentage of each portfolio's average daily net assets. The expense limit, the amount reimbursed by AEGON/Transamerica Advisers during 2000 and the expense ratio without the reimbursement are listed below for each portfolio:





                                                                               EXPENSE RATIO
                                               EXPENSE     REIMBURSEMENT          WITHOUT
                                                LIMIT          AMOUNT          REIMBURSEMENT
      Munder Net50                              1.00%           N/A                   N/A
      Van Kampen Emerging Growth                1.00%           N/A                   N/A
      T. Rowe Price Small Cap                  1.00 %          30,189              1.14 %
      Pilgrim Baxter Mid Cap Growth            1.00 %           N/A                   N/A
      Alger Aggressive Growth                  1.00 %           N/A                   N/A
      Third Avenue Value                       1.00 %           N/A                   N/A
      Value Line Aggressive Growth             1.00 %          22,530              1.86 %
      GE International Equity                  1.20 %         125,321              1.66 %
      Janus Global                             1.00 %           N/A                   N/A
      Gabelli Global Growth                    1.20 %          14,606              1.99 %
      Great Companies -- Global2               1.00 %          20,105              3.93 %
      Great Companies -- Technology(SM)          1.00 %           5,276              1.05 %
      Janus Growth                             1.00 %           N/A                   N/A
      LKCM Capital Growth                      1.00 %           N/A                   N/A
      Goldman Sachs Growth                     1.00 %          51,711              1.37 %
      GE U.S. Equity                           1.00 %           N/A                   N/A
      Great Companies -- America(SM)             1.00 %           N/A                   N/A
      Salomon All Cap                          1.00 %          85,511               1.25%
      C.A.S.E. Growth                          1.00 %           N/A                   N/A
      Dreyfus Mid Cap                          1.00 %          68,550              1.90 %
      NWQ Value Equity                         1.00 %           N/A                   N/A
      T. Rowe Price Dividend Growth            1.00 %          55,887              1.45 %
      Dean Asset Allocation                    1.00 %           N/A                   N/A
      LKCM Strategic Total Return              1.00 %           N/A                   N/A
      J.P. Morgan Real Estate Securities       1.00 %          58,192              1.71 %
      Federated Growth & Income                1.00 %           N/A                   N/A
      AEGON Balanced                           1.00 %           N/A                   N/A
      AEGON Bond                               0.70 %           N/A                   N/A
      J.P. Morgan Money Market                 0.70 %           N/A                   N/A



(9) Because this portfolio did not commence operations until September 1, 2000, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.

(10) Because this portfolio did not commence operations until December 1, 2000, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.

(11) Prior to May 1, 2001, this portfolio was known as WRL Goldman Sachs Small Cap and was sub-advised by Goldman Sachs Asset Management. Effective May 1, 2001, this portfolio will be sub-advised by Munder Capital Management. This portfolio will not be available to new investors until May 29, 2001.

     The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the funds for the fiscal year ended December 31, 2000 (except as noted in the footnotes). Expenses of the funds may be higher or lower in the future. For more information on the charges described in this table, see the fund prospectuses which accompany this prospectus.



WESTERN RESERVE AND THE FIXED ACCOUNT
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--------------------------------------------------------------------------------

WESTERN RESERVE


     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve was incorporated under Ohio law on October 1, 1957. We have established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account under the Policy. Western Reserve intends to sell this Policy in all states (except New York), in Puerto Rico, Guam and the District of Columbia.

THE FIXED ACCOUNT

     The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates.

     Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 4.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.


     New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any premiums or cash value to the fixed account. The fixed account is used solely for Policy loans.

     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.



THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
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THE SEPARATE ACCOUNT


     The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     For administrative reasons, we currently limit the number of subaccounts in which you can invest during the lifetime of your Policy to 18 subaccounts (including the fixed account). Even if you remove all the cash value from one subaccount, that subaccount will still show as active with a cash value of zero. You will be able to allocate future monies back into this subaccount but you will not be able to designate it as a different subaccount. For example, you allocate monies to the WRL Janus Growth subaccount. After a year, you decide to transfer that money to the WRL LKCM Strategic Total Return subaccount, the WRL Janus Growth subaccount will still show as an active subaccount (and count toward the 18 subaccount maximum) even though you have no cash value in it. You could allocate or transfer future monies into the WRL Janus Growth subaccount

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.

THE FUNDS

     The separate account invests in shares of the portfolios. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.


     Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PROSPECTUSES FOR THE FUNDS. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.




PORTFOLIO                    SUB-ADVISER OR ADVISER             INVESTMENT OBJECTIVE
------------------           ------------------------           ----------------------------------
MUNDER NET50          ->     Munder Capital              ->     Seeks long-term growth of
(FORMERLY WRL                Management*                        capital.**
GOLDMAN SACHS
SMALL CAP)
VAN KAMPEN            ->     Van Kampen                  ->     Seeks capital appreciation by
EMERGING                     Asset Management Inc.              investing primarily in common
GROWTH                                                          stocks of small and medium-
                                                                sized companies.
T. ROWE PRICE         ->     T. Rowe Price               ->     Seeks long-term growth of
SMALL CAP                    Associates, Inc.                   capital by investing primarily in
                                                                common stocks of small growth
                                                                companies.
PILGRIM BAXTER        ->     Pilgrim Baxter &            ->    Seeks capital appreciation.
MID CAP GROWTH               Associates, Ltd.
ALGER AGGRESSIVE      ->     Fred Alger                  ->     Seeks long-term capital
GROWTH                       Management, Inc.                   appreciation.
THIRD                 ->     EQSF Advisers, Inc.         ->     Seeks long-term capital
AVENUE VALUE                                                    appreciation.
VALUE LINE            ->     Value Line, Inc.            ->     Seeks to realize capital growth.
AGGRESSIVE
GROWTH
*  Prior to May 1, 2001, this portfolio was sub-advised by Goldman Sachs Asset Management.
** Effective May 29, 2001 and subject to shareholder approval, the investment objective for this portfolio will change to "Seeks long-term
  capital appreciation."

PORTFOLIO                      SUB-ADVISER OR ADVISER               INVESTMENT OBJECTIVE
--------------------           --------------------------           -----------------------------------
GE INTERNATIONAL        ->     GE Asset Management           ->     Seeks long-term growth of capital.
EQUITY                         Incorporated
JANUS GLOBAL            ->     Janus Capital                 ->     Seeks long-term growth of capital
                               Corporation                          in a manner consistent with the
                                                                    preservation of capital.
GABELLI GLOBAL          ->     Gabelli Asset Management      ->     Seeks to provide investors with
GROWTH                         Company                              appreciation of capital. Current
                                                                    income is a secondary objective.
GREAT COMPANIES         ->     Great Companies, L.L.C.       ->     Seeks long-term growth of capital
-- GLOBAL(2)                                                        in a manner consistent with
                                                                    preservation of capital.
GREAT COMPANIES         ->     Great Companies, L.L.C.       ->     Seeks long-term growth of capital.
-- TECHNOLOGY(SM)
JANUS GROWTH            ->     Janus Capital                 ->     Seeks growth of capital.
                               Corporation
LKCM                    ->     Luther King Capital           ->     Seeks long-term growth of capital
CAPITAL GROWTH                 Management Corporation               through a disciplined investment
                                                                    approach focusing on companies
                                                                    with superior growth prospects.
GOLDMAN SACHS           ->     Goldman Sachs Asset           ->     Seeks long-term growth of capital
GROWTH                         Management
GE U.S. EQUITY          ->     GE Asset Management           ->     Seeks long-term growth of capital.
                               Incorporated
GREAT COMPANIES         ->     Great Companies, L.L.C.       ->     Seeks long-term growth of capital.
-- AMERICA(SM)
SALOMON                 ->     Salomon Brothers Asset        ->     Seeks capital appreciation.
ALL CAP                        Management Inc
FIDELITY VIP II         ->     Fidelity Management &         ->     Seeks long-term capital apprecia-
CONTRAFUND(R)                  Research Company                     tion by investing primarily in a
PORTFOLIO                                                           broad variety of common stocks,
-- SERVICE CLASS 2                                                  using both growth-oriented and
                                                                    contrarian disciplines.
C.A.S.E. GROWTH         ->     C.A.S.E.                      ->     Seeks annual growth of capital
                               Management, Inc.                     through investment in companies
                                                                    whose management, financial
                                                                    resources and fundamentals appear
                                                                    attractive on a scale measured
                                                                    against each company's present
                                                                    value.

PORTFOLIO                      SUB-ADVISER OR ADVISER                 INVESTMENT OBJECTIVE
--------------------           ----------------------------           --------------------------------------
DREYFUS MID CAP         ->     The Dreyfus                     ->     Seeks total investment returns
                               Corporation                            (including capital appreciation and
                                                                      income), which consistently
                                                                      outperform the S&P 400 Mid Cap
                                                                      Index.
NWQ VALUE EQUITY        ->     NWQ Investment                  ->     Seeks to achieve maximum,
                               Management Company, Inc.               consistent total return with
                                                                      minimum risk to principal.
FIDELITY VIP            ->     Fidelity Management &           ->     Seeks reasonable income by
EQUITY-INCOME                  Research Company                       investing primarily in income-
PORTFOLIO                                                             producing equity securities.
-- SERVICE CLASS 2
FIDELITY VIP III        ->     Fidelity Management &           ->     Seeks capital growth by investing
GROWTH                         Research Company                       in a wide range of common
OPPORTUNITIES                                                         domestic and foreign stocks, and
PORTFOLIO                                                             securities convertible into common
-- SERVICE CLASS 2                                                    stocks.
T. ROWE PRICE           ->     T. Rowe Price                   ->     Seeks to provide an increasing
DIVIDEND GROWTH                Associates, Inc.                       level of dividend income, long-
                                                                      term capital appreciation and
                                                                      reasonable current income through
                                                                      investments primarily in dividend
                                                                      paying stocks.
DEAN ASSET              ->     Dean Investment Associates      ->     Seeks preservation of capital and
ALLOCATION                                                            competitive investment returns.
LKCM STRATEGIC          ->     Luther King Capital             ->     Seeks to provide current income,
TOTAL RETURN                   Management                             long-term growth of income and
                               Corporation                            capital appreciation.
J.P. MORGAN REAL        ->     J.P. Morgan Investment          ->     Seeks long-term total return from
ESTATE SECURITIES              Management Inc.                        investments primarily in equity
                                                                      securities of real estate companies.
                                                                      Total return will consist of realized
                                                                      and unrealized capital gains and
                                                                      losses plus income.
FEDERATED GROWTH        ->     Federated Investment            ->     Seeks total return by investing in
& INCOME                       Counseling                             securities that have defensive
                                                                      characteristics.
AEGON BALANCED          ->     AEGON USA                       ->     Seeks preservation of capital,
                               Investment                             reduced volatility, and superior
                               Management, Inc.                       long-term risk-adjusted returns.
AEGON BOND              ->     AEGON USA                       ->     Seeks the highest possible current
                               Investment                             income within the confines of the
                               Management, Inc.                       primary goal of insuring the
                                                                      protection of capital.

PORTFOLIO                     SUB-ADVISER OR ADVISER             INVESTMENT OBJECTIVE
-------------------           ------------------------           ----------------------------------
J.P. MORGAN MONEY      ->     J.P. Morgan Investment      ->     Seeks to obtain maximum current
MARKET                        Management Inc.                    income consistent with preserva-
                                                                 tion of principal and maintenance
                                                                 of liquidity.



     AEGON/Transamerica Advisers, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/
Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectus for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.


     FMR, located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.



     In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the funds currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds' Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.



     If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS



     We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.



     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.


     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.


YOUR RIGHT TO VOTE PORTFOLIO SHARES



     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law. See Tax Status of the Policy p. 57.



     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).


     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.



THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PURCHASING A POLICY



     To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.


     Our address for applications submitted by World Marketing Alliance distribution systems is:
              Western Reserve

              P.O. Box 9009
              Clearwater, Florida 33758-9009


All other agents should submit applications to:

              Western Reserve
              P.O. Box 5068
              Clearwater, Florida 33758-5068

     You determine the specified amount of insurance coverage for a Policy based on the initial premium paid and other characteristics of the proposed joint insureds, such as age, gender and rate class. Joint insureds may be both male, both female or male and female. Our current minimum specified amount for a Policy is generally $100,000. We will generally only issue a Policy to joint insureds ages 1-85* who provide sufficient evidence that they meet our insurability standards. The younger joint insured cannot be older than age 80, and the sum of the joint insureds' ages cannot be more than 160 years. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the younger joint insured is over age 80. The joint insureds must be insurable and acceptable to us under our underwriting rules on the later of:

   o  the date of your application; or
   o the date the joint insureds complete all of the medical tests and examinations that we require.


* Policies for joint insureds ages 1-19 are not available in all states.


TAX-FREE "SECTION 1035" EXCHANGES

     You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).



UNDERWRITING STANDARDS



     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.



     Your cost of insurance charge will depend on each joint insured's rate class. There is no preferred class for specified amounts less than $1,000,000. We currently place each joint insured into one of the following rate classes:


   o  ultimate select, non-tobacco use (preferred class);
   o  select, non-tobacco use;
   o  ultimate standard, tobacco use (preferred class); and
   o  standard, tobacco use.


     We then place the joint insureds into one of the following non-sub-standard rate classes:

   o  combination of two non-tobacco users;
   o  combination of two tobacco users; and
   o  combination of a tobacco user and a non-tobacco user.



     We also place joint insureds in various sub-standard rate classes, which involve a higher mortality risk and higher cost of insurance charges. We generally charge higher rates for insureds who use tobacco. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate.



WHEN INSURANCE COVERAGE TAKES EFFECT


     Insurance coverage under the Policy will take effect only if the insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.


     CONDITIONAL INSURANCE COVERAGE. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.



 THE AMOUNT OF                  o  the specified amount applied for; or
 CONDITIONAL INSURANCE          o  $300,000
 COVERAGE IS THE LESSER OF:        reduced by all amounts payable under all life insurance
                                   applications that the insured has pending with us.


 CONDITIONAL LIFE INSURANCE     o  the date of your application; or
 COVERAGE BEGINS ON THE         o  the date the insured completes all of the medical tests and
 LATER OF:                         examinations that we require; or
                                o  the date of issue, if any, requested in the application.


 CONDITIONAL LIFE INSURANCE     o  the date we determine the insured has satisfied our
 COVERAGE TERMINATES               underwriting requirements and the insurance applied for
 AUTOMATICALLY ON THE              takes effect (the Policy date); or
 EARLIEST OF:                   o  60 days from the date the application was completed; or
                                o  the date we determine that any person proposed for
                                   insurance in the application is not insurable according to our rules, limits and standards for the plan, amount and
                                   rate class shown in the application; or
                                o  the date we modify the plan, amount, riders and/or the
                                   premium rate class shown in the application, or any
                                   supplemental agreements; or
                                o  the date we mail notice of the ending of coverage and we refund the first premium to the applicant at the address
                                   shown on the application.


 SPECIAL LIMITATIONS OF THE     o  the conditional receipt will be VOID:
  CONDITIONAL RECEIPT:              -> if not signed by an authorized agent of Western
                                       Reserve; or
                                   -> in the event the application contains any fraud or
                                      material misrepresentation; or
                                   -> if, on the date of the conditional receipt, the
                                      proposed insured is under 15 days of age or over
                                      80 years of age.
                                o  the conditional receipt does not provide benefits for
                                   disability and accidental death benefits.
                                o  the conditional receipt does not provide benefits if any proposed insured commits suicide. In this case, Western
                                   Reserve's liability will be limited to return of the first premium paid with the application.

     FULL INSURANCE COVERAGE AND ALLOCATION OF INITIAL PREMIUM. Once we determine that the joint insureds meet our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the WRL J.P. Morgan Money Market subaccount. On the record date, which is the date we record your Policy on our books as an in force Policy, we will allocate your cash value from the WRL J.P. Morgan Money Market subaccount to the accounts you elect on your application.



     On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values p. 32.



OWNERSHIP RIGHTS


     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If two owners are named, the Policy will be owned jointly, and each owner's consent will be required to exercise ownership rights. If the owner dies before the surviving insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.




 CHANGING THE     o  Change the owner by providing written notice to us at our
 OWNER               office at any time while the surviving insured is alive and the Policy is in force.
                  o  Change is effective as of the date that the written notice is accepted by us.
                  o  Changing the owner does not automatically change the
                     beneficiary.
                  o  Signature of owner's spouse is required if owner is a
                     resident of: Arizona, California, Idaho, Nevada, New
                     Mexico, Washington or Wisconsin.
                  o  Changing the owner may have tax consequences. You
                     should consult a tax advisor before changing the owner.
                  o  We are not liable for payments we made before we
                     received the written notice at our office.




 CHOOSING THE     o  The owner designates the beneficiary (the person to
 BENEFICIARY         receive the death benefit when the surviving insured dies)
                     in the application.
                  o  If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit

                     proceeds unless the beneficiary designation states otherwise.
                  o If the beneficiary dies before the surviving insured, then any contingent beneficiary becomes the surviving beneficiary.
                  o If both the beneficiary and contingent beneficiary die before the surviving insured, then the death benefit will be paid to the owner or the owner's estate upon the surviving insured's death.




 CHANGING THE     o  The owner changes the beneficiary by providing written
 BENEFICIARY         notice to us at our office.
                  o  Change is effective as of the date the owner signs the
                     written notice.
                  o  Signature of owner's spouse is required if owner is a
                     resident of: Arizona, California, Idaho, Nevada, New
                     Mexico, Washington or Wisconsin.
                  o  We are not liable for any payments we made before we
                     received the written notice at our office.




 ASSIGNING THE     o  The owner may assign Policy rights while either or both
 POLICY               joint insureds are alive.
                   o  Signature of owner's spouse is required if owner is a
                      resident of: Arizona, California, Idaho, Nevada, New
                      Mexico, Washington or Wisconsin.
                   o  The owner retains any ownership rights that are not
                      assigned.
                   o  Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment.
                      Any amount payable to the assignee will be paid in a
                      lump sum.
                   o  Claims under any assignment are subject to proof of
                      interest and the extent of the assignment.
                   o  Assigning the Policy may have tax consequences. You
                      should consult a tax advisor before assigning the Policy.
                   o  We are not:
                      -> bound by any assignment unless we receive a
                         written notice of the assignment;
                      -> responsible for the validity of any assignment;
                      -> liable for any payment we made before we
                         received written notice of the assignment; or
                      -> bound by any assignment which results in adverse
                         tax consequences to the owner, joint insureds or
                         beneficiary(ies).

POLICY SPLIT OPTION



     As long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the "Split Option") into two new individual fixed account insurance policies, one on the life of each joint insured if one of the three events listed below occurs. You may request this Split Option by giving us written notice within 90 days after:

    o the enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction;
   o   the date of entry of a final decree of divorce of the joint insureds; or
   o written confirmation of a dissolution of a business partnership of which the joint insureds were partners.*


* The above conditions do not apply to Pennsylvania residents.



 CONDITIONS FOR EXERCISING     o  If more than one person owns the Policy, each owner must
 SPLIT OPTION:                    agree to the split.
                               o  The initial specified amount for each new policy cannot be more than 50% of the Policy's specified amount, excluding
                                  the face amount of any riders.
                               o  The new policies will be subject to our minimum and
                                  maximum specified amounts and issue ages for the plan of
                                  insurance you select.
                               o  You must obtain our approval before you can exercise the
                                  Split Option if one of the joint insureds is older than the new policy's maximum issue age when you request the
                                  Split Option.
                               o  Exercising a Policy Split Option may have tax
                                  consequences. You should consult a tax advisor before
                                  exercising this Option.

     Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy's net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements; or you may cancel the Split Option and keep the Policy in force on both joint insureds.


     We will base the premiums for the new policies on each joint insured's attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the Monthiversary after we receive your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. We will not deduct the premium expense charges from the cash value allocated to the new policies. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.


CANCELING A POLICY



     You may cancel a Policy for a refund during the "free-look period" by returning it to our office, to one of our branch offices, or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our office. The amount of the refund will be:



     o  any charges and taxes we deduct from your premiums; PLUS
     o any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS
     o your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our office.


     Some states may require us to refund all of the premiums you paid for the Policy.


PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PREMIUM FLEXIBILITY


     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $100. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.


PLANNED PERIODIC PAYMENTS


     You will determine a planned periodic payment schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.


     Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired), then your Policy will lapse (unless you make the payment we specify during the 61-day grace period). See Policy Lapse and Reinstatement p. 55.



MINIMUM MONTHLY GUARANTEE PREMIUM


     The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do NOT regularly pay premiums at least as large as the current minimum monthly guarantee premium.


     Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary:

     o total premiums paid (MINUS any cash withdrawals and MINUS any outstanding loan amount) EQUAL OR EXCEED

          -> the sum of the minimum monthly guarantee premiums in effect for each specific month from the Policy date up to and including the current month.


     If you take a cash withdrawal or a loan, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

     The initial minimum monthly guarantee premium is shown on your Policy's schedule page. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or increase or add a rider. We will notify you of your new minimum monthly guarantee premium.

     AFTER THE NO LAPSE PERIOD ENDS, PAYING THE CURRENT MINIMUM MONTHLY GUARANTEE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.


NO LAPSE PERIOD


     Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:


   o the total amount of the premiums you paid (MINUS any cash withdrawals and MINUS outstanding loans) EQUALS OR EXCEEDS



      -> the sum of the minimum monthly guarantee premiums in effect for each specific month from the Policy date up to and including the current month.



See Policy Lapse and Reinstatement p. 55.


PREMIUM LIMITATIONS

     Premium payments must be at least $100 per month ($1,000 if by wire). We may return premiums less than $100. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.


MAKING PREMIUM PAYMENTS



     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments (see Charges and Deductions -- Premium Charge p. 40). We will accept premium payments by wire transfer.



     If you wish to make payments by bank wire, you should instruct your bank to wire federal funds as follows:
              All First Bank of Baltimore
              ABA #: 052000113
              For credit to: Western Reserve Life
              Account #: 89539639
              Policyowner's Name:
              Policy Number:
              Attention: General Accounting



     TAX-FREE EXCHANGES ("1035 Exchanges") (see Tax-Free "Section 1035" Exchanges p. 23.) We will accept part or all of your initial premium money from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.



     Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of our receipt of the proceeds from the 1035 Exchange before we determine your Policy's specified amount.


ALLOCATING PREMIUMS


     You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. (New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.) You must follow these guidelines:


     o over the life of your Policy, you may direct the money in your Policy to no more than 18 subaccounts. (The fixed account counts for these purposes as a subaccount.) See Investment Options p. 6;

     o    allocation percentages must be in whole numbers;

     o if you select dollar cost averaging, you must have at least $10,000 in each subaccount from which we will make transfers and you must transfer at least a total of $1,000 monthly; and

     o if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.


     So long as you stay within the 18 subaccount limit, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777, extension 6539, Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern time. This change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 10% of each net premium payment. We reserve the right to limit the number of premium allocation changes to once per Policy year.



     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit using the unit value determined at the end of the day after the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values below. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


     You should review periodically how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.



POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CASH VALUE



     o varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).
     o    serves as the starting point for calculating values under a Policy.
     o    equals the sum of all values in each subaccount and the fixed account.
     o    is determined on the Policy date and on each valuation date.
     o has no guaranteed minimum amount and may be more or less than premiums paid.
     o includes any amount held in the fixed account to secure any outstanding Policy loan.

NET SURRENDER VALUE



     The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.


 NET SURRENDER      o  the cash value as of such date; MINUS
 VALUE ON ANY       o  any surrender charge as of such date; MINUS
 VALUATION DATE     o  any outstanding Policy loan(s); PLUS
 EQUALS:            o  any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next
                       Policy anniversary.

SUBACCOUNT VALUE


     Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.


 THE NUMBER OF     o  the initial units purchased at unit value on the record date;
 UNITS IN ANY         PLUS
 SUBACCOUNT ON     o  units purchased with additional net premium(s); PLUS
 ANY VALUATION     o  units purchased via transfers from another subaccount or
 DATE EQUALS:         the fixed account; MINUS
                   o  units redeemed to pay for monthly deductions; MINUS
                   o  units redeemed to pay for cash withdrawals; MINUS
                   o  units redeemed as part of a transfer to another subaccount or the fixed account.

     Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our office.



SUBACCOUNT UNIT VALUE


     The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

 THE UNIT VALUE        o  the total value of the portfolio shares held in the
 OF ANY                   subaccount, determined by multiplying the number of
 SUBACCOUNT AT            portfolio shares owned by the subaccount by the
 THE END OF A             portfolio's net asset value per share determined at the end
 VALUATION                of the valuation period; MINUS
 PERIOD                o  a charge equal to the daily net assets of the subaccount
 IS CALCULATED AS:        multiplied by the daily equivalent of the daily charge;
                          MINUS
                       o  the accrued amount of reserve for any taxes or other
                          economic burden resulting from applying tax laws that we
                          determine to be properly attributable to the subaccount;
                          AND THE RESULT DIVIDED BY
                       o  the number of outstanding units in the subaccount.


     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.


FIXED ACCOUNT VALUE


     On the record date, the fixed account value is equal to the cash value allocated to the fixed account from the WRL J.P. Morgan Money Market subaccount.


 THE FIXED ACCOUNT       o  the sum of net premium(s) allocated to the fixed account;
 VALUE AT THE END OF        PLUS
 ANY VALUATION           o  any amounts transferred from a subaccount to the fixed
 PERIOD IS EQUAL TO:        account; PLUS
                         o  total interest credited to the fixed account; MINUS
                         o  amounts charged to pay for monthly deductions; MINUS
                         o  amounts withdrawn or surrendered from the fixed account;
                            MINUS
                         o  amounts transferred from the fixed account to a
                            subaccount.

     New Jersey residents: The fixed account value at the end of any valuation period is equal to:
     o any amounts transferred from a subaccount to the fixed account to establish a loan reserve; PLUS
     o  total interest credited to the loan reserve.


TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GENERAL


     You or your agent/representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. Please remember the 18 subaccount limit when you are planning to make a transfer. See Investment Options, p. 6. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:

     /check mark/  So long as you stay within the 18 subaccount limit, you may make an unlimited number of "non-substantive" transfers in a Policy year among the subaccounts, although we do limit "substantive" transfers, as discussed below.
     /check mark/  You may make one transfer from the fixed account in a Policy year
                   (unless you choose dollar cost averaging from the fixed account).
     /check mark/  You may request transfers in writing (in a form we accept), by fax or by telephone.
     /check mark/  There is no minimum amount that must be transferred.
     /check mark/  There is no minimum amount that must remain in a subaccount after a transfer.
     /check mark/  We deduct a $10 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
     /check mark/  We consider all transfers made in any one day to be a single transfer.
     /check mark/  Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the record date, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.
     /check mark/  Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.



     The Policy's transfer privilege is not intended to afford policyowners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from J.P. Morgan Money Market, during any 12-month period. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations or a series of movements between portfolios. We currently do not limit non-substantive transfers.


     The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.



     Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-851-9777, extension 6539, Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern time or fax your instructions to 727-299-1648.



     Please note the following regarding telephone or fax transfers:


     -> We will employ reasonable procedures to confirm that telephone instructions are genuine.
     -> If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
     -> If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
     -> Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

     ->    We may also require written confirmation of your order.

     -> If you do not want the ability to make telephone transfers, you should notify us in writing.

     -> Telephone or fax orders must be received at our office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

     -> WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 727-299-1648.

     -> We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal.

     ->    We may discontinue this option at any time.



     We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


     We will process any transfer order we receive at our office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.



FIXED ACCOUNT TRANSFERS


     You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The amount of the transfer is limited to the greater of:


     -> 25% of your value in the fixed account; or -> the amount you transferred from the fixed account in the prior Policy year.


     New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.


CONVERSION RIGHTS


     If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing. We will not charge for this transfer.


DOLLAR COST AVERAGING


     Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against a loss.



     Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL J.P. Morgan Money Market subaccount, the WRL AEGON Bond subaccount, the fixed account, or any combination of these to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date. We will make the first transfer in the month after we receive your request at our office, provided that we receive the form by the 25th day of the month.




 TO START DOLLAR COST     -> you must submit a completed form to us at our office
 AVERAGING:                  requesting dollar cost averaging;
                          -> you must have at least $10,000 in each account from
                             which we will make transfers;
                          -> your total transfers each month under dollar cost
                             averaging must be at least $1,000 ($500 for New Jersey
                             residents); and
                          -> each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the
                             beginning of dollar cost averaging.

     You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

 DOLLAR                 -> we receive your request to cancel your participation;
 COST AVERAGING         -> the value in the accounts from which we make the
 WILL TERMINATE IF:        transfers is depleted;
                        -> you elect to participate in the asset rebalancing program;
                           OR
                        -> you elect to participate in any asset allocation services provided by a third party.

     We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

     We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.



 TO START               -> you must submit a completed asset rebalancing request
 ASSET REBALANCING:        form to us at our office before the maturity date; and
                        -> you must have a minimum cash value of $10,000 or
                           make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.


 ASSET REBALANCING     -> you elect to participate in the dollar cost averaging
 WILL CEASE IF:           program;
                       -> we receive your request to discontinue participation;
                       -> you make ANY transfer to or from any subaccount other
                          than under a scheduled rebalancing; or
                       -> you elect to participate in any asset allocation services provided by a third party.

     You may start and stop participation in the asset rebalancing program at any time; but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.


THIRD PARTY ASSET ALLOCATION SERVICES



     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF POLICIES. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.



CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.




 SERVICES AND BENEFITS WE      o  the death benefit, cash withdrawals and loan benefits;
 PROVIDE UNDER THE POLICY:     o  investment options, including premium allocations;
                               o  administration of elective options; and
                               o  the distribution of reports to owners.



 COSTS AND EXPENSES     o  costs associated with processing and underwriting
 WE INCUR:                 applications;
                        o  expenses of issuing and administering the Policy (including any Policy riders);
                        o  overhead and other expenses for providing services and
                           benefits and sales and marketing expenses, including
                           compensation paid in connection with the sale of the
                           Policies; and

                       o  other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.



 RISKS WE ASSUME:     o  that the charges we may deduct may be insufficient to
                         meet our actual claims because insureds die sooner than
                         we estimate; and
                      o  that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to
                         deduct.

PREMIUM CHARGE


     Before we allocate the net premiums you make, we will deduct the following charge.



 PREMIUM EXPENSE CHARGE     o  This charge equals:
                               -> 6.0% of premiums during the first ten Policy
                                  years; and
                               -> 2.5% of premiums thereafter.
                            o  This charge compensates us for distribution expenses and state premium taxes.

MONTHLY DEDUCTION



     We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge from each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (I.E., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.





 THE MONTHLY DEDUCTION IS     o  the monthly Policy charge; PLUS
 EQUAL TO:                    o  the monthly cost of insurance charge for the Policy; PLUS
                              o  the monthly death benefit guarantee charge; PLUS
                              o  the monthly charge for any benefits provided by riders
                                 attached to the Policy.
                              MONTHLY POLICY CHARGE:
                              o  This charge equals $5.00 each Policy month.
                              o  We guarantee this charge will never be more than $10.00 per month.

                             o  We may waive this charge at issue on additional policies
                                (not on the original Policy) purchased naming the same
                                owner and insured.
                             o  This charge compensates us for administrative expenses
                                such as recordkeeping, processing death benefit claims and
                                Policy changes, and overhead costs.
                             COST OF INSURANCE CHARGE:
                             o  We deduct this charge each month. It varies each month
                                and is equal to:
                                -> the death benefit on the Monthiversary;
                                   DIVIDED BY
                                -> 1.0032737 (this factor reduces the net amount at
                                   risk, for purposes of computing the cost of
                                   insurance, by taking into account assumed
                                   monthly earnings at an annual rate of 4.0%);
                                   MINUS
                                -> the cash value on the Monthiversary;
                                   MULTIPLIED BY
                                -> the monthly cost of insurance rate for the Policy.
                              OPTIONAL INSURANCE RIDERS:
                              o  The monthly deduction will include charges for any
                                 optional insurance benefits you add to your Policy by rider
                                 (see Supplemental Benefits (Riders) p. 64).



     We base the cost of insurance rates on each joint insured's attained age, gender, and rate class, and the length of time that the Policy has been in force. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and each joint insured's attained age and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. We may also guarantee a rate for a specific period of time (E.G., one year). For a listing of rate classes, see Underwriting Standards p. 24.



     We may issue certain Policies on a simplified or expedited basis. The cost of insurance rates for Policies we issue on this basis will be no higher than the guaranteed rates for select, non-tobacco use or standard, tobacco use categories. However, these rates may be higher or lower than current rates charged under otherwise identical Policies that are using standard underwriting criteria.

 MONTHLY DEATH BENEFIT     o  This charge is $0.04 per $1,000 of your initial specified
 GUARANTEE CHARGE             amount.
                           o  This charge is deducted monthly from your cash value.
                           o  We will deduct this charge only until the no lapse date you selected on the application.
                           o  This charge compensates us for the risk of guaranteeing the death benefit you chose on the application.


MORTALITY AND EXPENSE RISK CHARGE



     We deduct a daily charge from your cash value in each subaccount to compensate us for certain mortality and expense risks we assume. This charge is equal to:


     o    your Policy's cash value in each subaccount MULTIPLIED BY

     o the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90% (this annual rate is equal to 0.90% of the average daily net assets of each subaccount).


     The mortality risk is that the surviving insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.


     If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.


SURRENDER CHARGE



     If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. There is no surrender charge if you wait until the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.


     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CALCULATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of the surrender charge might result in no net surrender value available if you surrender your Policy in the first few Policy years. This will depend on a number of factors, but is more likely if:


   o you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy, and/or
   o  investment performance is too low.

 THE SURRENDER CHARGE IS        o  the DEFERRED ISSUE CHARGE; plus
 EQUAL TO:                      o  the DEFERRED SALES CHARGE;
                                   AND THE SUM MULTIPLIED BY
                                o  the SURRENDER CHARGE PERCENTAGE.


     The DEFERRED ISSUE CHARGE is $5.00 MULTIPLIED BY each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account.



     The DEFERRED SALES CHARGE equals



     o 26.5% MULTIPLIED BY the total premiums paid UP TO the guideline premium shown in your Policy; PLUS

     o a percentage (the excess premium charge), which varies depending on the younger joint insured's issue age (see table below), MULTIPLIED BY
     o the total premiums paid IN EXCESS OF the guideline premium ("excess premium charge").


   ISSUE AGE RANGE
  (YOUNGER JOINT          EXCESS PREMIUM
     INSURED)                 CHARGE
        1-55                   4.2%
        56-63                  3.7%
        64-68                  3.1%
        69-73                  2.5%
        74-76                  2.0%
        77-78                  1.6%
        79-80                  1.2%

     The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, we will cover the shortfall from our general account assets, which may include profits from the mortality and expense risk charge under the Policy.


     To determine the surrender charge, we apply the SURRENDER CHARGE PERCENTAGE to the sum of the DEFERRED ISSUE CHARGE and the DEFERRED SALES CHARGE. In Policy years 1-10 this percentage is 100% for joint insureds when the age of the younger joint insured is between issue ages 0-74 and then declines at the rate of 20% per year until reaching zero at the end of the 15th Policy year.



     For joint insureds when the age of the younger joint insured is between issue ages 75-80, the surrender charge percentage is 100% until the end of the 6th Policy year and then declines to 0% at the end of the 15th Policy year. Therefore, the surrender charge will be less if you surrender the Policy during the 11th through the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year (see Example 2 below).

                          SURRENDER CHARGE PERCENTAGES


  END OF POLICY YEAR*               YOUNGER AGE
-----------------------   -------------------------------
                           LESS THAN 75      75 OR ABOVE
                          ---------------   -------------
  At Issue                      100%             100%
  1-6                           100%             100%
  7                             100%              97%
  8                             100%              88%
  9                             100%              80%
  10                            100%              73%
  11                             80%              66%
  12                             60%              60%
  13                             40%              40%
  14                             20%              20%
  15+                             0%               0%

     * The percentage on any date other than a Policy anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.



o SURRENDER CHARGE EXAMPLE 1: Assume a male non-tobacco user age 35 and a female non-tobacco user age 35 purchase a Policy for $100,000 of specified amount, paying the guideline premium of $806.11, and an additional premium amount of $193.89 in excess of the guideline premium, for a total premium of $1,000 per year for four years ($4,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:



  (a)     DEFERRED ISSUE CHARGE: [100 x $5.00]
          ($5.00/$1,000 of initial specified amount)   =   $500.00
  (b)     DEFERRED SALES CHARGE:
          (1) 26.5% of guideline
                    premium paid
                    [26.5% x $806.11], and             =   $213.62
          (2) 4.2%  of premiums paid in excess
                    of guideline premium
                    [4.2% x ((4 x $1,000) - $806.11)]  =   $134.14
  (c)     APPLICABLE SURRENDER CHARGE                  =      100%
          [(a)$500.00 + (b)($213.62 + $134.14)]
          x 100%
          SURRENDER CHARGE = [$847.76]
          x 100%                                       =   $847.76
                                                           =======

o SURRENDER CHARGE EXAMPLE 2: Assume the same facts as in Example 1, including continued premium payments of $1,000 per year, EXCEPT the owner surrenders the Policy on the 14th Policy anniversary:


  (a)     DEFERRED ISSUE CHARGE: [100 x $5.00]      =   $500.00
  (b)     DEFERRED SALES CHARGE:
          (1) [26.5% x $806.11], and                =   $213.62
          (2) [4.2% x ((14 x $1,000) - $806.11)]    =   $554.14
  (c)     APPLICABLE SURRENDER CHARGE               =       20%
          [(a)$500.00 + (b)($213.62) + $554.14)]
          x 20%
          SURRENDER CHARGE = [$1,267.76]
          x 20%                                     =   $253.55
                                                        =======


There will be no surrender charge if the owner waits until the 15th Policy anniversary.


     For Policies issued in the state of PENNSYLVANIA, the following surrender charge percentage table applies.



                         SURRENDER CHARGE PERCENTAGES


                      ISSUE          ISSUE         ISSUE
  POLICY YEAR      AGES 20-69     AGES 70-74     AGES 75-80
---------------   ------------   ------------   ------------
  1                    100%           100%           100%
  2                    100%           100%            96%
  3                    100%           100%            89%
  4                    100%           100%            83%
  5                    100%            95%            77%
  6                    100%            90%            73%
  7                    100%            85%            68%
  8                    100%            80%            65%
  9                     95%            76%            61%
  10                    90%            72%            58%
  11                    80%            68%            55%
  12                    60%            60%            51%
  13                    40%            40%            40%
  14                    20%            20%            20%
  15                     0%             0%             0%


     The surrender charge helps us to recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs.



TRANSFER CHARGE


     o   We currently allow you to make 12 transfers each year free from charge.
     o   We charge $10 for each additional transfer.

     o For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

     o    We deduct the transfer charge from the amount being transferred.
     o Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.
     o Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.
     o    We will not increase this charge.


CASH WITHDRAWAL CHARGE


     o After the first Policy year, you may take one cash withdrawal per Policy year.
     o When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
     o    We deduct this amount from the withdrawal, and we pay you the balance.
     o    We will not increase this charge.


TAXES


     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.


PORTFOLIO EXPENSES



     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. You pay these fees and expenses indirectly. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.44% to 1.20%. See the Portfolio Annual Expense Table in this prospectus, and the fund prospectuses.


     Our affiliate, AFSG, the principal underwriter for the Policies, will receive the 12b-1 fees and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.



GROUP OR SPONSORED POLICIES



     We issue a different Policy for group or sponsored arrangements ("Group/Sponsored Policies"). Under Group/Sponsored Policies, a trustee or employer purchases individual policies covering a group of individuals on a group basis (E.G., Section 401 employer-sponsored benefit plans and deferred compensation plans). A sponsored arrangement is where an employer permits a group solicitation of Policies to its employees or an association permits a group solicitation of Policies to its members.

     We have certain criteria to issue Group/Sponsored Policies. Generally, a group or sponsored arrangement must be a specific size and must have been in operation for a number of years. We may reduce certain charges, such as premium expense charges, surrender charge, limits on minimum premium and minimum specified amount, or monthly Policy charge, for these Policies. In some cases, we currently waive the monthly Policy charge and reduce the surrender charge. The amount of the reduction and the criteria for Group/Sponsored Policies will reflect the reduced sales effort resulting from these sales. Groups or sponsored arrangements which have been set up solely to purchase Group/

Sponsored Policies or which have been in existence for less than six months will not qualify. Group/Sponsored Policies may not be available in all states. Group/Sponsored Policies may be subject to special tax rules and consequences and other legal restrictions (see Federal Income Tax Considerations, p. 57).



     Insurance policies where the benefits vary based on gender may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Employers should consult tax attorneys before proposing to offer
Group/Sponsored Policies.


ASSOCIATE POLICIES



     We offer an Associate Policy to certain employees, field associates, directors and their relatives. An Associate Policy may have reduced or waived premium expense charges, surrender charge, cost of insurance rates, limits on minimum premium and minimum specified amount, or monthly Policy charge. The Associate Policy is available to:



     o our current and retired directors, officers, full-time employees and registered representatives, and those of our affiliates; current and retired directors, officers, full-time employees and registered representatives of AFSG and any broker-dealer with which they have a sales agreement;

    o any trust, pension, profit-sharing or other employee benefit plan of the foregoing persons or entities;
    o current and retired directors, officers, and full-time employees of the AEGON/ Transamerica Series Fund, Inc., the IDEX Mutual Funds, and any investment adviser or sub-adviser thereto; and
    o     any family member of the above.


     We may modify or terminate this arrangement. Associate Policies may not be available in all states.

DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DEATH BENEFIT PROCEEDS



     As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the surviving insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the surviving insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options p. 51.



 DEATH BENEFIT       o  the death benefit (described below); MINUS
 PROCEEDS EQUAL:     o  any monthly deductions due during the grace period (if
                        applicable); MINUS
                     o  any outstanding Policy loan amount; PLUS
                     o  any additional insurance in force provided by rider; PLUS
                     o  any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy
                        anniversary.


     We may further adjust the amount of the death benefit proceeds if we contest the Policy, or if you misstate either joint insured's age or gender. See Our Right to Contest the Policy p. 60; and Misstatement of Age or Gender p. 61.



BASE POLICY DEATH BENEFIT


     The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the surviving insured dies. You must select one of the two death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the surviving insured's death.



 DEATH BENEFIT           o  the current specified amount; OR
 OPTION A EQUALS THE     o  a specified percentage called the "limitation percentage,"
 GREATER OF:                MULTIPLIED BY
                            ->  the cash value on the surviving insured's date of
                               death.

     Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.


     The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the younger joint insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:





   ATTAINED AGE
   OF YOUNGER
  JOINT INSURED                    LIMITATION PERCENTAGE
  40 and under                             250%
    41 to 45       250% of cash value minus 7% for each age over age 40
    46 to 50       215% of cash value minus 6% for each age over age 45
    51 to 55       185% of cash value minus 7% for each age over age 50
    56 to 60       150% of cash value minus 4% for each age over age 55
    61 to 65       130% of cash value minus 2% for each age over age 60
    66 to 70       120% of cash value minus 1% for each age over age 65
    71 to 75       115% of cash value minus 2% for each age over age 70
    76 to 90                               105%
    91 to 95       105% of cash value minus 1% for each age over age 90
  96 and older                             100%


     If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.


     OPTION A ILLUSTRATION. Assume that the younger joint insured's attained age is under 40, there have been no withdrawals, and there are no outstanding loans. Under Option A, a Policy with a $250,000 specified amount will generally pay $250,000 in death benefits. However, because the death benefit must be equal to or greater than 250% of cash value, any time the cash value of the Policy exceeds $100,000, the death benefit will exceed the $250,000 specified amount. Each additional dollar added to the cash value above $100,000 will increase the death benefit by $2.50.


     Similarly, so long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.


 DEATH BENEFIT           o  the current specified amount; PLUS
 OPTION B EQUALS THE        -> the cash value on the surviving insured's date of
 GREATER OF:                   death; OR
                         o  the limitation percentage, MULTIPLIED BY
                            -> the cash value on the surviving insured's date of
                               death.


     Under Option B, the death benefit always varies as the cash value varies.



     OPTION B ILLUSTRATION. Assume that the younger joint insured's attained age is under 40, and there are no outstanding loans. Under Option B, a Policy with a specified amount of

$250,000 will generally pay a death benefit of $250,000 plus cash value. Thus, a Policy with a cash value of $50,000 will have a death benefit of $300,000 ($250,000 + $50,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $166,666, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $166,666 will increase the death benefit by $2.50.


     Similarly, any time cash value exceeds $166,666, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.


EFFECTS OF CASH WITHDRAWALS ON THE DEATH BENEFIT



     If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.



CHOOSING DEATH BENEFIT OPTIONS


     You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value and on the amount of cost of insurance charges you pay.


     You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.


CHANGING THE DEATH BENEFIT OPTION


     After the third Policy year, you may change your death benefit option once each Policy year.


     o   You must make your request in writing.
     o The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change at our office.
     o You may not make a change that would decrease the specified amount below the minimum specified amount stated in your Policy.
     o There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.


     If you change your death benefit option from Option B to Option A, we will MAKE the specified amount after the change equal to the specified amount prior to the change, PLUS your Policy's cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will MAKE the specified amount after the change equal to the specified amount prior to the change, MINUS the cash value on the effective date of the change. We will notify you of the new specified amount.



DECREASING THE SPECIFIED AMOUNT



     After the Policy has been in force for three years, you may decrease the specified amount once each Policy year. A decrease in the specified amount may affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's specified amount.



 CONDITIONS FOR               o  you must make your request in writing;
 DECREASING THE SPECIFIED     o  you may not change your death benefit option in the same
 AMOUNT:                         Policy year that you decrease your specified amount;
                              o  you may not decrease your specified amount lower than
                                 the minimum specified amount stated in your Policy;
                              o  you may not decrease your specified amount if it would
                                 disqualify your Policy as life insurance under the Internal
                                 Revenue Code;
                              o  we may limit the amount of the decrease to no more than
                                 20% of the specified amount; and
                              o  a decrease in specified amount will take effect on the
                                 Monthiversary on or after we receive your written request.

NO INCREASES IN THE SPECIFIED AMOUNT


     We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider or purchase an additional policy(ies) naming the same owner and insured. We may waive the Policy charge at issue on these additional policies.


PAYMENT OPTIONS



     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. See Settlement Options p. 62 for information concerning these settlement options.



SURRENDERS AND CASH WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SURRENDERS



     You must make a written request containing an original signature, to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. The surviving insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. The signature of the owner's spouse is required if the owner is a resident of: Arizona, California, Idaho, Nevada, New Mexico, Washington or Wisconsin. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (see Charges and Deductions -- Surrender Charge p. 40). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 57.



CASH WITHDRAWALS


     After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.




 CASH            o  You must make your cash withdrawal request to us in
 WITHDRAWAL         writing and must contain an original signature.
 CONDITIONS:     o  Signature of owner's spouse is required if owner is a
                    resident of: Arizona, California, Idaho, Nevada, New
                    Mexico, Washington or Wisconsin.
                 o  We only allow one cash withdrawal per Policy year.
                 o  We may limit the amount you can withdraw to at least
                    $500, and to no more than 10% of the net surrender value.
                 o  You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set
                    forth in the Policy.
                 o  You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify
                    an account, we will take the withdrawal from each account
                    in accordance with your current premium allocation
                    instructions.
                 o  We generally will pay a cash withdrawal request within
                    seven days following the valuation date we receive the
                    request.
                 o  We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this
                    amount from the withdrawal, and we pay you the balance.
                 o  You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue
                    Code.
                 o  A cash withdrawal may have tax consequences (see
                    Federal Income Tax Considerations p. 57).



     A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.


     When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.



LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GENERAL



     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 57.



 POLICY LOANS ARE       o  we may require you to borrow at least $500;
 SUBJECT TO CERTAIN     o  the maximum amount you may borrow is 90% of the cash
 CONDITIONS:               value, less any surrender charge and any outstanding loan
                           amount; and
                        o  signature of owner's spouse is required if owner is a
                           resident of: Arizona, California, Idaho, Nevada, New
                           Mexico, Washington or Wisconsin.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.


     We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make p. 62.

     You may request a loan by telephone by calling us at 1-800-851-9777, extension 6539, Monday - Friday 8:00 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.


     You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.


     You can repay a loan at any time while the Policy is in force. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS.

     At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.


INTEREST RATE CHARGED


     We will charge you an annual interest rate on a Policy loan that is equal to 5.2% and is payable annually in advance. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.


LOAN RESERVE INTEREST RATE CREDITED


     We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.


     o We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.
     o After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited 4.75%.

EFFECT OF POLICY LOANS

     A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan plus interest charged in advance until the next Policy anniversary in the loan reserve. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.


     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences (see Federal Income Tax Considerations p. 57). You should consult a tax advisor before taking out a Policy loan.

     We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.



POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LAPSE



     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.


     If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.


NO LAPSE PERIOD


     This Policy provides a no lapse period. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date you selected on the application. Each month we determine whether the no lapse period is still in effect.



 NO LAPSE PERIOD     This period is selected by you on the Policy application and may be either:
                     o  Option 1 -- the target premium attained age 65 or five
                        Policy years, whichever is later; or
                     o  Option 2 -- the target premium attained age 75 or ten
                        Policy years, whichever is later.
                     The target premium attained age is:
                     o  the target premium age, PLUS
                     o  the number of completed Policy years.

                     The target premium age equals:
                     o the average of the joint insureds' issue ages, rounded down, but no more than
                     o  the younger joint insured's age, PLUS
                     o  ten years.



 NO LAPSE DATE     This date is either:
                   o  the later of target premium attained age 65 or five Policy years; or
                   o  the later of target premium attained age 75 or ten Policy years.
                   You select the no lapse date on the Policy application.



 EARLY TERMINATION OF THE     o  The no lapse period coverage will end immediately if you
 NO LAPSE PERIOD                 do not pay sufficient minimum monthly guarantee
                                 premiums.
                              o  You must pay total premiums (minus withdrawals and
                                 outstanding loans) that equal at least:
                                 -> the sum of the minimum monthly guarantee
                                    premium in effect for each month from the Policy
                                    date up to and including the current month.


     Your minimum monthly guarantee premium amount will vary depending on whether you have chosen Option 1 or 2. Neither option may exceed target premium age 85.



     You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan, you should consider carefully the effect it will have on the no lapse period guarantee. See Minimum Monthly Guarantee Premium p. 30.



REINSTATEMENT



     We will reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:



     o   submit a written application for reinstatement;
     o   provide evidence of insurability satisfactory to us;
     o make a minimum premium payment sufficient to provide a net premium that is large enough to cover:
         -> three monthly deductions; and
         -> any surrender charge calculated from the Policy date to the date of reinstatement. (Although we do not currently assess this charge, we reserve the right to do so in the future.)


We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that it is reasonable to conclude that a Policy should generally satisfy the applicable Code requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.



     Generally, you will not be deemed to be in constructive receipt of the ash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (E.G., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").



     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits at any time could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.



     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. If you notify us that you do not want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that caused the Policy to become a MEC as of the date we receive the notice.



     DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:


     o All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


     o Loans taken from or secured by (E.G., by assignment) such a Policy are treated as distributions and taxed accordingly.


     o A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 591/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.


     o If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.


     DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


     Tax consequences of loans from or secured by a Policy that is not a MEC are uncertain and a tax advisor should be consulted about such loans.


     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.


     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.


     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


     POLICY LOANS. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.


     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


     ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.


     TAX TREATMENT OF POLICY SPLIT. The Policy Split Option permits you to split the Policy into two new individual life insurance contracts upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or a dissolution of a business partnership of which the joint insureds were partners. (See Policy Split Option p. 28.) A policy split could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a policy split would in all circumstances be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a policy split.


     TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, as long as the beneficiary is an insured under the Policy. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.


     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.



OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OUR RIGHT TO CONTEST THE POLICY


     In issuing this Policy, we rely on all statements made by or for the joint insureds in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.



     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force, while both joint insureds are still alive, for two years from the Policy date, or if reinstated, for two years from the date of reinstatement. At the end of the second Policy year, we will send you a notice asking you whether either joint insured has died. We can still contest the Policy's validity even if you do not notify us that a joint insured has died and even if the Policy is still in force.



SUICIDE EXCLUSION



     If either joint insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date; if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid within such two year period, less any outstanding loans, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.



MISSTATEMENT OF AGE OR GENDER


     If the age or gender of either joint insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the joint insured's correct age and gender.


MODIFYING THE POLICY


     Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.


     If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.


BENEFITS AT MATURITY



     If either joint insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the younger joint insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.


     If your Policy was issued BEFORE May 1, 2000, and you send a written request, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension between 90 and 180 days prior to the maturity date. We must agree to the extension.


     If your Policy was issued AFTER May 1, 2000, and you send a written equest, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in
force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension between 90 and 180 days prior to the maturity date and elect one of the following:


     1. If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

     2. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.

     If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.


     The tax consequences of extending the maturity date beyond the younger joint insured's 100th birthday are uncertain. You should consult a tax advisor as to those consequences.


PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

     o the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR
     o the SEC permits, by an order, the postponement for the protection of policyowners; OR
     o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

SETTLEMENT OPTIONS

     If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the surviving insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $20, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.


     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the surviving insured's date of death.



     Under any settlement option, the dollar amount of each payment will depend on four things:


     o the amount of the surrender or death benefit proceeds on the surrender date or surviving insured's date of death;

     o the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);


     o    the mortality tables we use; and

     o    the specific payment option(s) you choose.




 OPTION 1 - EQUAL         o  We will pay the proceeds, plus interest, in equal monthly
 MONTHLY INSTALLMENTS        installments for a fixed period of your choice, but not
 FOR A FIXED PERIOD          longer than 240 months.
                          o  We will stop making payments once we have made all the
                             payments for the period selected.




 OPTION 2 - EQUAL          At your or the beneficiary's direction, we will make equal
 MONTHLY INSTALLMENTS      monthly installments:
 FOR LIFE (LIFE INCOME)
                              o  only for the life of the payee, at the end of which
                                 payments will end; or
                              o  for the longer of the payee's life, or for 10 years if
                                 the payee dies before the end of the first 10 years of
                                 payments; or
                              o  until the total amount of all payments we have made
                                 equals the proceeds that were applied to the
                                 settlement option.

 OPTION 3 - EQUAL              o  We will make equal monthly payments during the joint
 MONTHLY INSTALLMENTS FOR         lifetime of two persons, first to a chosen payee, and then
 THE LIFE OF THE PAYEE AND        to a co-payee, if living, upon the death of the payee.
 THEN TO A DESIGNATED          o  Payments to the co-payee, if living, upon the payee's death
 SURVIVOR (JOINT AND              will equal the full amount made to the payee before the
 SURVIVOR)                        payee's death.



REPORTS TO OWNERS



     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:


/check mark/   the current cash value             /check mark/   any activity since the last report
/check mark/   the current net surrender value    /check mark/   projected values
/check mark/   the current death benefit          /check mark/   investment experience of each subaccount
/check mark/   any outstanding loans              /check mark/   any other information required by law


     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: premium payments, changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.



RECORDS


     We will maintain all records relating to the separate account and the fixed account.


POLICY TERMINATION


     Your Policy will terminate on the earliest of:


  o     the maturity date;                       o     the end of the grace period; or
  o     the date the surviving insured dies;     o     the date the Policy is surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the face amount is the level term insurance amount we pay at death. These riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

JOINT INSURED TERM RIDER



     This rider provides additional life insurance on the lives of both joint insureds. We will pay the rider's face amount when we receive proof that both joint insureds died while the rider was in force. The cost of insurance rates for this rider increase each year. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. This rider terminates on the younger joint insured's 95th birthday.



INDIVIDUAL INSURED RIDER


     This rider provides additional life insurance on the life of either joint insured. We will pay the rider's face amount when we receive proof of the insured's death. On any Monthiversary while the rider is in force, you may replace it with a new Policy on the insured's life (without evidence of insurability). This rider terminates on the insured's 95th birthday.


 CONDITIONS TO     o  your request must be in writing;
 REPLACE THE       o  the rider has not reached the anniversary nearest to the
 RIDER:               insured's 70th birthday;
                   o  the new policy is any permanent insurance policy that we currently offer;
                   o  subject to the minimum specified amount requirements for the new policy, the amount of the insurance under the new
                      policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements
                      of the original Policy; and
                   o  we will base your premium on the insured's rate class
                      under the rider.

WEALTH PROTECTOR RIDER


     This rider provides additional life insurance on the lives of both joint insureds. This rider can only be added at issue of your Policy. We will pay the rider's face amount when we receive proof that both joint insureds died while the rider was in force. This rider has no conversion or exchange privilege. The rider will terminate on the earliest of:


     o  the date the Policy terminates;
     o  the fourth Policy anniversary; or
     o the Monthiversary after we receive your written request to terminate the rider.


The cost of insurance rates do not increase while this rider is in force.


TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER


     This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

     We will pay a "single-sum benefit" equal to:


     o   the death benefit on the date we pay the single-sum benefit; MULTIPLIED
         BY
     o the election percentage of the death benefit you elect to receive; DIVIDED BY
     o 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater); MINUS
     o any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.



     The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:


     o the death benefit available under the Policy once we receive satisfactory proof that the surviving insured is ill; PLUS

     o the benefit available under any joint insured Term Rider or Wealth Protector Rider in force.
     o    a single-sum benefit may not be greater than $500,000.


     The election percentage is a percentage that you select. It may not be greater than 100% of your Policy's death benefit under the rider.


     We will not pay a benefit under the rider if the surviving insured's terminal condition results from self-inflicted injuries which occur during the period specified in your Policy's suicide provision.


     The rider terminates at the earliest of:


     o  the date the Policy terminates;
     o  the date a settlement option takes effect;
     o  the date we pay a single-sum benefit; or
     o  the date you terminate the rider.



     We do not charge for this rider. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.


     The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.



IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RATES OF RETURN



     The rates of return in Table 1 reflect each subaccount's actual investment performance. The Table shows the historical investment experience of the subaccounts based on the subaccounts' historical investment experience. This information does not represent or project future investment performance.


     Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.


     We deduct the annual mortality and expense risk charge, investment management fees and direct fund expenses.


     These rates of return do not reflect other charges that are deducted under
                              ---
the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.


     We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                    TABLE 1
                          AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2000




                                                                                                10 YEARS      SUBACCOUNT
                                                                                                   OR         INCEPTION
SUBACCOUNT                                             1 YEAR        3 YEARS      5 YEARS      INCEPTION         DATE
------------------------------------------------   -------------   ----------   ----------   -------------   -----------
WRL Munder Net50(1) ............................        (1.15)%       N/A          N/A             5.24%      07/01/99
WRL Van Kampen Emerging Growth .................       (12.70)%       34.18%       27.93%         24.80%      03/01/93
WRL T. Rowe Price Small Cap ....................        (9.27)%       N/A          N/A             6.87%      07/01/99
WRL Pilgrim Baxter Mid Cap Growth ..............       (15.16)%       N/A          N/A            22.46%      07/01/99
WRL Alger Aggressive Growth ....................       (31.94)%       18.88%       17.76%         17.67%      03/01/94
WRL Third Avenue Value .........................        34.26%        N/A          N/A            12.47%      01/02/98
WRL Value Line Aggressive Growth(2) ............        N/A           N/A          N/A           (10.24)%     05/01/00
WRL GE International Equity ....................       (15.75)%        5.28%       N/A             5.60%      01/02/97
WRL Janus Global(4) ............................       (18.28)%        1.32%       21.62%         18.44%      03/01/94
WRL Great Companies -- Technology(SM)(2) .......        N/A           N/A          N/A           (33.01)%     05/01/00
WRL Janus Growth(+) ............................       (29.58)%       22.02%       19.86%         18.43%      10/02/86
WRL Goldman Sachs Growth .......................        (8.84)%       N/A          N/A             1.94%      07/01/99
WRL GE U.S. Equity .............................        (1.67)%       12.01%       N/A            15.35%      01/02/97
WRL Great Companies -- America(SM)(2) ..........        N/A           N/A          N/A            13.12%      05/01/00
WRL Salomon All Cap ............................        17.24%        N/A          N/A            16.32%      07/01/99
WRL C.A.S.E. Growth ............................       (21.42)%        1.91%       N/A             5.86%      05/01/96
WRL Dreyfus Mid Cap ............................        11.91%        N/A          N/A             7.93%      07/01/99
WRL NWQ Value Equity ...........................        14.17%         4.85%       N/A            10.70%      05/01/96
WRL T. Rowe Price Dividend Growth ..............         8.89%        N/A          N/A            (0.14)%     07/01/99
WRL Dean Asset Allocation ......................        16.16%         5.26%        8.85%         10.50%      01/03/95
WRL LKCM Strategic Total Return ................        (4.62)%        4.80%        9.64%         10.44%      03/01/93
WRL J.P. Morgan Real Estate Securities .........        28.46%        N/A          N/A             1.33%      05/01/98
WRL Federated Growth & Income ..................        28.01%         7.38%       11.09%         10.61%      03/01/94
WRL AEGON Balanced .............................         4.88%         4.31%        7.65%          7.20%      03/01/94
WRL AEGON Bond(+) ..............................         9.90%         4.63%        4.22%          6.85%      10/02/86
WRL J.P. Morgan Money Market(3)(+) .............         5.17%         4.48%        4.40%          3.71%      10/02/86
Fidelity VIP Equity-Income Portfolio --
 Service Class 2(2) ............................         N/A            N/A          N/A             9.91%      05/01/00
Fidelity VIP II Contrafund(R) Portfolio --
 Service Class 2(2) ............................         N/A            N/A          N/A            (6.16)%     05/01/00
Fidelity VIP III Growth Opportunities
 Portfolio -- Service Class 2(2) ...............         N/A            N/A          N/A           (14.36)%     05/01/00
S&P 500(+) .....................................        (9.10)%       12.25%       18.31%         17.44%      12/31/90



 (+  Shows ten year performance.
(1) Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, this portfolio will be sub-advised by Munder Capital Management. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective.
(2)  Not annualized.
(3) Yield more closely reflects the current earnings than its total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(4) Effective September 1, 2000, this subaccount was no longer available to new investors.

                                    TABLE 2
           ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2000




                                                                                              10 YEARS      PORTFOLIO
                                                                                                 OR         INCEPTION
PORTFOLIO                                          1 YEAR        3 YEARS       5 YEARS       INCEPTION        DATE
--------------------------------------------   -------------   -----------   -----------   -------------   ----------
Munder Net50(1) ............................        (1.15)%        N/A           N/A             8.96%      05/03/99
Van Kampen Emerging Growth .................       (12.70)%       34.18%        27.93%          24.80%      03/01/93
T. Rowe Price Small Cap ....................        (9.27)%        N/A           N/A            14.30%      05/03/99
Pilgrim Baxter Mid Cap Growth ..............       (15.16)%        N/A           N/A            27.66%      05/03/99
Alger Aggressive Growth ....................       (31.94)%       18.88%        17.76%          17.67%      03/01/94
Third Avenue Value .........................        34.26%         N/A           N/A            12.47%      01/02/98
Value Line Aggressive Growth(3) ............       N/A             N/A           N/A           (10.24)%     05/01/00
GE International Equity ....................       (15.75)%        5.28%         N/A             5.60%      01/02/97
Janus Global(4) ............................       (18.28)%       21.32%        21.62%          20.06%      12/03/92
Great Companies -- Technology(SM)(3) .......       N/A             N/A           N/A           (33.01)%     05/01/00
Janus Growth(+) ............................       (29.58)%       22.02%        19.86%          18.43%      10/02/86
Goldman Sachs Growth .......................        (8.84)%        N/A           N/A             3.84%      05/03/99
GE U.S. Equity .............................        (1.67)%       12.01%         N/A            15.35%      01/02/97
Great Companies -- America(SM)(3) ..........       N/A             N/A           N/A            13.12%      05/01/00
Salomon All Cap ............................        17.24%         N/A           N/A            19.60%      05/03/99
C.A.S.E. Growth ............................       (21.43)%        1.91%         7.03%           9.64%      05/01/95
Dreyfus Mid Cap ............................        11.91%         N/A           N/A            11.16%      05/03/99
NWQ Value Equity ...........................        14.17%         4.85%         N/A            10.70%      05/01/96
T. Rowe Price Dividend Growth ..............         8.89%         N/A           N/A             0.13%      05/03/99
Dean Asset Allocation ......................        16.16%         5.26%         8.85%          10.50%      01/03/95
LKCM Strategic Total Return ................        (4.62)%        4.80%         9.64%          10.44%      03/01/93
J.P. Morgan Real Estate Securities .........        28.46%         N/A           N/A             1.33%      05/01/98
Federated Growth & Income ..................        28.01%         7.38%        11.09%          10.61%      03/01/94
AEGON Balanced .............................         4.88%         4.31%         7.65%           7.20%      03/01/94
AEGON Bond(+) ..............................         9.90%         4.63%         4.22%           6.85%      10/02/86
J.P. Morgan Money Market(2)(+) .............         5.17%         4.48%         4.40%           3.71%      10/02/86
Fidelity VIP Equity-Income Portfolio --
 Service Class 2(+) ........................         7.16%         7.64%        12.38%          16.24%      10/09/86
Fidelity VIP II Contrafund(R) Portfolio --
 Service Class 2 ...........................        (7.67)%       13.51%        16.66%          20.05%      01/03/95
Fidelity VIP III Growth Opportunities
 Portfolio -- Service Class 2 ..............       (18.02)%        1.46%         9.53%          12.90%      01/03/95
S&P 500(+) .................................        (9.10)%       12.25%        18.31%          17.44%      12/31/90



 (+) Shows ten year performance.
(1) Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, this portfolio will be sub-advised by Munder Capital Management. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective.
(2) Yield more closely reflects the current earnings than its total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(3)  Not annualized.
(4) Effective September 1, 2000, this portfolio was no longer available to new investors.

     Because the WRL Gabelli Global Growth and WRL Great Companies -- Global2 subaccounts and the corresponding portfolios commenced operations on September 1, 2000 (and have less than six months performance) and the WRL LKCM Capital Growth subaccount commenced operations on February 5, 2001, the above Tables do not reflect rates of return for these subaccounts or portfolios.


     The annualized yield for the WRL J.P. Morgan Money Market subaccount for the seven days ended December 31, 2000 was 5.34%.



     Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.


HYPOTHETICAL ILLUSTRATIONS BASED ON SUBACCOUNT PERFORMANCE



     This section contains hypothetical illustrations of Policy values based on the historical experience of the subaccounts. We started selling the Policies in 1994. The separate account and the Series Fund commenced operations on October 2, 1986. The rates of return below show the actual investment experience of each subaccount for the periods shown. The illustrations of cash value and net surrender value below depict these Policy values as if you had purchased the Policy on the last valuation date prior to January 1 of the year after the subaccount began operations and had selected death benefit Option A. The illustrations are based on the historical investment experience of the subaccount indicated as of the last valuation date prior to January 1 of the year after the subaccount began operations. WE ASSUMED THE RATE OF RETURN FOR EACH SUBACCOUNT IN EACH CALENDAR YEAR TO BE UNIFORMLY EARNED THROUGHOUT THE YEAR; HOWEVER, THE SUBACCOUNT'S ACTUAL PERFORMANCE DID AND WILL VARY THROUGHOUT THE YEAR.



     In order to demonstrate how the actual investment experience of the subaccounts could have affected the Option A death benefit, cash value and net surrender value of the Policy, we provide hypothetical illustrations for a hypothetical insured. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE HYPOTHETICAL INSURED HAD HELD THE POLICY DURING THE PERIOD ILLUSTRATED. These illustrations do not represent what may happen in the future.


     The amounts we show for death benefits, cash values, and net surrender values take into account all charges and deductions from the Policy, the separate account, and the subaccounts. For each subaccount, we base one illustration on the guaranteed cost of insurance rates and one on the current cost of insurance rates, for a hypothetical male and female joint insureds both age 55. The joint insured's age, gender and rate class, amount and timing of premium payments, cash withdrawals, and loans would affect individual Policy benefits.



     For each subaccount, the illustrations below assume death benefit Option A was selected based on an annual premium of $16,000, a specified amount of $100,000 for a male age 55, and a female age 55, and a non-tobacco use, ultimate select rate class.

The following example shows how the hypothetical net return of the WRL Janus Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                               WRL JANUS GROWTH
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                     CASH VALUE                NET SURRENDER VALUE
                                             ---------------------------   ---------------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:        CURRENT      GUARANTEED       CURRENT      GUARANTEED
------------------------------------------   ------------   ------------   ------------   ------------
1988 .....................................    $   15,924     $   15,924     $    6,684     $    6,684
1989  ....................................        35,683         35,683         25,123         25,123
1990  ....................................        72,999         72,999         61,767         61,767
1991  ....................................        86,109         86,106         74,205         74,202
1992  ....................................       158,777        158,738        146,201        146,162
1993  ....................................       175,032        174,935        161,784        161,687
1994  ....................................       194,459        194,259        180,539        180,338
1995  ....................................       188,822        188,493        174,230        173,901
1996  ....................................       294,970        294,216        279,706        278,952
1997  ....................................       360,272        359,082        344,336        343,145
1998  ....................................       436,171        434,308        422,884        421,022
1999  ....................................       734,669        730,931        724,301        720,563
2000  ....................................     1,186,425      1,180,063      1,179,244      1,172,883
2001  ....................................       845,896        841,049        842,172        837,325



* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL AEGON Bond subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                                WRL AEGON BOND
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE             NET SURRENDER VALUE
                                             -------------------------   ------------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:       CURRENT     GUARANTEED      CURRENT     GUARANTEED
------------------------------------------   ----------   ------------   ----------   -----------
1988 .....................................    $ 13,671      $ 13,671      $  4,431     $  4,431
1989  ....................................      29,938        29,938        19,378       19,378
1990  ....................................      50,436        50,436        39,204       39,204
1991  ....................................      67,873        67,870        55,969       55,966
1992  ....................................      96,313        96,279        83,737       83,703
1993  ....................................     116,794       116,694       103,546      103,446
1994  ....................................     146,621       146,397       132,701      132,476
1995  ....................................     147,479       147,116       132,887      132,523
1996  ....................................     195,911       195,200       180,647      179,936
1997  ....................................     207,128       206,089       191,192      190,153
1998  ....................................     238,836       237,126       225,550      223,839
1999  ....................................     273,354       270,576       262,986      260,208
2000  ....................................     275,594       271,642       268,414      264,461
2001  ....................................     317,318       311,051       313,594      307,326



* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL J.P. Morgan Money Market subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                         WRL J.P. MORGAN MONEY MARKET
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE             NET SURRENDER VALUE
                                             -------------------------   ------------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:       CURRENT     GUARANTEED      CURRENT     GUARANTEED
------------------------------------------   ----------   ------------   ----------   -----------
1988 .....................................    $ 15,219      $ 15,219      $  5,979     $  5,979
1989  ....................................      31,145        31,145        20,585       20,585
1990  ....................................      48,652        48,652        37,420       37,420
1991  ....................................      66,798        66,795        54,894       54,891
1992  ....................................      84,246        84,214        71,670       71,638
1993  ....................................     100,206       100,110        86,958       86,862
1994  ....................................     115,497       115,291       101,577      101,371
1995  ....................................     132,156       131,773       117,564      117,181
1996  ....................................     151,750       151,097       136,486      135,832
1997  ....................................     171,356       170,315       155,420      154,379
1998  ....................................     192,950       191,259       179,664      177,973
1999  ....................................     215,234       212,501       204,866      202,133
2000  ....................................     237,268       233,001       230,087      225,820
2001  ....................................     263,133       256,646       259,408      252,921



* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Janus Global subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1993. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                               WRL JANUS GLOBAL
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE             NET SURRENDER VALUE
                                             -------------------------   ------------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:       CURRENT     GUARANTEED      CURRENT     GUARANTEED
------------------------------------------   ----------   ------------   ----------   -----------
1994 .....................................    $ 19,440      $ 19,440      $ 10,200     $ 10,200
1995  ....................................      33,564        33,564        23,004       23,004
1996  ....................................      58,362        58,362        47,130       47,130
1997  ....................................      91,829        91,829        79,925       79,925
1998  ....................................     124,560       124,545       111,984      111,969
1999  ....................................     178,440       178,373       165,191      165,125
2000  ....................................     326,256       326,046       312,335      312,126
2001  ....................................     277,556       277,286       262,964      262,694



* For the years shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the hypothetical net return of the WRL Van Kampen Emerging Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                        WRL VAN KAMPEN EMERGING GROWTH
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE             NET SURRENDER VALUE
                                             -------------------------   ------------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:       CURRENT     GUARANTEED      CURRENT     GUARANTEED
------------------------------------------   ----------   ------------   ----------   -----------
1995 .....................................    $ 13,249      $ 13,249      $  4,009     $  4,009
1996  ....................................      40,302        40,302        29,742       29,742
1997  ....................................      64,309        64,309        53,076       53,076
1998  ....................................      94,450        94,447        82,546       82,543
1999  ....................................     147,733       147,697       135,157      135,121
2000  ....................................     329,184       329,030       315,936      315,782
2001  ....................................     299,331       299,120       285,411      285,199



* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL LKCM Strategic Total Return subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.



                        WRL LKCM STRATEGIC TOTAL RETURN
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE             NET SURRENDER VALUE
                                             -------------------------   ------------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:       CURRENT     GUARANTEED      CURRENT     GUARANTEED
------------------------------------------   ----------   ------------   ----------   -----------
1995 .....................................    $ 14,244      $ 14,244      $  5,004     $  5,004
1996  ....................................      35,400        35,400        24,840       24,840
1997  ....................................      56,605        56,605        45,373       45,373
1998  ....................................      85,458        85,455        73,554       73,551
1999  ....................................     108,046       108,014        95,470       95,438
2000  ....................................     135,372       135,273       122,124      122,024
2001  ....................................     142,045       141,848       128,125      127,928



* For the years shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the hypothetical net return of the WRL Alger Aggressive Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.



                          WRL ALGER AGGRESSIVE GROWTH
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE             NET SURRENDER VALUE
                                             -------------------------   ------------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:       CURRENT     GUARANTEED      CURRENT     GUARANTEED
------------------------------------------   ----------   ------------   ----------   -----------
1996 .....................................    $ 19,875      $ 19,875      $ 10,635     $ 10,635
1997  ....................................      37,489        37,489        26,929       26,929
1998  ....................................      63,766        63,766        52,534       52,534
1999  ....................................     114,942       114,938       103,037      103,034
2000  ....................................     216,318       216,278       203,742      203,702
2001  ....................................     156,473       156,400       143,225      143,152



* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Dean Asset Allocation subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.



                           WRL DEAN ASSET ALLOCATION
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE             NET SURRENDER VALUE
                                             -------------------------   ------------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:       CURRENT     GUARANTEED      CURRENT     GUARANTEED
------------------------------------------   ----------   ------------   ----------   -----------
1996 .....................................    $ 17,256      $ 17,256      $  8,016     $  8,016
1997  ....................................      35,881        35,881        25,320       25,320
1998  ....................................      57,951        57,951        46,719       46,719
1999  ....................................      77,361        77,358        65,457       65,454
2000  ....................................      85,339        85,310        72,763       72,734
2001  ....................................     115,208       115,106       101,960      101,858



* For the years shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the hypothetical net return of the WRL Federated Growth & Income subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.



                         WRL FEDERATED GROWTH & INCOME
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE             NET SURRENDER VALUE
                                             -------------------------   ------------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:       CURRENT     GUARANTEED      CURRENT     GUARANTEED
------------------------------------------   ----------   ------------   ----------   -----------
1996 .....................................    $ 18,009      $ 18,009      $  8,769     $  8,769
1997  ....................................      35,833        35,833        25,273       25,273
1998  ....................................      61,927        61,927        50,695       50,695
1999  ....................................      77,632        77,630        65,728       65,726
2000  ....................................      86,671        86,641        74,095       74,065
2001  ....................................     128,736       128,627       115,488      115,379



* For the years shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL AEGON Balanced subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.



                              WRL AEGON BALANCED
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE             NET SURRENDER VALUE
                                             -------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:       CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ----------   ------------   ---------   -----------
1996 .....................................    $ 17,212      $ 17,212      $ 7,972      $ 7,972
1997  ....................................      34,660        34,660       24,100       24,100
1998  ....................................      56,791        56,791       45,559       45,559
1999  ....................................      75,131        75,128       63,227       63,224
2000  ....................................      90,949        90,917       78,373       78,341
2001  ....................................     109,845       109,749       96,597       96,501



* For the years shown, benefits and values reflect only premiums paid during previous Policy years.




The following example shows how the hypothetical net return of the WRL C.A.S.E. Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1996. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                              WRL C.A.S.E. GROWTH

        Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)

                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1997 .....................................    $16,874       $16,874      $ 7,634      $ 7,634
1998  ....................................     35,637        35,637       25,077       25,077
1999  ....................................     50,634        50,634       39,402       39,402
2000  ....................................     85,983        85,979       74,078       74,075
2001  ....................................     78,394        78,367       65,818       65,791



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL GE International Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                          WRL GE INTERNATIONAL EQUITY

       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $15,416       $15,416      $ 6,176      $ 6,176
1999  ....................................     33,324        33,324       22,764       22,764
2000  ....................................     58,971        58,971       47,739       47,739
2001  ....................................     61,471        61,469       49,567       49,565



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.



     The following example shows how the hypothetical net return of the WRL GE U.S. Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.



                              WRL GE U.S. EQUITY
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $18,267       $18,267      $ 9,027      $ 9,027
1999  ....................................     39,789        39,789       29,229       29,229
2000  ....................................     63,448        63,448       52,216       52,216
2001  ....................................     76,223        76,220       64,319       64,316



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL NWQ Value Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.



                             WRL NWQ VALUE EQUITY
       Male, Issue Age 55, Female, Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                             Death Benefit Option A

              Both Current and Guaranteed Cost of Insurance Rates



                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $17,978       $17,978      $ 8,738      $ 8,738
1999  ....................................     30,487        30,487       19,927       19,927
2000  ....................................     47,851        47,851       36,619       36,619
2001  ....................................     70,762        70,759       58,858       58,855



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the hypothetical net return of the WRL Third Avenue Value subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1998. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.



                            WRL THIRD AVENUE VALUE
        Male Issue Age 55, Female Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
1999 .....................................    $13,324       $13,324      $ 4,084      $ 4,084
2000  ....................................     31,779        31,779       21,219       21,219
2001  ....................................     61,893        61,893       50,661       50,661



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL J.P. Morgan Real Estate Securities subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1999. This example assumes that premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.



                    WRL J.P. MORGAN REAL ESTATE SECURITIES
        Male Issue Age 55, Female Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2000 .....................................    $13,771       $13,771      $ 4,531      $ 4,531
2001 .....................................     36,214        36,214       25,654       25,654


* For each year shown, benefits and values reflect only premiums paid during previous Policy years.




The following example shows how the hypothetical net return of the WRL Goldman Sachs Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                           WRL GOLDMAN SACHS GROWTH
        Male Issue Age 55, Female Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $13,152       $13,152      $3,912        $3,912



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL T. Rowe Price Dividend Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                       WRL T. ROWE PRICE DIVIDEND GROWTH
        Male Issue Age 55, Female Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $15,762       $15,762      $6,522        $6,522



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the hypothetical net return of the WRL T. Rowe Price Small Cap subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                          WRL T. ROWE PRICE SMALL CAP
        Male Issue Age 55, Female Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $13,089       $13,089      $3,849        $3,849



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Salomon All Cap subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                              WRL SALOMON ALL CAP
        Male Issue Age 55, Female Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $16,992       $16,992      $7,752        $7,752



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the hypothetical net return of the WRL Pilgrim Baxter Mid Cap Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                       WRL PILGRIM BAXTER MID CAP GROWTH
        Male Issue Age 55, Female Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $12,222       $12,222      $2,982        $2,982



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Dreyfus Mid Cap subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                              WRL DREYFUS MID CAP
        Male Issue Age 55, Female Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $16,207       $16,207      $6,967        $6,967



* For each year shown, benefits and values reflect only premiums paid during previous Policy years.



The following example shows how the hypothetical net return of the WRL Munder Net50 subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 2000. This example assumes that premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                               WRL MUNDER NET50**
        Male Issue Age 55, Female Issue Age 55, $16,000 Annual Premium ($1,000,000 Specified Amount, Non-Tobacco Use, Ultimate Select Class)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates





                                                    CASH VALUE            NET SURRENDER VALUE
                                             ------------------------   -----------------------
LAST VALUATION DATE PRIOR TO JANUARY 1*:      CURRENT     GUARANTEED     CURRENT     GUARANTEED
------------------------------------------   ---------   ------------   ---------   -----------
2001 .....................................    $14,284       $14,284      $5,044        $5,044



 * For each year shown, benefits and values reflect only premiums paid during previous Policy years.
** Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, this portfolio will be sub-advised by Munder Capital Management. Effective May 29, 2001, subject to shareholder approval, this portfolio will have a new investment objective.



     Because the Fidelity VIP Equity-Income Portfolio -- Service Class 2, Fidelity VIP II Contrafund(R) Portfolio -- Service Class 2 and Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2, WRL Great Companies -- America(SM), WRL Great Companies -- Technology(SM), and WRL Value Line Aggressive Growth subaccounts did not commence operations until May 1, 2000, the WRL Great Companies -- Global(2) and WRL Gabelli Global Growth subaccounts did not commence operations until September 1, 2000 and the WRL LKCM Capital Growth subaccount did not commence operations until February 5, 2001, there are no hypothetical illustrations for these subaccounts.

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE


     We may compare each subaccount's performance to the performance of:


     o   other variable life issuers in general;
     o variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (E.G., FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE);
         -> Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.
     o the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
         -> unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or


     o   other types of investments, such as:
         -> certificates of deposit;
         -> savings accounts and U.S. Treasuries;
         -> certain interest rate and inflation indices (E.G., the Consumer
            Price Index); or
        -> indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (E.G., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).



WESTERN RESERVE'S PUBLISHED RATINGS



     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Duff & Phelps Credit Rating Co. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SALE OF THE POLICIES



     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:


   o  65% of all premiums you make during the first Policy year, PLUS
   o  2.50% of all premiums you make during Policy years 2 through 10.


We will pay an additional sales commission of up to 0.15% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $10,000. In addition, certain production, persistency and managerial bonuses may be paid.


     To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

     We intend to recoup commissions and other sales expenses through: the premium expense charge, the surrender charge, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the fixed account and the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to Policyowners.

     AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.


LEGAL MATTERS


     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of Ohio law pertaining to the Policy have been passed upon by Kimberly A. Scouller, Vice President and Senior Counsel of Western Reserve.


LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet it obligations under the Policy.


VARIATIONS IN POLICY PROVISIONS


     Certain provisions of the Policy may vary from the descriptions in this prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.


EXPERTS



     The financial statements and financial highlights of WRL Series Life Account as of December 31, 2000 and for the year then ended, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.


     The statutory-basis financial statements and schedules of Western Reserve at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein which, as to the statutory-basis balance sheet at December 31, 1999, is based in part on the report of PricewaterhouseCoopers LLP, independent auditors. The financial statements and schedules referred to above are included in reliance upon such reports, given on the authority of such firms, as experts in accounting and auditing.


     The statement of changes in net assets of the WRL Series Life Account for the year ended December 31, 1999 and related financial highlights for each of the periods presented through December 31, 1999, included in this prospectus and registration statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.


     Actuarial matters included in this prospectus and Registration Statement have been examined by Alan Yaeger, Executive Vice President, Actuary and Chief Financial Officer of Western Reserve, as stated in the opinion filed as an exhibit to the Registration Statement.



FINANCIAL STATEMENTS


     Western Reserve's financial statements appear on the following pages. These financial statements should be distinguished from the separate account's financial statements and you should consider these financial statements only as bearing upon Western Reserve's ability to meet our obligations under the Policies.

     Western Reserve's financial statements at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.



ADDITIONAL INFORMATION ABOUT WESTERN RESERVE


     Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. Western Reserve's office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202, and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.



     Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

WESTERN RESERVE'S DIRECTORS AND OFFICERS



     We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.


                             BOARD OF DIRECTORS**




                                                                     PRINCIPAL OCCUPATION
 NAME AND ADDRESS                   POSITION WITH WESTERN RESERVE    DURING PAST 5 YEARS
 John R. Kenney                    Chairman of the Board and         President (12/92 - 12/99), Director
 570 Carillon Parkway              Chief Executive Officer           7/93 - present) of WRL; Chairman
 St. Petersburg, Florida 33716                                       of the Board (3/93 - present),
                                                                     President (3/93 - 6/00) of Series
                                                                     Fund; Chairman of the Board (1990
                                                                     - present) of IDEX Funds; Chair-
                                                                     man of the Board (9/96 - present),
                                                                     President (9/97 - present) of ATFA;
                                                                     Chairman of the Board (9/96 -
                                                                     present), President (9/97 - present)
                                                                     of ATSI; Chairman of the Board,
                                                                     Director and Co-CEO (3/00 -
                                                                     present) of Great Cos.
 Jerome C. Vahl                    Director and President            Executive VP (6/98 - 12/99), VP
 570 Carillon Parkway                                                (12/95 - 6/98), Assistant VP (1994 -
 St. Petersburg, Florida 33716                                       1995) of WRL; Executive VP (9/00
                                                                     - present) of IDEX Funds; Director
                                                                     (3/00 - present) of Great Cos.,
                                                                     Director 11/99 - present) of ATSI
                                                                     and ATFA.
 Jack E. Zimmerman                 Director                          Trustee, (1987 - present) of IDEX
 507 St. Michel Circle                                               Funds; retired from Martin Marietta
 Kettering, Ohio 45429                                               (1993).
 James R. Walker                   Director                          Self-employed public accountant
 3320 Office Park Dr.                                                (1996 - present); Partner, (1990 -
 Dayton, Ohio 45439                                                  1995) of Walker-Davis C.P.A.'s,
                                                                     Dayton, Ohio.



**   Western Reserve = WRL
     AEGON/Transamerica Series Fund, Inc. = Series Fund
     IDEX Mutual Funds = IDEX Funds
     AEGON/Transamerica Fund Advisers, Inc. = ATFA
     AEGON/Transamerica Services, Inc. = ATSI
     Great Companies, L.L.C. = Great Cos.

     The following table gives the name, address and principal occupation during the past five years of the principal officers of Western Reserve (other than officers listed above as directors).


                             PRINCIPAL OFFICERS**



                                                              PRINCIPAL OCCUPATION
 NAME AND ADDRESS          POSITION WITH WESTERN RESERVE      DURING PAST 5 YEARS
 Alan M. Yaeger*        Executive Vice President,             Executive VP (1993 - present) of
                        Actuary and Chief                     Series Fund; Director (9/96 -
                        Financial Officer                     present) of ATFA; Director (9/96 -
                                                              present) of ATSI.
 Herb T. Collins*       Executive Vice President              Executive VP (1996 - present),
                                                              Chief Administrative Officer (1996
                                                              - 7/00) of WRL; VP, Administration
                                                              (1986 - 1996) of Monumental Life
                                                              Insurance Company.
 William H. Geiger*     Senior Vice President, Secretary,     Senior VP, Secretary, Corporate
                        Corporate Counsel and Group Vice      Counsel, and Group VP -Compli-
                        President -- Compliance               ance (1998 - present); Senior VP,
                                                              Secretary, General Counsel and
                                                              Group VP-Compliance (1996 -
                                                              1998), Senior VP, Secretary, and
                                                              General Counsel (1990 - 1996) of
                                                              WRL; Group VP-Compliance and
                                                              Corporate Counsel (1996 - present)
                                                              of AUSA Life Insurance Company,
                                                              Inc., Bankers United Life Assurance
                                                              Company, Life Investors Insurance
                                                              Company of America, Monumental
                                                              Life Insurance Company and
                                                              Transamerica Life Insurance
                                                              Company.***
 Allan J. Hamilton*     Vice President, Treasurer             VP and Controller (8/87 - present)
                        and Controller                        Treasurer (2/97 - present) of WRL;
                                                              Treasurer and Chief Financial
                                                              Officer (2/97 - present) of Series
                                                              Fund; VP and Controller (3/99 -
                                                              present) of ATFA.
 Terry L. Garvin*       Senior Vice President and             Senior VP and Chief Marketing
                        Chief Marketing Officer               Officer (9/00 - present), VP and
                                                              Chief Marketing Officer (12/95 -
                                                              9/00) of WRL.



 *   Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.
 **  Western Reserve = WRL
     AEGON/Transamerica Series Fund, Inc. = Series Fund
     IDEX Mutual Funds = IDEX Funds
     AEGON/Transamerica Fund Advisers, Inc. = ATFA
     AEGON/Transamerica Services, Inc. = ATSI
     Great Companies, L.L.C. = Great Cos.
*** Transamerica Life Insurance Company previously was known as PFL Life Insurance Company. Each of the companies listed for the position held by Mr. Geiger from 1996 to the present is a subsidiary of AEGON USA, Inc.

                                                             PRINCIPAL OCCUPATION
 NAME AND ADDRESS          POSITION WITH WESTERN RESERVE     DURING PAST 5 YEARS
 Carolyn M. Johnson*     Senior Vice President and           Senior VP and Chief Operations
                         Chief Operations Officer            Officer (9/00 - present), VP (3/98 -
                                                             9/00) of WRL; VP (8/98 - present)
                                                             of Life Investors Insurance
                                                             Company of America; VP (6/98 -
                                                             present) of Peoples Benefit Life
                                                             Insurance Company; VP (11/97 -
                                                             present) of Transamerica Life
                                                             Insurance Company (formerly, PFL
                                                             Life Insurance Company); VP (2/00
                                                             - present) of Transamerica Oc-
                                                             cidental Life Insurance Company;
                                                             (2/00 - present) of Transamerica
                                                             Life Insurance and Annuity
                                                             Company; VP (12/97 - present),
                                                             Responsible Officer (9/99 -
                                                             present), Illustration Actuary (9/99 -
                                                             11/00) of Monumental Life
                                                             Insurance Company.
 Thomas R. Moriarty*     Senior Vice President               VP (6/93 - 12/99) of WRL;
                                                             Director, President and CEO (11/99
                                                             - present) of AEGON Asset
                                                             Management Services, Inc.;
                                                             Executive VP, Treasurer and
                                                             Principal Financial Officer (9/00 -
                                                             present) of IDEX Funds; VP (6/99 -
                                                             present) of AFSG Securities
                                                             Corporation; Chairman of the
                                                             Board, CEO and President (7/99 -
                                                             present), Senior VP (6/91 - 7/99) of
                                                             InterSecurities, Inc.
 Thomas E. Pierpan*      Senior Vice President, General      Senior VP and General Counsel
                         Counsel and Assistant Secretary     (12/99 - present), VP (12/93 -
                                                             12/99), Counsel (4/95 - 1/97),
                                                             Associate General Counsel (1/97 -
                                                             12/99), Assistant VP (11/92 - 12/93)
                                                             of WRL; VP (3/95 - present),
                                                             Assistant Secretary (3/95 - 12/97
                                                             and 12/99 - present), Associate
                                                             General Counsel and Secretary
                                                             (12/97 - 12/99) of Series Fund.



* Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.

                                                        PRINCIPAL OCCUPATION
 NAME AND ADDRESS      POSITION WITH WESTERN RESERVE    DURING PAST 5 YEARS
 Tim Stonehocker*     Senior VP                         Senior VP, WMA Business Unit
                                                        (2000 - present); President (1997 -
                                                        2000) of Academy Life Insurance
                                                        Company; VP (1997 - present) of
                                                        Life Investors Insurance Company
                                                        of America; VP (1997 - present) of
                                                        Bankers United Life Assurance
                                                        Company; VP (1997 - present) of
                                                        Transamerica Life Insurance
                                                        Company (formerly, PFL Life
                                                        Insurance Company, Inc.)



* Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.


     Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.



ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT



     Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

APPENDIX A
ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables illustrate
Policy values that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.


     We based the illustration on page 94 on a Policy for joint insureds who are a 55 year old male and a 55 year old female in the non-tobacco use, ultimate select rate class, annual premiums of $16,000, a $1,000,000 specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates.

     The illustration on page 95 is based on the same factors as those on page 94, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).
     The amounts we show for the death benefits, cash values and net surrender values take into account (1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.92% of the portfolios' average daily net assets; and (3) all applicable premium expense charges and cash value charges. The 0.92% average portfolio expense level assumes an equal allocation of amounts among the 31 subaccounts (this percentage does not include Janus Global portfolio because this portfolio is no longer available to new investors). We used annualized actual audited expenses incurred during 2000 as shown in the Portfolio Annual Expense Table for the portfolios to calculate the average annual expense level.


     Taking into account the assumed charges of 1.82%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.82%, 4.18%, and 10.18%.

     During 2000, AEGON/Transamerica Advisers undertook to pay those normal operating expenses of certain Series Fund portfolios that exceeded a certain stated percentage of those portfolios' average daily net assets. AEGON/Transamerica Advisers has undertaken until at least April 30, 2002 to pay expenses to the extent normal operating expenses of certain portfolios of the Series Fund exceed a stated percentage of the portfolio's average daily net assets. For details on these expense limits, the amounts reimbursed by AEGON/Transamerica Advisers during 2000, and the expense ratios without the reimbursements, see the Portfolio Annual Expense Table on p. 14 of this prospectus.

     WITHOUT THESE WAIVERS AND REIMBURSEMENTS, TOTAL ANNUAL EXPENSES FOR THE PORTFOLIOS WOULD HAVE BEEN GREATER, AND THE ILLUSTRATIONS WOULD HAVE ASSUMED THAT THE ASSETS IN THE PORTFOLIOS WERE SUBJECT TO AN AVERAGE ANNUAL EXPENSE LEVEL OF 1.22%.

     THE HYPOTHETICAL RETURNS SHOWN IN THE TABLES ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.


     The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if you invested an amount equal to the premium to earn interest at 5% per year, compounded annually.


     We will furnish, upon request, a comparable illustration reflecting the proposed insured's age, gender, risk classification and desired Policy features.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                       MALE AND FEMALE BOTH ISSUE AGE 55

       $16,000 ANNUAL PREMIUM FOR NON-SMOKER, ULTIMATE SELECT RATE CLASS
                          $1,000,000 SPECIFIED AMOUNT

                         OPTION A - LEVEL DEATH BENEFIT
        THIS ILLUSTRATION IS BASED ON CURRENT COST OF INSURANCE RATES.



            PREMIUMS                                                         NET
          ACCUMULATED              DEATH BENEFIT                       SURRENDER VALUE
END OF       AT 5%             ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
POLICY      INTEREST               GROSS ANNUAL                          GROSS ANNUAL
YEAR        PER YEAR             RATE OF RETURN OF                    RATE OF RETURN OF
-------- ------------- ------------------------------------- ------------------------------------
                            0%          6%           12%         0%          6%           12%
                       ----------- ------------ ------------ ---------- ------------ ------------
    1       16,800     1,000,000    1,000,000    1,000,000     4,992         6,762        6,762
    2       34,440     1,000,000    1,000,000    1,000,000    17,644        23,072       23,072
    3       52,962     1,000,000    1,000,000    1,000,000    30,690        41,826       41,826
    4       72,410     1,000,000    1,000,000    1,000,000    43,487        62,557       62,557
    5       92,831     1,000,000    1,000,000    1,000,000    56,039        85,467       85,467
    6      114,272     1,000,000    1,000,000    1,000,000    68,349       110,777      110,777
    7      136,786     1,000,000    1,000,000    1,000,000    80,424       138,733      138,733
    8      160,425     1,000,000    1,000,000    1,000,000    92,266       169,603      169,603
    9      185,246     1,000,000    1,000,000    1,000,000   103,881       203,683      203,683
   10      211,309     1,000,000    1,000,000    1,000,000   115,272       241,302      241,302
   15      362,520     1,000,000    1,000,000    1,000,000   193,252       522,609      522,609
   20      555,508     1,000,000    1,020,245    1,020,245   249,851       953,500      953,500
   25      801,815     1,000,000    1,735,808    1,735,808   301,484     1,653,151    1,653,151
   30    1,116,173     1,000,000    2,928,654    2,928,654   348,587     2,789,195    2,789,195
   35    1,517,381     1,000,000    4,865,514    4,865,514   391,556     4,633,823    4,633,823
   40    2,029,436     1,000,000    7,705,292    7,705,292   430,755     7,629,002    7,629,002
   45    2,682,963     *           12,492,363   12,492,363   466,514    12,492,363   12,492,363



                                                                                                              INTERNAL RATE
                                                                                                                   OF
                                                                                   INTERNAL RATE OF             RETURN ON
                                                  INTERNAL RATE OF                  RETURN ON NET             DEATH BENEFIT
                                                   RETURN ON CASH                  SURRENDER VALUE              ASSUMING
                     CASH VALUE                    VALUE ASSUMING                      ASSUMING               HYPOTHETICAL
END OF          ASSUMING HYPOTHETICAL               HYPOTHETICAL                     HYPOTHETICAL             GROSS ANNUAL
POLICY              GROSS ANNUAL                    GROSS ANNUAL                     GROSS ANNUAL             RATE OF RETURN
YEAR              RATE OF RETURN OF               RATE OF RETURN OF               RATE OF RETURN OF                OF
-------- ----------------------------------- --------------------------- ------------------------------------ -------------
             0%         6%           12%          0%        6%     12%        0%           6%         12%           0%
         --------- ------------ ------------ ----------- ------- ------- ------------ ----------- ----------- -------------
    1     14,232       16,002       16,002      -11.05%  0.01%   0.01%       -68.80%     -57.74%     -57.74%  6,150.00%
    2     28,204       33,632       33,632       -8.13%  3.36%   3.36%       -33.69%     -19.92%     -19.92%  642.15%
    3     41,923       53,058       53,058       -6.62%  5.09%   5.09%       -20.75%      -6.73%      -6.73%  258.47%
    4     55,391       74,461       74,461       -5.70%  6.15%   6.15%       -14.87%      -0.91%      -0.91%  148.92%
    5     68,615       98,043       98,043       -5.07%  6.86%   6.86%       -11.64%       2.21%       2.21%  100.39%
    6     81,597      124,025      124,025       -4.63%  7.37%   7.37%        -9.64%       4.11%       4.11%   73.77%
    7     94,344      152,653      152,653       -4.29%  7.75%   7.75%        -8.29%       5.35%       5.35%   57.22%
    8    106,859      184,195      184,195       -4.03%  8.05%   8.05%        -7.33%       6.23%       6.23%   46.06%
    9    119,145      218,947      218,947       -3.82%  8.29%   8.29%        -6.61%       6.87%       6.87%   38.07%
   10    131,208      257,238      257,238       -3.64%  8.48%   8.48%        -6.06%       7.35%       7.35%   32.11%
   15    193,252      522,609      522,609       -2.76%  9.23%   9.23%        -2.76%       9.23%       9.23%   16.46%
   20    249,851      953,500      953,500       -2.42%  9.55%   9.55%        -2.42%       9.55%       9.55%    9.93%
   25    301,484    1,653,151    1,653,151       -2.25%  9.71%   9.71%        -2.25%       9.71%       9.71%    6.48%
   30    348,587    2,789,195    2,789,195       -2.15%  9.81%   9.81%        -2.15%       9.81%       9.81%    4.39%
   35    391,556    4,633,823    4,633,823       -2.09%  9.88%   9.88%        -2.09%       9.88%       9.88%    3.02%
   40    430,755    7,629,002    7,629,002       -2.05%  9.93%   9.93%        -2.05%       9.93%       9.93%    2.06%
   45    466,514   12,492,363   12,492,363       -2.02%  9.96%   9.96%        -2.02%       9.96%       9.96%    1.37%



               INTERNAL RATE OF              INTERNAL RATE OF
                  RETURN ON                     RETURN ON
                DEATH BENEFIT                 DEATH BENEFIT
END OF      ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
POLICY           GROSS ANNUAL                  GROSS ANNUAL
YEAR          RATE OF RETURN OF             RATE OF RETURN OF
-------- ----------------------------  ----------------------------
               6%            12%
         ------------- --------------
    1    6,150.00%     6,150.00%
    2    642.15%         642.15%
    3    258.47%         258.47%
    4    148.92%         148.92%
    5    100.39%       100.39%
    6     73.77%          73.77%
    7     57.22%          57.22%
    8     46.06%          46.06%
    9     38.07%          38.07%
   10     32.11%          32.11%
   15     16.46%          16.46%
   20     10.10%          10.10%
   25     10.02%          10.02%
   30     10.06%          10.06%
   35     10.08%          10.08%
   40      9.96%           9.96%
   45      9.96%           9.96%



* In the absence of an additional payment, the Policy would lapse.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.
Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                       MALE AND FEMALE BOTH ISSUE AGE 55
       $16,000 ANNUAL PREMIUM FOR NON-SMOKER, ULTIMATE SELECT RATE CLASS
                          $1,000,000 SPECIFIED AMOUNT
                        OPTION A - LEVEL DEATH BENEFIT
       THIS ILLUSTRATION IS BASED ON GUARANTEED COST OF INSURANCE RATES.




            PREMIUMS                                                         NET
          ACCUMULATED              DEATH BENEFIT                       SURRENDER VALUE
END OF       AT 5%             ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
POLICY      INTEREST               GROSS ANNUAL                          GROSS ANNUAL
YEAR        PER YEAR             RATE OF RETURN OF                    RATE OF RETURN OF
-------- ------------- ------------------------------------- ------------------------------------
                            0%          6%           12%         0%          6%           12%
                       ----------- ------------ ------------ ---------- ------------ ------------
    1       16,800     1,000,000    1,000,000    1,000,000     4,992         6,762        6,762
    2       34,440     1,000,000    1,000,000    1,000,000    17,644        23,072       23,072
    3       52,962     1,000,000    1,000,000    1,000,000    30,690        41,826       41,826
    4       72,410     1,000,000    1,000,000    1,000,000    43,487        62,557       62,557
    5       92,831     1,000,000    1,000,000    1,000,000    56,039        85,467       85,467
    6      114,272     1,000,000    1,000,000    1,000,000    68,349       110,777      110,777
    7      136,786     1,000,000    1,000,000    1,000,000    80,424       138,733      138,733
    8      160,425     1,000,000    1,000,000    1,000,000    92,266       169,603      169,603
    9      185,246     1,000,000    1,000,000    1,000,000   103,881       203,683      203,683
   10      211,309     1,000,000    1,000,000    1,000,000   115,272       241,302      241,302
   15      362,520     1,000,000    1,000,000    1,000,000   193,252       522,609      522,609
   20      555,508     1,000,000    1,020,245    1,020,245   249,851       953,500      953,500
   25      801,815     1,000,000    1,735,808    1,735,808   301,484     1,653,151    1,653,151
   30    1,116,173     *            2,928,654    2,928,654   348,587     2,789,195    2,789,195
   35    1,517,381     *            4,865,514    4,865,514   391,556     4,633,823    4,633,823
   40    2,029,436     *            7,705,292    7,705,292   430,755     7,629,002    7,629,002
   45    2,682,963     *           12,492,363   12,492,363   466,514    12,492,363   12,492,363



                                                                                                              INTERNAL RATE
                                                                                                                   OF
                                                                                   INTERNAL RATE OF             RETURN ON
                                                  INTERNAL RATE OF                  RETURN ON NET             DEATH BENEFIT
                                                   RETURN ON CASH                  SURRENDER VALUE              ASSUMING
                     CASH VALUE                    VALUE ASSUMING                      ASSUMING               HYPOTHETICAL
END OF          ASSUMING HYPOTHETICAL               HYPOTHETICAL                     HYPOTHETICAL             GROSS ANNUAL
POLICY              GROSS ANNUAL                    GROSS ANNUAL                     GROSS ANNUAL             RATE OF RETURN
YEAR              RATE OF RETURN OF               RATE OF RETURN OF               RATE OF RETURN OF                OF
-------- ----------------------------------- --------------------------- ------------------------------------ -------------
             0%         6%           12%          0%        6%     12%        0%           6%         12%           0%
         --------- ------------ ------------ ----------- ------- ------- ------------ ----------- ----------- -------------
    1     14,232       16,002       16,002      -11.05%  0.01%   0.01%       -68.80%     -57.74%     -57.74%     6,150.00%
    2     28,204       33,632       33,632       -8.13%  3.36%   3.36%       -33.69%     -19.92%     -19.92%       642.15%
    3     41,923       53,058       53,058       -6.62%  5.09%   5.09%       -20.75%      -6.73%      -6.73%       258.47%
    4     55,391       74,461       74,461       -5.70%  6.15%   6.15%       -14.87%      -0.91%      -0.91%       148.92%
    5     68,615       98,043       98,043       -5.07%  6.86%   6.86%       -11.64%       2.21%       2.21%       100.39%
    6     81,597      124,025      124,025       -4.63%  7.37%   7.37%        -9.64%       4.11%       4.11%        73.77%
    7     94,344      152,653      152,653       -4.29%  7.75%   7.75%        -8.29%       5.35%       5.35%        57.22%
    8    106,859      184,195      184,195       -4.03%  8.05%   8.05%        -7.33%       6.23%       6.23%        46.06%
    9    119,145      218,947      218,947       -3.82%  8.29%   8.29%        -6.61%       6.87%       6.87%        38.07%
   10    131,208      257,238      257,238       -3.64%  8.48%   8.48%        -6.06%       7.35%       7.35%        32.11%
   15    193,252      522,609      522,609       -2.76%  9.23%   9.23%        -2.76%       9.23%       9.23%        16.46%
   20    249,851      953,500      953,500       -2.42%  9.55%   9.55%        -2.42%       9.55%       9.55%         9.93%
   25    301,484    1,653,151    1,653,151       -2.25%  9.71%   9.71%        -2.25%       9.71%       9.71%         6.48%
   30    348,587    2,789,195    2,789,195       -2.15%  9.81%   9.81%        -2.15%       9.81%       9.81%         4.39%
   35    391,556    4,633,823    4,633,823       -2.09%  9.88%   9.88%        -2.09%       9.88%       9.88%         3.02%
   40    430,755    7,629,002    7,629,002       -2.05%  9.93%   9.93%        -2.05%       9.93%       9.93%         2.06%
   45    466,514   12,492,363   12,492,363       -2.02%  9.96%   9.96%        -2.02%       9.96%       9.96%         1.37%



              INTERNAL RATE OF             INTERNAL RATE OF
                  RETURN ON                    RETURN ON
                DEATH BENEFIT                DEATH BENEFIT
END OF      ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
POLICY          GROSS ANNUAL                 GROSS ANNUAL
YEAR          RATE OF RETURN OF            RATE OF RETURN OF
-------- ---------------------------  ---------------------------
               6%           12%
         ------------- -------------
    1       6,150.00%     6,150.00%
    2         642.15%       642.15%
    3         258.47%       258.47%
    4         148.92%       148.92%
    5         100.39%       100.39%
    6          73.77%        73.77%
    7          57.22%        57.22%
    8          46.06%        46.06%
    9          38.07%        38.07%
   10          32.11%        32.11%
   15          16.46%        16.46%
   20          10.10%        10.10%
   25          10.02%        10.02%
   30          10.06%        10.06%
   35          10.08%        10.08%
   40           9.96%         9.96%
   45           9.96%         9.96%



* In the absence of an additional payment, the Policy would lapse.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return.

Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

APPENDIX B
WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 2000. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.


     Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 75-year period: investments of $1.00 in these assets would have grown to $2,586.52 and $6,402.23, respectively, by year-end 2000. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $48.86.


     The lowest-risk strategy over the past 75 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1925 - 2000 period.

[GRAPHIC OMITTED]


                   COMPOUND ANNUAL RATES OF RETURN BY DECADE



                              1920s*     1930s      1940s      1950s      1960s       1970s      1980s     1990s      2000**
Large Company ............  19.2%      -0.1%       9.2%       19.4%      7.8%        5.9%       17.5%     18.2%     -9.1%
Small Company ............  -4.5        1.4       20.7        16.9      15.5        11.5        15.8      15.1      -3.6
Long-Term Corp. ..........   5.2        6.9        2.7        1.0        1.7         6.2        13.0      8.3       12.9
Long-Term Govt. ..........   5.0        4.9        3.2       -0.1        1.4         5.5        12.6      9.0       21.5
Inter-Term Govt. .........   4.2        4.6        1.8        1.3        3.5         7.0        11.9      7.2       12.6
Treasury Bills ...........   3.7        0.6        0.4        1.9        3.9         6.3        8.9       4.9        5.9
Inflation ...............   -1.1       -2.0        5.4        2.2        2.5         7.4        5.1       2.9        3.4



----------------
*  Based on the period 1926-1929.
** Based on calendar year 2000 only.

Used with permission. (c)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

Index to Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT:



Report of Independent Auditors dated January 31, 2001
Report of Independent Certified Public Accountants dated February 16, 2000 Statements of Assets and Liabilities at December 31, 2000
Statements of Operations for the period ended December 31, 2000
Statements of Changes in Net Assets for the periods ended December 31, 2000 and 1999
Financial Highlights for the periods ended December 31, 2000, 1999, 1998, 1997 and 1996

Notes to the Financial Statements



WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


Report of Independent Auditors dated February 15, 2001
Statutory-Basis Balance Sheets at December 31, 2000 and 1999

Statutory-Basis Statements of Operations for the years ended December 31, 2000, 1999 and 1998

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 2000, 1999 and 1998

Statutory-Basis Statements of Cash Flow for the years ended December 31, 2000, 1999 and 1998
Notes to Statutory-Basis Financial Statements

Statutory-Basis Financial Statement Schedules



WRL00053-5/2001

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Policy Owners of the WRL Series Life Account Western Reserve Life Assurance Company of Ohio


  We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Life Account (the "Separate Account," a separate account of Western Reserve Life Assurance Co. of Ohio) as of December 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the periods in the year ended December 31, 2000 as indicated thereon. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets for the periods ended December 31, 1999 as indicated thereon and the financial highlights for each of the periods in the four years ended December 31, 1999 as indicated thereon for each of the subaccounts constituting the Separate Account, were audited by other auditors whose report dated February 16, 2000, expressed an unqualified opinion on those statements and financial highlights.


  We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of mutual fund shares owned as of December 31, 2000, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


  In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Life Account at December 31, 2000, and the results of their operations and changes in net assets, and financial highlights for the periods in the year ended December 31, 2000 as indicated thereon, in conformity with accounting principles generally accepted in the United States.


[GRAPHIC OMITTED]


ERNST & YOUNG LLP
Des Moines, Iowa
January 31, 2001

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors and Policy Owners of the WRL Series Life Account Western Reserve Life Assurance Company of Ohio


  In our opinion, the accompanying statements of changes in net assets and the related financial highlights present fairly, in all material respects, the changes in net assets of each of the Subaccounts constituting the WRL Series Life Account (a separate account of Western Reserve Life Assurance Co. of Ohio ("WRL")) for the year ended December 31, 1999, and the financial highlights for each of the periods presented through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of WRL's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


[GRAPHIC OMITTED]


PricewaterhouseCoopers LLP
Tampa, Florida
February 16, 2000

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS



                                                                                                                  WRL
                                                             WRL           WRL          WRL          WRL          LKCM
                                                         J.P. MORGAN      AEGON        JANUS        JANUS      STRATEGIC
                                                        MONEY MARKET      BOND        GROWTH       GLOBAL     TOTAL RETURN
                                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................      60,145         2,326       20,304       17,111         6,610
                                                            ======         =====       ======       ======         =====
  Cost ...............................................    $ 60,145      $ 26,612    $ 964,237    $ 416,105      $ 97,229
                                                          ========      ========    =========    =========      ========
 Investment, at net asset value ......................    $ 60,145      $ 25,908    $ 961,173    $ 410,156      $ 98,483
 Dividend receivable .................................         277             0            0            0             0
 Transfers receivable from depositor .................           0            27            0            0             0
                                                          --------      --------    ---------    ---------      --------
  Total assets .......................................      60,422        25,935      961,173      410,156        98,483
                                                          --------      --------    ---------    ---------      --------
LIABILITIES:
 Accrued expenses ....................................           0             0            0            0             0
 Transfers payable to depositor ......................         143             0          158           47            17
                                                          --------      --------    ---------    ---------      --------
  Total liabilities ..................................         143             0          158           47            17
                                                          --------      --------    ---------    ---------      --------
  Net assets .........................................    $ 60,279      $ 25,935    $ 961,015    $ 410,109      $ 98,466
                                                          ========      ========    =========    =========      ========
NET ASSETS CONSISTS OF:
 Policy owners' equity ...............................    $ 60,279      $ 25,935    $ 961,015    $ 410,109      $ 98,466
 Depositor's equity ..................................           0             0            0            0             0
                                                          --------      --------    ---------    ---------      --------
  Net assets applicable to units outstanding .........    $ 60,279      $ 25,935    $ 961,015    $ 410,109      $ 98,466
                                                          ========      ========    =========    =========      ========
 Policy owners' units ................................       3,278         1,072        9,366       12,899         4,523
 Depositor's units ...................................           0             0            0            0             0
                                                          --------      --------    ---------    ---------      --------
  Units outstanding ..................................       3,278         1,072        9,366       12,899         4,523
                                                          ========      ========    =========    =========      ========
  Accumulation unit value ............................    $  18.39      $  24.19    $  102.61    $   31.79      $  21.77
                                                          ========      ========    =========    =========      ========


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS



                                                              WRL            WRL                           WRL           WRL
                                                             VKAM           ALGER           WRL         FEDERATED        DEAN
                                                           EMERGING      AGGRESSIVE        AEGON        GROWTH &        ASSET
                                                            GROWTH         GROWTH        BALANCED        INCOME       ALLOCATION
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................       19,559         14,318          1,593          2,001         2,601
                                                             ======         ======          =====          =====         =====
  Cost ...............................................    $ 873,187      $ 307,884       $ 19,689       $ 24,463      $ 35,227
                                                          =========      =========       ========       ========      ========
 Investment, at net asset value ......................    $ 580,110      $ 280,068       $ 20,950       $ 26,869      $ 34,303
 Dividend receivable .................................            0              0              0              0             0
 Transfers receivable from depositor .................           92            104              2             14             0
                                                          ---------      ---------       --------       --------      --------
  Total assets .......................................      580,202        280,172         20,952         26,883        34,303
                                                          ---------      ---------       --------       --------      --------
LIABILITIES:
 Accrued expenses ....................................            0              0              0              0             0
 Transfers payable to depositor ......................            0              0              0              0            90
                                                          ---------      ---------       --------       --------      --------
  Total liabilities ..................................            0              0              0              0            90
                                                          ---------      ---------       --------       --------      --------
  Net assets .........................................    $ 580,202      $ 280,172       $ 20,952       $ 26,883      $ 34,213
                                                          =========      =========       ========       ========      ========
NET ASSETS CONSISTS OF:
 Policy owners' equity ...............................    $ 580,202      $ 280,172       $ 20,952       $ 26,883      $ 34,213
 Depositor's equity ..................................            0              0              0              0             0
                                                          ---------      ---------       --------       --------      --------
  Net assets applicable to units outstanding .........    $ 580,202      $ 280,172       $ 20,952       $ 26,883      $ 34,213
                                                          =========      =========       ========       ========      ========
 Policy owners' units ................................       10,226          9,215          1,303          1,349         1,881
 Depositor's units ...................................            0              0              0              0             0
                                                          ---------      ---------       --------       --------      --------
  Units outstanding ..................................       10,226          9,215          1,303          1,349         1,881
                                                          =========      =========       ========       ========      ========
  Accumulation unit value ............................    $   56.74      $   30.40       $  16.08       $  19.93      $  18.19
                                                          =========      =========       ========       ========      ========


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS



                                                                                         WRL                         WRL
                                                            WRL           WRL             GE            WRL         THIRD
                                                         C.A.S.E.         NWQ       INTERNATIONAL        GE         AVENUE
                                                          GROWTH     VALUE EQUITY       EQUITY      U.S. EQUITY     VALUE
                                                        SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................      2,169         2,009            768           1,985       1,204
                                                            =====         =====            ===           =====       =====
  Cost ...............................................   $ 30,724      $ 27,288        $ 9,683        $ 29,863    $ 15,436
                                                         ========      ========        =======        ========    ========
 Investment, at net asset value ......................   $ 22,336      $ 28,863        $ 7,942        $ 29,734    $ 16,503
 Dividend receivable .................................          0             0              0               0           0
 Transfers receivable from depositor .................          8            25              2              37         232
                                                         --------      --------        -------        --------    --------
  Total assets .......................................     22,344        28,888          7,944          29,771      16,735
                                                         --------      --------        -------        --------    --------
LIABILITIES:
 Accrued expenses ....................................          0             0              0               0           0
 Transfers payable to depositor ......................          0             0              0               0           0
                                                         --------      --------        -------        --------    --------
  Total liabilities ..................................          0             0              0               0           0
                                                         --------      --------        -------        --------    --------
  Net assets .........................................   $ 22,344      $ 28,888        $ 7,944        $ 29,771    $ 16,735
                                                         ========      ========        =======        ========    ========
NET ASSETS CONSISTS OF:
 Policy owners' equity ...............................   $ 22,344      $ 28,888        $ 7,944        $ 29,771    $ 16,735
 Depositor's equity ..................................          0             0              0               0           0
                                                         --------      --------        -------        --------    --------
  Net assets applicable to units outstanding .........   $ 22,344      $ 28,888        $ 7,944        $ 29,771    $ 16,735
                                                         ========      ========        =======        ========    ========
 Policy owners' units ................................      1,713         1,797            639           1,683       1,177
 Depositor's units ...................................          0             0              0               0           0
                                                         --------      --------        -------        --------    --------
  Units outstanding ..................................      1,713         1,797            639           1,683       1,177
                                                         ========      ========        =======        ========    ========
  Accumulation unit value ............................   $  13.04      $  16.07        $ 12.43        $  17.69    $  14.22
                                                         ========      ========        =======        ========    ========



See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS



                                                            WRL           WRL          WRL            WRL            WRL
                                                        J.P. MORGAN     GOLDMAN      GOLDMAN        T. ROWE        T. ROWE
                                                        REAL ESTATE      SACHS        SACHS          PRICE          PRICE
                                                         SECURITIES     GROWTH      SMALL CAP   DIVIDEND GROWTH   SMALL CAP
                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................        239           150           76             97            209
                                                              ===           ===           ==             ==            ===
  Cost ...............................................    $ 2,364       $ 1,706      $   861         $  895        $ 2,897
                                                          =======       =======      =======         ======        =======
 Investment, at net asset value ......................    $ 2,464       $ 1,600      $   831         $  985        $ 2,541
 Dividend receivable .................................          0             0            0              0              0
 Transfers receivable from depositor .................         12            27           31              0             27
                                                          -------       -------      -------         ------        -------
  Total assets .......................................      2,476         1,627          862            985          2,568
                                                          -------       -------      -------         ------        -------
LIABILITIES:
 Accrued expenses ....................................          0             0            0              0              0
 Transfers payable to depositor ......................          0             0            0              0              0
                                                          -------       -------      -------         ------        -------
  Total liabilities ..................................          0             0            0              0              0
                                                          -------       -------      -------         ------        -------
  Net assets .........................................    $ 2,476       $ 1,627      $   862         $  985        $ 2,568
                                                          =======       =======      =======         ======        =======
NET ASSETS CONSISTS OF:
 Policy owners' equity ...............................    $ 2,476       $ 1,627      $   862         $  985        $ 2,568
 Depositor's equity ..................................          0             0            0              0              0
                                                          -------       -------      -------         ------        -------
  Net assets applicable to units outstanding .........    $ 2,476       $ 1,627      $   862         $  985        $ 2,568
                                                          =======       =======      =======         ======        =======
 Policy owners' units ................................        239           158           80             99            230
 Depositor's units ...................................          0             0            0              0              0
                                                          -------       -------      -------         ------        -------
  Units outstanding ..................................        239           158           80             99            230
                                                          =======       =======      =======         ======        =======
  Accumulation unit value ............................    $ 10.36       $ 10.29      $ 10.80         $ 9.98        $ 11.17
                                                          =======       =======      =======         ======        =======



See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS



                                                                                                                       WRL
                                                        WRL            WRL            WRL             WRL             GREAT
                                                      SALOMON    PILGRIM BAXTER     DREYFUS        VALUE LINE      COMPANIES -
                                                      ALL CAP    MID CAP GROWTH     MID CAP    AGGRESSIVE GROWTH    AMERICA(SM)
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...............................        622          2,628            152             118              746
                                                          ===          =====            ===             ===              ===
  Cost ...........................................    $ 8,005       $ 56,653        $ 1,832         $ 1,250          $ 7,784
                                                      =======       ========        =======         =======          =======
 Investment, at net asset value ..................    $ 8,081       $ 39,577        $ 1,810         $ 1,067          $ 8,486
 Dividend receivable .............................          0              0              0               0                0
 Transfers receivable from depositor .............          0            125              1               0                5
                                                      -------       --------        -------         -------          -------
  Total assets ...................................      8,081         39,702          1,811           1,067            8,491
                                                      -------       --------        -------         -------          -------
LIABILITIES:
 Accrued expenses ................................          0              0              0               0                0
 Transfers payable to depositor ..................          9              0              0               0                0
                                                      -------       --------        -------         -------          -------
  Total liabilities ..............................          9              0              0               0                0
                                                      -------       --------        -------         -------          -------
  Net assets .....................................    $ 8,072       $ 39,702        $ 1,811         $ 1,067          $ 8,491
                                                      =======       ========        =======         =======          =======
NET ASSETS CONSISTS OF:
 Policy owners' equity ...........................    $ 8,072       $ 39,702        $ 1,811         $   887          $ 8,265
 Depositor's equity ..............................          0              0              0             180              226
                                                      -------       --------        -------         -------          -------
  Net assets applicable to units outstanding .....    $ 8,072       $ 39,702        $ 1,811         $ 1,067          $ 8,491
                                                      =======       ========        =======         =======          =======
 Policy owners' units ............................        643          2,929            159              99              731
 Depositor's units ...............................          0              0              0              20               20
                                                      -------       --------        -------         -------          -------
  Units outstanding ..............................        643          2,929            159             119              751
                                                      =======       ========        =======         =======          =======
  Accumulation unit value ........................    $ 12.55       $  13.56        $ 11.35         $  8.98          $ 11.31
                                                      =======       ========        =======         =======          =======



See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS



                                                               WRL             WRL            WRL
                                                              GREAT           GREAT         GABELLI
                                                           COMPANIES -     COMPANIES -       GLOBAL
                                                          TECHNOLOGY(SM)    GLOBAL(2)        GROWTH
                                                           SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................           413              57            106
                                                             =======          ======         ======
  Cost ...............................................       $ 4,089          $  505         $  993
                                                             =======          ======         ======
 Investment, at net asset value ......................       $ 2,784          $  490         $  960
 Dividend receivable .................................             0               0              0
 Transfers receivable from depositor .................             4               4             11
                                                             -------          ------         ------
  Total assets .......................................         2,788             494            971
                                                             -------          ------         ------
LIABILITIES:
 Accrued expenses ....................................             0               0              0
 Transfers payable to depositor ......................             0               0              0
                                                             -------          ------         ------
  Total liabilities ..................................             0               0              0
                                                             -------          ------         ------
  Net assets .........................................       $ 2,788          $  494         $  971
                                                             =======          ======         ======
NET ASSETS CONSISTS OF:
 Policy owners' equity ...............................       $ 2,654          $  473         $  948
 Depositor's equity ..................................           134              21             23
                                                             -------          ------         ------
  Net assets applicable to units outstanding .........       $ 2,788          $  494         $  971
                                                             =======          ======         ======
 Policy owners' units ................................           396              55            104
 Depositor's units ...................................            20               3              3
                                                             -------          ------         ------
  Units outstanding ..................................           416              58            107
                                                             =======          ======         ======
  Accumulation unit value ............................       $  6.70          $ 8.52         $ 9.07
                                                             =======          ======         ======



See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS





                                                          FIDELITY VIP III
                                                               GROWTH         FIDELITY VIP II     FIDELITY VIP
                                                           OPPORTUNITIES       CONTRAFUND(R)      EQUITY-INCOME
                                                             SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
ASSETS:
 Investment in securities:
  Number of shares ...................................             32                  44                 12
                                                               ======             =======            =======
  Cost ...............................................         $  632             $ 1,077            $   294
                                                               ======             =======            =======
 Investment, at net asset value ......................         $  562             $ 1,030            $   307
 Dividend receivable .................................              0                   0                  0
 Transfers receivable from depositor .................              0                   0                  0
                                                               ------             -------            -------
  Total assets .......................................            562               1,030                307
                                                               ------             -------            -------
LIABILITIES:
 Accrued expenses ....................................              0                   0                  0
 Transfers payable to depositor ......................              0                   0                  0
                                                               ------             -------            -------
  Total liabilities ..................................              0                   0                  0
                                                               ------             -------            -------
  Net assets .........................................         $  562             $ 1,030            $   307
                                                               ======             =======            =======
NET ASSETS CONSISTS OF:
 Policy owners' equity ...............................         $  541             $ 1,006            $   280
 Depositor's equity ..................................             21                  24                 27
                                                               ------             -------            -------
  Net assets applicable to units outstanding .........         $  562             $ 1,030            $   307
                                                               ======             =======            =======
 Policy owners' units ................................             63                 107                 25
 Depositor's units ...................................              3                   3                  3
                                                               ------             -------            -------
  Units outstanding ..................................             66                 110                 28
                                                               ======             =======            =======
  Accumulation unit value ............................         $ 8.56             $  9.38            $ 10.99
                                                               ======             =======            =======


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS



                                                                                                                     WRL
                                                           WRL           WRL           WRL             WRL           LKCM
                                                       J.P. MORGAN      AEGON         JANUS           JANUS       STRATEGIC
                                                      MONEY MARKET      BOND          GROWTH         GLOBAL      TOTAL RETURN
                                                       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...................................    $   2,813    $   1,372     $     1,719     $   14,506     $   2,080
 Capital gain distributions ........................            0            0         162,879         88,526         6,230
                                                        ---------    ---------     -----------     ----------     ---------
  Total investment income ..........................        2,813        1,372         164,598        103,032         8,310
EXPENSES:
 Mortality and expense risk ........................          424          225          11,702          4,306           895
                                                        ---------    ---------     -----------     ----------     ---------
  Net investment income (loss) .....................        2,389        1,147         152,896         98,726         7,415
                                                        ---------    ---------     -----------     ----------     ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .            0         (316)         57,356          8,214         3,008
 Change in unrealized appreciation (depreciation) ..            0        1,538        (612,499)      (199,548)      (15,305)
                                                        ---------    ---------     -----------     ----------     ---------
  Net gain (loss) on investment securities .........            0        1,222        (555,143)      (191,334)      (12,297)
                                                        ---------    ---------     -----------     ----------     ---------
   Net increase (decrease) in net assets resulting
     from operations ...............................    $   2,389    $   2,369     $  (402,247)    $  (92,608)    $  (4,882)
                                                        =========    =========     ===========     ==========     =========


                                                               WRL            WRL                          WRL          WRL
                                                              VKAM           ALGER           WRL        FEDERATED       DEAN
                                                            EMERGING       AGGRESSIVE       AEGON       GROWTH &       ASSET
                                                             GROWTH          GROWTH       BALANCED       INCOME      ALLOCATION
                                                           SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
 Dividend income .......................................   $    5,938     $     5,025    $      388    $    1,171    $   1,367
 Capital gain distributions ............................      169,068          39,418             0             9        1,203
                                                           ----------     -----------    ----------    ----------    ---------
  Total investment income ..............................      175,006          44,443           388         1,180        2,570
EXPENSES:
 Mortality and expense risk ............................        6,396           3,175           173           179          280
                                                           ----------     -----------    ----------    ----------    ---------
  Net investment income (loss) .........................      168,610          41,268           215         1,001        2,290
                                                           ----------     -----------    ----------    ----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....      295,543           6,194           285          (440)          28
 Change in unrealized appreciation (depreciation) ......     (557,231)       (174,941)          457         4,670        2,465
                                                           ----------     -----------    ----------    ----------    ---------
  Net gain (loss) on investment securities .............     (261,688)       (168,747)          742         4,230        2,493
                                                           ----------     -----------    ----------    ----------    ---------
   Net increase (decrease) in net assets resulting
     from operations ...................................   $  (93,078)    $  (127,479)   $      957    $    5,231    $   4,783
                                                           ==========     ===========    ==========    ==========    =========


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS



                                                                                           WRL                         WRL
                                                              WRL           WRL             GE            WRL         THIRD
                                                           C.A.S.E.         NWQ       INTERNATIONAL        GE         AVENUE
                                                            GROWTH     VALUE EQUITY       EQUITY      U.S. EQUITY     VALUE
                                                          SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
INVESTMENT INCOME:
 Dividend income .......................................  $   3,732      $   362        $     138      $    214     $     137
 Capital gain distributions ............................        826          283            1,055         1,108           372
                                                          ---------      -------        ---------      --------     ---------
  Total investment income ..............................      4,558          645            1,193         1,322           509
EXPENSES:
 Mortality and expense risk ............................        237          233               69           251            83
                                                          ---------      -------        ---------      --------     ---------
  Net investment income (loss) .........................      4,321          412            1,124         1,071           426
                                                          ---------      -------        ---------      --------     ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....        (82)        (519)             263           520         1,022
 Change in unrealized appreciation (depreciation) ......    (10,339)       3,484           (2,668)       (2,166)          677
                                                          ---------      -------        ---------      --------     ---------
  Net gain (loss) on investment securities .............    (10,421)       2,965           (2,405)       (1,646)        1,699
                                                          ---------      -------        ---------      --------     ---------
   Net increase (decrease) in net assets resulting
     from operations ...................................  $  (6,100)     $ 3,377        $  (1,281)     $   (575)    $   2,125
                                                          =========      =======        =========      ========     =========


                                                         WRL           WRL          WRL            WRL             WRL
                                                     J.P. MORGAN     GOLDMAN      GOLDMAN        T. ROWE         T. ROWE
                                                     REAL ESTATE      SACHS        SACHS          PRICE           PRICE
                                                      SECURITIES     GROWTH      SMALL CAP   DIVIDEND GROWTH    SMALL CAP
                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ..................................    $     32     $     12     $     14       $       4       $      24
 Capital gain distributions .......................           0            8            3               0               0
                                                       --------     --------     --------       ---------       ---------
  Total investment income .........................          32           20           17               4              24
EXPENSES:
 Mortality and expense risk .......................          15           13            6               8              19
                                                       --------     --------     --------       ---------       ---------
  Net investment income (loss) ....................          17            7           11              (4)              5
                                                       --------     --------     --------       ----------      ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities          203           64           24             (17)             84
 Change in unrealized appreciation (depreciation) .         142         (220)         (51)            104            (496)
                                                       --------     --------     --------       ---------       ---------
  Net gain (loss) on investment securities ........         345         (156)         (27)             87            (412)
                                                       --------     --------     --------       ---------       ---------
   Net increase (decrease) in net assets resulting
     from operations ..............................    $    362     $   (149)    $    (16)      $      83       $    (407)
                                                       ========     ========     ========       =========       =========


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS



                                                              WRL            WRL
                                                            SALOMON    PILGRIM BAXTER
                                                            ALL CAP    MID CAP GROWTH
                                                          SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income .......................................   $     67      $      370
 Capital gain distributions ............................         17               0
                                                           --------      ----------
  Total investment income ..............................         84             370
EXPENSES:
 Mortality and expense risk ............................         27             289
                                                           --------      ----------
  Net investment income (loss) .........................         57              81
                                                           --------      ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....        103           1,394
 Change in unrealized appreciation (depreciation) ......         58         (18,254)
                                                           --------      ----------
  Net gain (loss) on investment securities .............        161         (16,860)
                                                           --------      ----------
   Net increase (decrease) in net assets resulting
     from operations ...................................   $    218      $  (16,779)
                                                           ========      ==========



                                                                                                WRL
                                                              WRL             WRL              GREAT
                                                            DREYFUS        VALUE LINE       COMPANIES -
                                                            MID CAP    AGGRESSIVE GROWTH     AMERICA(SM)
                                                          SUBACCOUNT     SUBACCOUNT(1)     SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................    $  28           $     0           $   0
 Capital gain distributions ............................        0                 0               0
                                                            -----           -------           -----
  Total investment income ..............................       28                 0               0
EXPENSES:
 Mortality and expense risk ............................        8                 4              28
                                                            -----           -------           -----
  Net investment income (loss) .........................       20                (4)            (28)
                                                            -----           --------          -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....       86                (2)             13
 Change in unrealized appreciation (depreciation) ......      (46)             (183)            702
                                                            -----           -------           -----
  Net gain (loss) on investment securities .............       40              (185)            715
                                                            -----           -------           -----
   Net increase (decrease) in net assets resulting
     from operations ...................................    $  60           $  (189)          $ 687
                                                            =====           =======           =====


                                                           WRL             WRL              WRL
                                                          GREAT           GREAT           GABELLI
                                                       COMPANIES -     COMPANIES -        GLOBAL
                                                     TECHNOLOGY(SM)    GLOBAL(2)          GROWTH
                                                      SUBACCOUNT(1)   SUBACCOUNT(1)    SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income ...................................   $        0       $       0         $    0
 Capital gain distributions ........................            0               0              0
                                                       ----------       ---------         ------
  Total investment income ..........................            0               0              0
EXPENSES:
 Mortality and expense risk ........................           13               1              1
                                                       ----------       ---------         ------
  Net investment income (loss) .....................          (13)             (1)            (1)
                                                       ----------       ----------        -------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .         (132)             (1)            (1)
 Change in unrealized appreciation (depreciation) ..       (1,305)            (15)           (33)
                                                       ----------       ---------         ------
  Net gain (loss) on investment securities .........       (1,437)            (16)           (34)
                                                       ----------       ---------         ------
   Net increase (decrease) in net assets resulting
     from operations ...............................   $   (1,450)      $     (17)        $  (35)
                                                       ==========       =========         ======


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS





                                                           FIDELITY VIP III
                                                                GROWTH       FIDELITY VIP II   FIDELITY VIP
                                                            OPPORTUNITIES     CONTRAFUND(R)    EQUITY-INCOME
                                                            SUBACCOUNT(1)     SUBACCOUNT(1)    SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .......................................       $    0            $    0            $  0
 Capital gain distributions ............................            0                 0               0
                                                               ------            ------            ----
  Total investment income ..............................            0                 0               0
EXPENSES:
 Mortality and expense risk ............................            2                 3               1
                                                               ------            ------            ----
  Net investment income (loss) .........................           (2)               (3)             (1)
                                                               -------           -------           -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .....           (3)               (1)              4
 Change in unrealized appreciation (depreciation) ......          (70)              (47)             13
                                                               ------            ------            ----
  Net gain (loss) on investment securities .............          (73)              (48)             17
                                                               ------            ------            ----
   Net increase (decrease) in net assets resulting
     from operations ...................................       $  (75)           $  (51)           $ 16
                                                               ======            ======            ====


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                               WRL                       WRL
                                                           J.P. MORGAN                  AEGON
                                                          MONEY MARKET                  BOND
                                                           SUBACCOUNT                SUBACCOUNT
                                                    ------------------------- -------------------------
                                                          DECEMBER 31,              DECEMBER 31,
                                                    ------------------------- -------------------------
                                                        2000         1999         2000         1999
                                                    ------------ ------------ ------------ ------------
OPERATIONS:
 Net investment income (loss) .....................  $   2,389    $    1,474    $  1,147     $  1,329
 Net gain (loss) on investment securities .........          0             0       1,222       (2,327)
                                                     ---------    ----------    --------     --------
 Net increase (decrease) in net assets
  resulting from operations .......................      2,389         1,474       2,369         (998)
                                                     ---------    ----------    --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........     12,540        38,977         897        7,560
                                                     ---------    ----------    --------     --------
 Less cost of units redeemed:
  Administrative charges ..........................      3,274         3,050       2,341        2,538
  Policy loans ....................................      1,672         1,775       1,361          954
  Surrender benefits ..............................      5,687         4,017         735          846
  Death benefits ..................................         87           115          23           29
                                                     ---------    ----------    --------     --------
                                                        10,720         8,957       4,460        4,367
                                                     ---------    ----------    --------     --------
  Increase (decrease) in net assets from
   capital unit transactions ......................      1,820        30,020      (3,563)       3,193
                                                     ---------    ----------    --------     --------
  Net increase (decrease) in net assets ...........      4,209        31,494      (1,194)       2,195
 Depositor's equity contribution
  (net redemption) ................................          0             0           0            0
NET ASSETS:
 Beginning of year ................................     56,070        24,576      27,129       24,934
                                                     ---------    ----------    --------     --------
 End of year ......................................  $  60,279    $   56,070    $ 25,935     $ 27,129
                                                     =========    ==========    ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............      3,206         1,460       1,232        1,090
 Units issued .....................................     50,376        18,474         427          883
 Units redeemed ...................................    (50,304)      (16,728)       (587)        (741)
                                                     ---------    ----------    --------     --------
 Units outstanding - end of year ..................      3,278         3,206       1,072        1,232
                                                     =========    ==========    ========     ========



                                                                WRL
                                                               JANUS
                                                               GROWTH
                                                             SUBACCOUNT
                                                    ----------------------------
                                                            DECEMBER 31,
                                                    ----------------------------
                                                         2000          1999
                                                    ------------- --------------
OPERATIONS:
 Net investment income (loss) .....................  $  152,896    $   226,095
 Net gain (loss) on investment securities .........    (555,143)       262,161
                                                     ----------    -----------
 Net increase (decrease) in net assets
  resulting from operations .......................    (402,247)       488,256
                                                     ----------    -----------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........     168,047        192,993
                                                     ----------    -----------
 Less cost of units redeemed:
  Administrative charges ..........................      69,288         57,685
  Policy loans ....................................      44,968         33,172
  Surrender benefits ..............................      38,262         32,554
  Death benefits ..................................       6,224          1,908
                                                     ----------    -----------
                                                        158,742        125,319
                                                     ----------    -----------
  Increase (decrease) in net assets from
   capital unit transactions ......................       9,305         67,674
                                                     ----------    -----------
  Net increase (decrease) in net assets ...........    (392,942)       555,930
 Depositor's equity contribution
  (net redemption) ................................           0              0
NET ASSETS:
 Beginning of year ................................   1,353,957        798,027
                                                     ----------    -----------
 End of year ......................................  $  961,015    $ 1,353,957
                                                     ==========    ===========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............       9,293          8,668
 Units issued .....................................       2,459          2,854
 Units redeemed ...................................      (2,386)        (2,229)
                                                     ----------    -----------
 Units outstanding - end of year ..................       9,366          9,293
                                                     ==========    ===========



See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED

                            ALL AMOUNTS IN THOUSANDS
                                                                                      WRL                        WRL
                                                           WRL                        LKCM                       VKAM
                                                          JANUS                    STRATEGIC                   EMERGING
                                                          GLOBAL                  TOTAL RETURN                  GROWTH
                                                        SUBACCOUNT                 SUBACCOUNT                 SUBACCOUNT
                                                -------------------------- -------------------------- --------------------------
                                                       DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                                                -------------------------- -------------------------- --------------------------
                                                     2000         1999         2000          1999          2000         1999
                                                ------------- ------------ ------------ ------------- ------------- ------------
OPERATIONS:
 Net investment income (loss) .................  $   98,726    $  26,538    $   7,415     $   8,072    $  168,610    $  81,707
 Net gain (loss) on investment securities .....    (191,334)     153,543      (12,297)        2,825      (261,688)     217,724
                                                 ----------    ---------    ---------     ---------    ----------    ---------
 Net increase (decrease) in net assets
  resulting from operations ...................     (92,608)     180,081       (4,882)       10,897       (93,078)     299,431
                                                 ----------    ---------    ---------     ---------    ----------    ---------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) .......     112,253       81,308       10,776        11,792       145,357       94,168
                                                 ----------    ---------    ---------     ---------    ----------    ---------
 Less cost of units redeemed:
  Administrative charges ......................      31,746       25,132        7,939         8,436        35,247       25,202
  Policy loans ................................      15,396        9,284        2,710         3,000        22,735       11,395
  Surrender benefits ..........................      12,985        8,537        2,844         3,136        20,687       11,025
  Death benefits ..............................         907          194          600           378         1,538          512
                                                 ----------    ---------    ---------     ---------    ----------    ---------
                                                     61,034       43,147       14,093        14,950        80,207       48,134
                                                 ----------    ---------    ---------     ---------    ----------    ---------
  Increase (decrease) in net assets from
   capital unit transactions ..................      51,219       38,161       (3,317)       (3,158)       65,150       46,034
                                                 ----------    ---------    ---------     ---------    ----------    ---------
  Net increase (decrease) in net assets .......     (41,389)     218,242       (8,199)        7,739       (27,928)     345,465
 Depositor's equity contribution
  (net redemption) ............................           0            0            0             0             0            0
NET ASSETS:
 Beginning of year ............................     451,498      233,256      106,665        98,926       608,130      262,665
                                                 ----------    ---------    ---------     ---------    ----------    ---------
 End of year ..................................  $  410,109    $ 451,498    $  98,466     $ 106,665    $  580,202    $ 608,130
                                                 ==========    =========    =========     =========    ==========    =========
UNIT ACTIVITY:
 Units outstanding - beginning of year ........      11,605       10,167        4,674         4,814         9,357        8,218
 Units issued .................................       4,570        4,823        1,327         1,538        11,606        4,977
 Units redeemed ...............................      (3,276)      (3,385)      (1,478)       (1,678)      (10,737)      (3,838)
                                                 ----------    ---------    ---------     ---------    ----------    ---------
 Units outstanding - end of year ..............      12,899       11,605        4,523         4,674        10,226        9,357
                                                 ==========    =========    =========     =========    ==========    =========


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                                WRL                       WRL                     WRL
                                                               ALGER                     AEGON                 FEDERATED
                                                         AGGRESSIVE GROWTH             BALANCED             GROWTH & INCOME
                                                            SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                                    --------------------------- ----------------------- ------------------------
                                                           DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                    --------------------------- ----------------------- ------------------------
                                                         2000          1999         2000        1999        2000        1999
                                                    ------------- ------------- ----------- ----------- ----------- ------------
OPERATIONS:
 Net investment income (loss) .....................  $   41,268     $  35,966    $    215    $    213    $  1,001     $  1,091
 Net gain (loss) on investment securities .........    (168,747)      101,488         742         105       4,230       (2,078)
                                                     ----------     ---------    --------    --------    --------     --------
 Net increase (decrease) in net assets
  resulting from operations .......................    (127,479)      137,454         957         318       5,231         (987)
                                                     ----------     ---------    --------    --------    --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........     103,588        74,699       4,955       5,997       7,863        5,627
                                                     ----------     ---------    --------    --------    --------     --------
 Less cost of units redeemed:
  Administrative charges ..........................      26,734        19,544       2,124       1,931       2,328        2,355
  Policy loans ....................................      12,341         8,193         442         429         628          346
  Surrender benefits ..............................      10,374         7,977         559         626         534          542
  Death benefits ..................................         666           118          18          10         110           55
                                                     ----------     ---------    --------    --------    --------     --------
                                                         50,115        35,832       3,143       2,996       3,600        3,298
                                                     ----------     ---------    --------    --------    --------     --------
  Increase (decrease) in net assets from
   capital unit transactions ......................      53,473        38,867       1,812       3,001       4,263        2,329
                                                     ----------     ---------    --------    --------    --------     --------
  Net increase (decrease) in net assets ...........     (74,006)      176,321       2,769       3,319       9,494        1,342
 Depositor's equity contribution
  (net redemption) ................................           0             0           0           0           0            0
NET ASSETS:
 Beginning of year ................................     354,178       177,857      18,183      14,864      17,389       16,047
                                                     ----------     ---------    --------    --------    --------     --------
 End of year ......................................  $  280,172     $ 354,178    $ 20,952    $ 18,183    $ 26,883     $ 17,389
                                                     ==========     =========    ========    ========    ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............       7,928         6,669       1,186         990       1,117          976
 Units issued .....................................       3,925         3,640         569         637         996          714
 Units redeemed ...................................      (2,638)       (2,381)       (452)       (441)       (764)        (573)
                                                     ----------     ---------    --------    --------    --------     --------
 Units outstanding - end of year ..................       9,215         7,928       1,303       1,186       1,349        1,117
                                                     ==========     =========    ========    ========    ========     ========


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                               WRL                      WRL                       WRL
                                                              DEAN                    C.A.S.E.                    NWQ
                                                        ASSET ALLOCATION               GROWTH                VALUE EQUITY
                                                           SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                                    ------------------------- ------------------------ -------------------------
                                                          DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                    ------------------------- ------------------------ -------------------------
                                                        2000         1999         2000         1999        2000         1999
                                                    ------------ ------------ ------------ ----------- ------------ ------------
OPERATIONS:
 Net investment income (loss) .....................   $  2,290     $    954    $   4,321    $  2,402     $    412     $    379
 Net gain (loss) on investment securities .........      2,493       (3,414)     (10,421)      3,900        2,965        1,157
                                                      --------     --------    ---------    --------     --------     --------
 Net increase (decrease) in net assets
  resulting from operations .......................      4,783       (2,460)      (6,100)      6,302        3,377        1,536
                                                      --------     --------    ---------    --------     --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........      1,235        1,729        5,488       7,781        2,652        3,283
                                                      --------     --------    ---------    --------     --------     --------
 Less cost of units redeemed:
  Administrative charges ..........................      3,204        3,875        2,868       2,946        2,467        2,874
  Policy loans ....................................        785          991          767         668          596          713
  Surrender benefits ..............................      1,058          901          885         678          660          605
  Death benefits ..................................         75           89           33          12           96           32
                                                      --------     --------    ---------    --------     --------     --------
                                                         5,122        5,856        4,553       4,304        3,819        4,224
                                                      --------     --------    ---------    --------     --------     --------
  Increase (decrease) in net assets from
   capital unit transactions ......................     (3,887)      (4,127)         935       3,477       (1,167)        (941)
                                                      --------     --------    ---------    --------     --------     --------
  Net increase (decrease) in net assets ...........        896       (6,587)      (5,165)      9,779        2,210          595
 Depositor's equity contribution
  (net redemption) ................................          0            0            0           0            0            0
NET ASSETS:
 Beginning of year ................................     33,317       39,904       27,509      17,730       26,678       26,083
                                                      --------     --------    ---------    --------     --------     --------
 End of year ......................................   $ 34,213     $ 33,317    $  22,344    $ 27,509     $ 28,888     $ 26,678
                                                      ========     ========    =========    ========     ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............      2,128        2,383        1,657       1,417        1,895        1,982
 Units issued .....................................        729          937        1,014       1,347          907        1,296
 Units redeemed ...................................       (976)      (1,192)        (958)     (1,107)      (1,005)      (1,383)
                                                      --------     --------    ---------    --------     --------     --------
 Units outstanding - end of year ..................      1,881        2,128        1,713       1,657        1,797        1,895
                                                      ========     ========    =========    ========     ========     ========



See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                              WRL                      WRL                      WRL
                                                              GE                       GE                  THIRD AVENUE
                                                     INTERNATIONAL EQUITY          U.S. EQUITY                 VALUE
                                                          SUBACCOUNT               SUBACCOUNT               SUBACCOUNT
                                                    ----------------------- ------------------------- -----------------------
                                                         DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                                    ----------------------- ------------------------- -----------------------
                                                        2000        1999        2000         1999         2000        1999
                                                    ----------- ----------- ------------ ------------ ----------- -----------
OPERATIONS:
 Net investment income (loss) .....................  $  1,124     $   325     $  1,071     $  1,730    $    426     $    61
 Net gain (loss) on investment securities .........    (2,405)      1,104       (1,646)       1,544       1,699         365
                                                     --------     -------     --------     --------    --------     -------
 Net increase (decrease) in net assets
  resulting from operations .......................    (1,281)      1,429         (575)       3,274       2,125         426
                                                     --------     -------     --------     --------    --------     -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........     3,155         761        7,853       12,169      12,970         730
                                                     --------     -------     --------     --------    --------     -------
 Less cost of units redeemed:
  Administrative charges ..........................       663         644        2,712        2,237         560         218
  Policy loans ....................................       150         101          440          422         894          52
  Surrender benefits ..............................       125         258          744          444         306          80
  Death benefits ..................................         5           1           27            8          11           3
                                                     --------     -------     --------     --------    --------     -------
                                                          943       1,004        3,923        3,111       1,771         353
                                                     --------     -------     --------     --------    --------     -------
  Increase (decrease) in net assets from
   capital unit transactions ......................     2,212        (243)       3,930        9,058      11,199         377
                                                     --------     -------     --------     --------    --------     -------
  Net increase (decrease) in net assets ...........       931       1,186        3,355       12,332      13,324         803
 Depositor's equity contribution
  (net redemption) ................................         0           0            0            0           0        (199)
NET ASSETS:
 Beginning of year ................................     7,013       5,827       26,416       14,084       3,411       2,807
                                                     --------     -------     --------     --------    --------     -------
 End of year ......................................  $  7,944     $ 7,013     $ 29,771     $ 26,416    $ 16,735     $ 3,411
                                                     ========     =======     ========     ========    ========     =======
UNIT ACTIVITY:
 Units outstanding - beginning of year ............       475         489        1,468          919         322         304
 Units issued .....................................       474         672        1,064        1,292       1,432         258
 Units redeemed ...................................      (310)       (686)        (849)        (743)       (577)       (240)
                                                     --------     -------     --------     --------    --------     -------
 Units outstanding - end of year ..................       639         475        1,683        1,468       1,177         322
                                                     ========     =======     ========     ========    ========     =======


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                                WRL                        WRL                      WRL
                                                            J.P. MORGAN               GOLDMAN SACHS            GOLDMAN SACHS
                                                      REAL ESTATE SECURITIES             GROWTH                  SMALL CAP
                                                            SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                                                      -----------------------   -------------------------   --------------------
                                                           DECEMBER 31,               DECEMBER 31,              DECEMBER 31,
                                                      -----------------------   -------------------------   --------------------
                                                          2000         1999         2000        1999(1)        2000      1999(1)
                                                      -----------   ---------   -----------   -----------   ---------   --------
OPERATIONS:
 Net investment income (loss) .....................     $    17       $   6       $     7       $    (2)     $   11      $  14
 Net gain (loss) on investment securities .........         345         (41)         (156)          110         (27)        20
                                                        -------       -----       -------       -------      ------      -----
 Net increase (decrease) in net assets
  resulting from operations .......................         362         (35)         (149)          108         (16)        34
                                                        -------       -----       -------       -------      ------      -----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........       2,080         (26)        1,002           871         622        295
                                                        -------       -----       -------       -------      ------      -----
 Less cost of units redeemed:
  Administrative charges ..........................          86          19           123            18          52          5
  Policy loans ....................................          60           0            44             2           7          5
  Surrender benefits ..............................          36           1             8             7           2          0
  Death benefits ..................................           0           1             0             0           0          0
                                                        -------       -----       -------       -------      ------      -----
                                                            182          21           175            27          61         10
                                                        -------       -----       -------       -------      ------      -----
  Increase (decrease) in net assets from
   capital unit transactions ......................       1,898         (47)          827           844         561        285
                                                        -------       -----       -------       -------      ------      -----
  Net increase (decrease) in net assets ...........       2,260         (82)          678           952         545        319
 Depositor's equity contribution
  (net redemption) ................................        (411)          0           (28)           25         (27)        25
NET ASSETS:
 Beginning of year ................................         627         709           977             0         344          0
                                                        -------       -----       -------       -------      ------      -----
 End of year ......................................     $ 2,476       $ 627       $ 1,627       $   977      $  862      $ 344
                                                        =======       =====       =======       =======      ======      =====
UNIT ACTIVITY:
 Units outstanding - beginning of year ............          78          84            87             0          31          0
 Units issued .....................................         816          67           161           106          80         41
 Units redeemed ...................................        (655)        (73)          (90)          (19)        (31)       (10)
                                                        -------       -----       -------       -------      ------      -----
 Units outstanding - end of year ..................         239          78           158            87          80         31
                                                        =======       =====       =======       =======      ======      =====



See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                              WRL                    WRL                   WRL
                                                         T. ROWE PRICE          T. ROWE PRICE            SALOMON
                                                        DIVIDEND GROWTH           SMALL CAP              ALL CAP
                                                          SUBACCOUNT             SUBACCOUNT             SUBACCOUNT
                                                    ----------------------- --------------------- ----------------------
                                                         DECEMBER 31,           DECEMBER 31,           DECEMBER 31,
                                                    ----------------------- --------------------- ----------------------
                                                        2000      1999(1)       2000     1999(1)      2000      1999(1)
                                                    ----------- ----------- ----------- --------- ----------- ----------
OPERATIONS:
 Net investment income (loss) .....................   $    (4)    $    (1)    $     5    $   26     $    57     $   11
 Net gain (loss) on investment securities .........        87         (17)       (412)      162         161         15
                                                      -------     -------     -------    ------     -------     ------
 Net increase (decrease) in net assets
  resulting from operations .......................        83         (18)       (407)      188         218         26
                                                      -------     -------     -------    ------     -------     ------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........       516         499       2,291       727       7,892        344
                                                      -------     -------     -------    ------     -------     ------
 Less cost of units redeemed:
  Administrative charges ..........................        83           2         167        15         257          9
  Policy loans ....................................         7           0          27         0          76          3
  Surrender benefits ..............................         2           3          15         0          58          0
  Death benefits ..................................         0           0           0         0           0          0
                                                      -------     -------     -------    ------     -------     ------
                                                           92           5         209        15         391         12
                                                      -------     -------     -------    ------     -------     ------
  Increase (decrease) in net assets from
   capital unit transactions ......................       424         494       2,082       712       7,501        332
                                                      -------     -------     -------    ------     -------     ------
  Net increase (decrease) in net assets ...........       507         476       1,675       900       7,719        358
 Depositor's equity contribution
  (net redemption) ................................       (23)         25         (32)       25         (30)        25
NET ASSETS:
 Beginning of year ................................       501           0         925         0         383          0
                                                      -------     -------     -------    ------     -------     ------
 End of year ......................................   $   985     $   501     $ 2,568    $  925     $ 8,072     $  383
                                                      =======     =======     =======    ======     =======     ======
UNIT ACTIVITY:
 Units outstanding - beginning of year ............        55           0          75         0          36          0
 Units issued .....................................       132          65         301       161         836         58
 Units redeemed ...................................       (88)        (10)       (146)      (86)       (229)       (22)
                                                      -------     -------     -------    ------     -------     ------
 Units outstanding - end of year ..................        99          55         230        75         643         36
                                                      =======     =======     =======    ======     =======     ======


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                                 WRL                          WRL
                                                            PILGRIM BAXTER                  DREYFUS
                                                            MID CAP GROWTH                  MID CAP
                                                              SUBACCOUNT                  SUBACCOUNT
                                                      --------------------------   -------------------------
                                                             DECEMBER 31,                DECEMBER 31,
                                                      --------------------------   -------------------------
                                                          2000         1999(1)         2000        1999(1)
                                                      ------------   -----------   -----------   -----------
OPERATIONS:
 Net investment income (loss) .....................    $      81       $     5       $    20       $    (1)
 Net gain (loss) on investment securities .........      (16,860)        1,268            40            16
                                                       ---------       -------       -------       -------
 Net increase (decrease) in net assets
  resulting from operations .......................      (16,779)        1,273            60            15
                                                       ---------       -------       -------       -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........       55,513         3,885         1,562           297
                                                       ---------       -------       -------       -------
 Less cost of units redeemed:
  Administrative charges ..........................        2,546            37            96             0
  Policy loans ....................................        1,156            18            21             0
  Surrender benefits ..............................          323            30             4             0
  Death benefits ..................................           72             0             0             0
                                                       ---------       -------       -------       -------
                                                           4,097            85           121             0
                                                       ---------       -------       -------       -------
  Increase (decrease) in net assets from
   capital unit transactions ......................       51,416         3,800         1,441           297
                                                       ---------       -------       -------       -------
  Net increase (decrease) in net assets ...........       34,637         5,073         1,501           312
 Depositor's equity contribution
  (net redemption) ................................            0            (8)          (27)           25
NET ASSETS:
 Beginning of year ................................        5,065             0           337             0
                                                       ---------       -------       -------       -------
 End of year ......................................    $  39,702       $ 5,065       $ 1,811       $   337
                                                       =========       =======       =======       =======
UNIT ACTIVITY:
 Units outstanding - beginning of year ............          317             0            33             0
 Units issued .....................................        4,015           412           311            52
 Units redeemed ...................................       (1,403)          (95)         (185)          (19)
                                                       ---------       -------       -------       -------
 Units outstanding - end of year ..................        2,929           317           159            33
                                                       =========       =======       =======       =======


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED

                            ALL AMOUNTS IN THOUSANDS
                                                                                  WRL              WRL             WRL
                                                              WRL                GREAT            GREAT           GREAT
                                                           VALUE LINE         COMPANIES -      COMPANIES -     COMPANIES -
                                                       AGGRESSIVE GROWTH      AMERICA(SM)     TECHNOLOGY(SM)     GLOBAL(2)
                                                           SUBACCOUNT         SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                      -------------------   --------------   --------------   -------------
                                                          DECEMBER 31,       DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                      -------------------   --------------   --------------   -------------
                                                            2000(1)             2000(1)          2000(1)         2000(1)
                                                      -------------------   --------------   --------------   -------------
OPERATIONS:
 Net investment income (loss) .....................        $     (4)           $    (28)        $    (13)       $     (1)
 Net gain (loss) on investment securities .........            (185)                715           (1,437)            (16)
                                                           --------            --------         --------        --------
 Net increase (decrease) in net assets
  resulting from operations .......................            (189)                687           (1,450)            (17)
                                                           --------            --------         --------        --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........           1,091               8,008            4,240             494
                                                           --------            --------         --------        --------
 Less cost of units redeemed:
  Administrative charges ..........................              19                 177               80               7
  Policy loans ....................................              16                 110               53               1
  Surrender benefits ..............................               0                 117               69               0
  Death benefits ..................................               0                   0                0               0
                                                           --------            --------         --------        --------
                                                                 35                 404              202               8
                                                           --------            --------         --------        --------
  Increase (decrease) in net assets from
   capital unit transactions ......................           1,056               7,604            4,038             486
                                                           --------            --------         --------        --------
  Net increase (decrease) in net assets ...........             867               8,291            2,588             469
 Depositor's equity contribution
  (net redemption) ................................             200                 200              200              25
NET ASSETS:
 Beginning of year ................................               0                   0                0               0
                                                           --------            --------         --------        --------
 End of year ......................................        $  1,067            $  8,491         $  2,788        $    494
                                                           ========            ========         ========        ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............               0                   0                0               0
 Units issued .....................................             132                 878              557              63
 Units redeemed ...................................             (13)               (127)            (141)             (5)
                                                           --------            --------         --------        ---------
 Units outstanding - end of year ..................             119                 751              416              58
                                                           ========            ========         ========        ========


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED

                            ALL AMOUNTS IN THOUSANDS
                                                          WRL
                                                        GABELLI
                                                        GLOBAL        FIDELITY VIP III     FIDELITY VIP II   FIDELITY VIP
                                                        GROWTH      GROWTH OPPORTUNITIES    CONTRAFUND(R)    EQUITY-INCOME
                                                      SUBACCOUNT         SUBACCOUNT           SUBACCOUNT      SUBACCOUNT
                                                    -------------- ---------------------- ----------------- --------------
                                                     DECEMBER 31,       DECEMBER 31,         DECEMBER 31,    DECEMBER 31,
                                                    -------------- ---------------------- ----------------- --------------
                                                        2000(1)            2000(1)             2000(1)          2000(1)
                                                    -------------- ---------------------- ----------------- --------------
OPERATIONS:
 Net investment income (loss) .....................    $     (1)          $    (2)             $    (3)        $     (1)
 Net gain (loss) on investment securities .........         (34)              (73)                 (48)              17
                                                       --------           -------              -------         --------
 Net increase (decrease) in net assets
  resulting from operations .......................         (35)              (75)                 (51)              16
                                                       --------           -------              -------         --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........       1,014               633                1,085              276
                                                       --------           -------              -------         --------
 Less cost of units redeemed:
  Administrative charges ..........................          33                14                   23                8
  Policy loans ....................................           0                 5                    5                2
  Surrender benefits ..............................           0                 2                    1                0
  Death benefits ..................................           0                 0                    0                0
                                                       --------           -------              -------         --------
                                                             33                21                   29               10
                                                       --------           -------              -------         --------
  Increase (decrease) in net assets from
   capital unit transactions ......................         981               612                1,056              266
                                                       --------           -------              -------         --------
  Net increase (decrease) in net assets ...........         946               537                1,005              282
 Depositor's equity contribution
  (net redemption) ................................          25                25                   25               25
NET ASSETS:
 Beginning of year ................................           0                 0                    0                0
                                                       --------           -------              -------         --------
 End of year ......................................    $    971           $   562              $ 1,030         $    307
                                                       ========           =======              =======         ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............           0                 0                    0                0
 Units issued .....................................         123                76                  124               39
 Units redeemed ...................................         (16)              (10)                 (14)             (11)
                                                       --------           -------              -------         --------
 Units outstanding - end of year ..................         107                66                  110               28
                                                       ========           =======              =======         ========


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT
FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED




                                                                    WRL J.P. MORGAN MONEY MARKET SUBACCOUNT
                                                     ----------------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                          2000          1999          1998          1997          1996
                                                     ------------- ------------- ------------- ------------- --------------
Accumulation unit value, beginning of year .........    $ 17.49       $ 16.83       $ 16.13       $ 15.45       $  14.83
                                                        -------       -------       -------       -------       --------
 Income from operations:
  Net investment income (loss) .....................       0.90          0.66          0.70          0.68           0.62
  Net realized and unrealized gain (loss) on
   investment ......................................       0.00          0.00          0.00          0.00           0.00
                                                        -------       -------       -------       -------       --------
   Net income (loss) from operations ...............       0.90          0.66          0.70          0.68           0.62
                                                        -------       -------       -------       -------       --------
Accumulation unit value, end of year ...............    $ 18.39       $ 17.49       $ 16.83       $ 16.13       $  15.45
                                                        =======       =======       =======       =======       ========
Total return .......................................       5.17 %        3.92 %        4.36 %        4.37 %         4.17 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $60,279      $ 56,070       $24,576       $16,440       $ 12,740
 Ratio of net investment income (loss) to average
  net assets .......................................       5.05 %        3.87 %        4.24 %        4.28 %         4.07 %


                                                                          WRL AEGON BOND SUBACCOUNT
                                                     --------------------------------------------------------------------
                                                                                 DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                          2000          1999          1998          1997         1996
                                                     ------------- ------------- ------------- ------------- ------------
Accumulation unit value, beginning of year .........    $ 22.01       $ 22.89       $ 21.12       $ 19.53      $ 19.67
                                                        -------       -------       -------       -------      -------
 Income from operations:
  Net investment income (loss) .....................       1.04          1.13          1.01          1.01         0.99
  Net realized and unrealized gain (loss) on
   investment ......................................       1.14         (2.01)         0.76          0.58        (1.13)
                                                        -------       -------       -------       -------      -------
   Net income (loss) from operations ...............       2.18         (0.88)         1.77          1.59        (0.14)
                                                        -------       -------       -------       -------      -------
Accumulation unit value, end of year ...............    $ 24.19       $ 22.01       $ 22.89       $ 21.12      $ 19.53
                                                        =======       =======       =======       =======      =======
Total return .......................................       9.90 %       (3.81)%        8.34 %        8.18 %      (0.75)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $25,935       $27,129       $24,934       $17,657      $11,585
 Ratio of net investment income (loss) to average
  net assets .......................................       4.58 %        5.10 %        4.58 %        5.06 %       5.34 %

See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED




                                                                             WRL JANUS GROWTH SUBACCOUNT
                                                     ---------------------------------------------------------------------------
                                                                                    DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                          2000            1999            1998           1997           1996
                                                     -------------- ---------------- -------------- -------------- -------------
Accumulation unit value, beginning of year .........    $ 145.70       $    92.07       $  56.48       $  48.48      $  41.47
                                                        --------       ----------       --------       --------      --------
 Income from operations:
  Net investment income (loss) .....................       16.41            25.03           0.13           5.83          2.88
  Net realized and unrealized gain (loss) on
   investment ......................................      (59.50)           28.60          35.46           2.17          4.13
                                                        --------       ----------       --------       --------      --------
   Net income (loss) from operations ...............      (43.09)           53.63          35.59           8.00          7.01
                                                        --------       ----------       --------       --------      --------
Accumulation unit value, end of year ...............    $ 102.61       $   145.70       $  92.07       $  56.48      $  48.48
                                                        ========       ==========       ========       ========      ========
Total return .......................................      (29.58)%          58.25 %        63.01 %        16.50 %       16.91 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $961,015       $1,353,957       $798,027       $450,271      $349,491
 Ratio of net investment income (loss) to average
  net assets .......................................       11.75 %          22.67 %         0.19 %        10.84 %        6.41 %


                                                                             WRL JANUS GLOBAL SUBACCOUNT
                                                     ---------------------------------------------------------------------------
                                                                                    DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                          2000            1999            1998           1997           1996
                                                     -------------- ---------------- -------------- -------------- -------------
Accumulation unit value, beginning of year .........    $  38.91       $    22.94       $  17.80       $  15.13      $  11.95
                                                        --------       ----------       --------       --------      --------
 Income from operations:
  Net investment income (loss) .....................        7.93             2.44           0.82           2.30          1.50
  Net realized and unrealized gain (loss) on
   investment ......................................      (15.05)           13.53           4.32           0.37          1.68
                                                        --------       ----------       --------       --------      --------
   Net income (loss) from operations ...............       (7.12)           15.97           5.14           2.67          3.18
                                                        --------       ----------       --------       --------      --------
Accumulation unit value, end of year ...............    $  31.79       $    38.91       $  22.94       $  17.80      $  15.13
                                                        ========       ==========       ========       ========      ========
Total return .......................................      (18.28)%          69.58 %        28.86 %        17.69 %       26.60 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $410,109       $  451,498       $233,256       $145,017      $ 83,159
 Ratio of net investment income (loss) to average
  net assets .......................................       20.55 %           9.07 %         3.92 %        13.39 %       11.09 %


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED




                                                                    WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
                                                     ------------------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                          2000          1999           1998           1997           1996
                                                     ------------- -------------- -------------- -------------- -------------
Accumulation unit value, beginning of year .........   $  22.82       $  20.55       $  18.91       $  15.66       $ 13.74
                                                       --------       --------       --------       --------       -------
 Income from operations:
  Net investment income (loss) .....................       1.63           1.68           0.71           1.56          0.82
  Net realized and unrealized gain (loss) on
   investment ......................................      (2.68)          0.59           0.93           1.69          1.10
                                                       --------       --------       --------       --------       -------
   Net income (loss) from operations ...............      (1.05)          2.27           1.64           3.25          1.92
                                                       --------       --------       --------       --------       -------
Accumulation unit value, end of year ...............   $  21.77       $  22.82       $  20.55       $  18.91       $ 15.66
                                                       ========       ========       ========       ========       =======
Total return .......................................      (4.62)%        11.07 %         8.66 %        20.77 %       13.97 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........   $ 98,466       $106,665      $  98,926      $  80,753      $ 55,900
 Ratio of net investment income (loss) to average
  net assets .......................................       7.43 %         7.93 %         3.67 %         8.89 %        5.76 %


                                                                        WRL VKAM EMERGING GROWTH SUBACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                          2000           1999           1998           1997           1996
                                                     -------------- -------------- -------------- -------------- -------------
Accumulation unit value, beginning of year .........    $  64.99       $  31.96       $  23.48       $  19.51      $  16.56
                                                        --------       --------       --------       --------      --------
 Income from operations:
  Net investment income (loss) .....................       16.83           9.32           0.91           2.20          0.82
  Net realized and unrealized gain (loss) on
   investment ......................................      (25.08)         23.71           7.57           1.77          2.13
                                                        --------       --------       --------       --------      --------
   Net income (loss) from operations ...............       (8.25)         33.03           8.48           3.97          2.95
                                                        --------       --------       --------       --------      --------
Accumulation unit value, end of year ...............    $  56.74       $  64.99       $  31.96       $  23.48      $  19.51
                                                        ========       ========       ========       ========      ========
Total return .......................................      (12.70)%       103.33 %        36.11 %        20.37 %       17.82 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $580,202      $ 608,130      $ 262,665      $ 164,702     $ 107,925
 Ratio of net investment income (loss) to average
  net assets .......................................       23.62 %        23.19 %         3.44 %        10.18 %        4.51 %


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED




                                                                      WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
                                                     ------------------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                     ------------------------------------------------------------------------
                                                          2000           1999           1998           1997          1996
                                                     -------------- -------------- -------------- ------------- -------------
Accumulation unit value, beginning of year .........    $  44.67       $  26.67       $  18.10       $ 14.70       $ 13.43
                                                        --------       --------       --------       -------       -------
 Income from operations:
  Net investment income (loss) .....................        4.76           4.90           1.33          1.75          0.36
  Net realized and unrealized gain (loss) on
   investment ......................................      (19.03)         13.10           7.24          1.65          0.91
                                                        --------       --------       --------       -------       -------
   Net income (loss) from operations ...............      (14.27)         18.00           8.57          3.40          1.27
                                                        --------       --------       --------       -------       -------
Accumulation unit value, end of year ...............    $  30.40       $  44.67       $  26.67       $ 18.10       $ 14.70
                                                        ========       ========       ========       =======       =======
Total return .......................................      (31.94)%        67.52 %        47.36 %       23.14 %        9.46 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $280,172      $ 354,178      $ 177,857      $ 94,652      $ 54,408
 Ratio of net investment income (loss) to average
  net assets .......................................       11.65 %        15.54 %         6.20 %       10.26 %        2.65 %


                                                                           WRL AEGON BALANCED SUBACCOUNT
                                                     -------------------------------------------------------------------------
                                                                                   DECEMBER 31,
                                                     -------------------------------------------------------------------------
                                                           2000           1999           1998           1997          1996
                                                     --------------- -------------- -------------- ------------- -------------
Accumulation unit value, beginning of year .........    $   15.33       $  15.02       $  14.17       $ 12.21       $ 11.13
                                                        ---------       --------       --------       -------       -------
 Income from operations:
  Net investment income (loss) .....................         0.17           0.19           0.25          1.55          0.36
  Net realized and unrealized gain (loss) on
   investment ......................................         0.58           0.12           0.60          0.41          0.72
                                                        ---------       --------       --------       -------       -------
   Net income (loss) from operations ...............         0.75           0.31           0.85          1.96          1.08
                                                        ---------       --------       --------       -------       -------
Accumulation unit value, end of year ...............    $   16.08       $  15.33       $  15.02       $ 14.17       $ 12.21
                                                        =========       ========       ========       =======       =======
Total return .......................................         4.88 %         2.11 %         5.98 %       16.06 %        9.73 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $  20,952      $  18,183      $  14,864      $ 10,716      $  6,418
 Ratio of net investment income (loss) to average
  net assets .......................................         1.10 %         1.26 %         1.76 %       11.62 %        3.18 %



See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED




                                                                   WRL FEDERATED GROWTH & INCOME SUBACCOUNT
                                                     ---------------------------------------------------------------------
                                                                                 DECEMBER 31,
                                                     ---------------------------------------------------------------------
                                                          2000          1999          1998          1997          1996
                                                     ------------- ------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........    $ 15.57       $ 16.44       $ 16.09       $ 13.03       $ 11.77
                                                        -------       -------       -------       -------       -------
 Income from operations:
  Net investment income (loss) .....................       0.85          1.05          0.77          2.61          0.76
  Net realized and unrealized gain (loss) on
   investment ......................................       3.51         (1.92)        (0.42)         0.45          0.50
                                                        -------       -------       -------       -------       -------
   Net income (loss) from operations ...............       4.36         (0.87)         0.35          3.06          1.26
                                                        -------       -------       -------       -------       -------
Accumulation unit value, end of year ...............    $ 19.93       $ 15.57       $ 16.44       $ 16.09       $ 13.03
                                                        =======       =======       =======       =======       =======
Total return .......................................      28.01 %       (5.31)%        2.13 %       23.54 %       10.64 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $26,883      $ 17,389      $ 16,047      $  9,063      $  5,501
 Ratio of net investment income (loss) to average
  net assets .......................................       5.00 %        6.51 %        4.83 %       18.50 %        6.38 %


                                                                     WRL DEAN ASSET ALLOCATION SUBACCOUNT
                                                     ---------------------------------------------------------------------
                                                                                 DECEMBER 31,
                                                     ---------------------------------------------------------------------
                                                          2000          1999          1998          1997          1996
                                                     ------------- ------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........    $ 15.66       $ 16.74       $ 15.60       $ 13.50       $ 11.90
                                                        -------       -------       -------       -------       -------
 Income from operations:
  Net investment income (loss) .....................       1.20          0.41          1.58          1.20          0.53
  Net realized and unrealized gain (loss) on
   investment ......................................       1.33         (1.49)        (0.44)         0.90          1.07
                                                        -------       -------       -------       -------       -------
   Net income (loss) from operations ...............       2.53         (1.08)         1.14          2.10          1.60
                                                        -------       -------       -------       -------       -------
Accumulation unit value, end of year ...............    $ 18.19       $ 15.66       $ 16.74       $ 15.60       $ 13.50
                                                        =======       =======       =======       =======       =======
Total return .......................................      16.16 %       (6.48)%        7.36 %       15.55 %       13.40 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........    $34,213      $ 33,317      $ 39,904      $ 29,123      $ 17,946
 Ratio of net investment income (loss) to average
  net assets .......................................       7.33 %        2.50 %        9.69 %        8.14 %        4.35 %


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED




                                                                        WRL C.A.S.E. GROWTH SUBACCOUNT
                                                     ---------------------------------------------------------------------
                                                                                 DECEMBER 31,
                                                     ---------------------------------------------------------------------
                                                          2000          1999          1998          1997        1996(1)
                                                     ------------- ------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........   $  16.60       $ 12.51       $ 12.32       $ 10.81      $  10.00
                                                       --------       -------       -------       -------      --------
 Income from operations:
  Net investment income (loss) .....................       2.56          1.52          1.24          1.51          0.37
  Net realized and unrealized gain (loss) on
   investment ......................................      (6.12)         2.57         (1.05)         0.00          0.44
                                                       --------       -------       -------       -------      --------
   Net income (loss) from operations ...............      (3.56)         4.09          0.19          1.51          0.81
                                                       --------       -------       -------       -------      --------
Accumulation unit value, end of year ...............   $  13.04       $ 16.60       $ 12.51       $ 12.32      $  10.81
                                                       ========       =======       =======       =======      ========
Total return .......................................     (21.42)%       32.65 %        1.56 %       14.00 %        8.09 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........   $ 22,344       $27,509      $ 17,730      $ 11,946     $  4,466
 Ratio of net investment income (loss) to average
  net assets .......................................      16.28 %       10.16 %       10.21 %       12.65 %        6.11 %


                                                                        WRL NWQ VALUE EQUITY SUBACCOUNT
                                                     ----------------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                          2000           1999          1998          1997        1996(1)
                                                     -------------- ------------- ------------- ------------- -------------
Accumulation unit value, beginning of year .........   $   14.08       $ 13.16       $ 13.94       $ 11.25      $  10.00
                                                       ---------       -------       -------       -------      --------
 Income from operations:
  Net investment income (loss) .....................        0.23          0.20          0.95          0.14          0.05
  Net realized and unrealized gain (loss) on
   investment ......................................        1.76          0.72         (1.73)         2.55          1.20
                                                       ---------       -------       -------       -------      --------
   Net income (loss) from operations ...............        1.99          0.92         (0.78)         2.69          1.25
                                                       ---------       -------       -------       -------      --------
Accumulation unit value, end of year ...............   $   16.07       $ 14.08       $ 13.16       $ 13.94      $  11.25
                                                       =========       =======       =======       =======      ========
Total return .......................................       14.17 %        6.98 %       (5.63)%       23.93 %       12.51 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........   $  28,888       $26,678      $ 26,083      $ 26,714     $  8,887
 Ratio of net investment income (loss) to average
  net assets .......................................        1.58 %        1.42 %        6.84 %        1.05 %        0.77 %



See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED




                                                                 WRL GE INTERNATIONAL EQUITY SUBACCOUNT
                                                       -----------------------------------------------------------
                                                                              DECEMBER 31,
                                                       -----------------------------------------------------------
                                                            2000            1999           1998          1997(1)
                                                       -------------   -------------   ------------   ------------
Accumulation unit value, beginning of year .........     $  14.76        $  11.92        $ 10.65        $ 10.00
                                                         --------        --------        -------        -------
 Income from operations:
  Net investment income (loss) .....................         2.00            0.62          (0.09)         (0.03)
  Net realized and unrealized gain (loss) on
   investment ......................................        (4.33)           2.22           1.36           0.68
                                                         --------        --------        -------        -------
   Net income (loss) from operations ...............        (2.33)           2.84           1.27           0.65
                                                         --------        --------        -------        -------
Accumulation unit value, end of year ...............     $  12.43        $  14.76        $ 11.92        $ 10.65
                                                         ========        ========        =======        =======
Total return .......................................       (15.75)%         23.84 %        11.84 %         6.54 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........     $  7,944        $  7,013        $ 5,827        $  2,289
 Ratio of net investment income (loss) to average
  net assets .......................................        14.54 %          5.09 %        (0.81)%        (0.28)%


                                                                       WRL GE U.S. EQUITY SUBACCOUNT
                                                       -------------------------------------------------------------
                                                                               DECEMBER 31,
                                                       -------------------------------------------------------------
                                                            2000            1999            1998          1997(1)
                                                       -------------   -------------   -------------   -------------
Accumulation unit value, beginning of year .........     $  17.99         $ 15.33         $ 12.59        $  10.00
                                                         --------         -------         -------        --------
 Income from operations:
  Net investment income (loss) .....................         0.68            1.38            0.73            0.99
  Net realized and unrealized gain (loss) on
   investment ......................................        (0.98)           1.28            2.01            1.60
                                                         --------         -------         -------        --------
   Net income (loss) from operations ...............        (0.30)           2.66            2.74            2.59
                                                         --------         -------         -------        --------
Accumulation unit value, end of year ...............     $  17.69         $ 17.99         $ 15.33        $  12.59
                                                         ========         =======         =======        ========
Total return .......................................        (1.67)%         17.35 %         21.78 %         25.89 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........     $ 29,771         $26,416        $ 14,084       $  3,258
 Ratio of net investment income (loss) to average
  net assets .......................................         3.81 %          8.27 %          5.30 %          8.28 %


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                           WRL
                                                                       THIRD AVENUE
                                                                          VALUE
                                                                        SUBACCOUNT
                                                       --------------------------------------------
                                                                       DECEMBER 31,
                                                       --------------------------------------------
                                                            2000            1999          1998(1)
                                                       -------------   -------------   ------------
Accumulation unit value, beginning of year .........      $ 10.59        $   9.23        $ 10.00
                                                          -------        --------        -------
 Income from operations:
  Net investment income (loss) .....................         0.60            0.19          (0.05)
  Net realized and unrealized gain (loss) on
   investment ......................................         3.03            1.17          (0.72)
                                                          -------        --------        -------
   Net income (loss) from operations ...............         3.63            1.36          (0.77)
                                                          -------        --------        -------
Accumulation unit value, end of year ...............      $ 14.22        $  10.59        $  9.23
                                                          =======        ========        =======
Total return .......................................        34.26 %         14.68 %        (7.67)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........      $16,735        $  3,411        $ 2,807
 Ratio of net investment income (loss) to average
  net assets .......................................         4.53 %          1.98 %        (0.52)%


                                                                           WRL
                                                                       J.P. MORGAN
                                                                  REAL ESTATE SECURITIES
                                                                        SUBACCOUNT
                                                       --------------------------------------------
                                                                       DECEMBER 31,
                                                       --------------------------------------------
                                                            2000           1999          1998(1)
                                                       -------------   ------------   -------------
Accumulation unit value, beginning of year .........     $   8.06        $  8.46        $  10.00
                                                         --------        -------        --------
 Income from operations:
  Net investment income (loss) .....................         0.10           0.07           (0.05)
  Net realized and unrealized gain (loss) on
   investment ......................................         2.20          (0.47)          (1.49)
                                                         --------        -------        --------
   Net income (loss) from operations ...............         2.30          (0.40)          (1.54)
                                                         --------        -------        --------
Accumulation unit value, end of year ...............     $  10.36        $  8.06        $   8.46
                                                         ========        =======        ========
Total return .......................................        28.46 %        (4.63)%        (15.44)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........     $  2,476        $   627        $    709
 Ratio of net investment income (loss) to average
  net assets .......................................         1.07 %         0.95 %         (0.90)%



See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                 WRL                       WRL
                                                            GOLDMAN SACHS             GOLDMAN SACHS
                                                               GROWTH                   SMALL CAP
                                                             SUBACCOUNT                 SUBACCOUNT
                                                      ------------------------- --------------------------
                                                            DECEMBER 31,               DECEMBER 31,
                                                      ------------------------- --------------------------
                                                          2000        1999(1)       2000        1999(1)
                                                      ------------ ------------ ------------ -------------
Accumulation unit value, beginning of year ..........   $ 11.29      $ 10.00      $ 10.92      $  10.00
                                                        -------      -------      -------      --------
 Income from operations:
  Net investment income (loss) ......................      0.06        (0.05)        0.22          0.76
  Net realized and unrealized gain (loss) on
   investment .......................................     (1.06)        1.34        (0.34)         0.16
                                                        -------      -------      -------      --------
   Net income (loss) from operations ................     (1.00)        1.29        (0.12)         0.92
                                                        -------      -------      -------      --------
Accumulation unit value, end of year ................   $ 10.29      $ 11.29      $ 10.80      $  10.92
                                                        =======      =======      =======      ========
Total return ........................................     (8.84)%      12.91 %      (1.15)%        9.23 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...........   $ 1,627      $   977      $   862      $    344
 Ratio of net investment income (loss) to average
  net assets ........................................      0.59 %      (0.90)%       2.00 %       15.66 %



                                                                  WRL
                                                             T. ROWE PRICE
                                                            DIVIDEND GROWTH
                                                              SUBACCOUNT
                                                      ---------------------------
                                                             DECEMBER 31,
                                                      ---------------------------
                                                           2000         1999(1)
                                                      -------------- ------------
Accumulation unit value, beginning of year ..........   $     9.16     $ 10.00
                                                        ----------     -------
 Income from operations:
  Net investment income (loss) ......................        (0.04)      (0.04)
  Net realized and unrealized gain (loss) on
   investment .......................................         0.86       (0.80)
                                                        ----------     -------
   Net income (loss) from operations ................         0.82       (0.84)
                                                        ----------     -------
Accumulation unit value, end of year ................   $     9.98     $  9.16
                                                        ==========     =======
Total return ........................................         8.89 %     (8.37)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ...........   $      985     $   501
 Ratio of net investment income (loss) to average
  net assets ........................................        (0.42)%     (0.90)%


                                                             WRL                         WRL
                                                        T. ROWE PRICE                  SALOMON
                                                          SMALL CAP                    ALL CAP
                                                          SUBACCOUNT                 SUBACCOUNT
                                                  -------------------------- ---------------------------
                                                         DECEMBER 31,               DECEMBER 31,
                                                  -------------------------- ---------------------------
                                                      2000        1999(1)         2000        1999(1)
                                                  ------------ ------------- ------------- -------------
Accumulation unit value, beginning of year ......   $ 12.31      $  10.00      $  10.70      $  10.00
                                                    -------      --------      --------      --------
 Income from operations:
  Net investment income (loss) ..................      0.04          0.41          0.23          0.40
  Net realized and unrealized gain (loss) on
   investment ...................................     (1.18)         1.90          1.62          0.30
                                                    -------      --------      --------      --------
   Net income (loss) from operations ............     (1.14)         2.31          1.85          0.70
                                                    -------      --------      --------      --------
Accumulation unit value, end of year ............   $ 11.17      $  12.31      $  12.55      $  10.70
                                                    =======      ========      ========      ========
Total return ....................................     (9.27)%       23.09 %       17.24 %        7.02 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) .......   $ 2,568      $    925      $  8,072      $    383
 Ratio of net investment income (loss) to average
  net assets ....................................      0.29 %        8.13 %        1.91 %        8.07 %



                                                              WRL
                                                        PILGRIM BAXTER
                                                        MID CAP GROWTH
                                                          SUBACCOUNT
                                                  ---------------------------
                                                          DECEMBER 31
                                                  ---------------------------
                                                       2000        1999(1)
                                                  ------------- -------------
Accumulation unit value, beginning of year ......   $   15.98     $  10.00
                                                    ---------     --------
 Income from operations:
  Net investment income (loss) ..................        0.04         0.04
  Net realized and unrealized gain (loss) on
   investment ...................................       (2.46)        5.94
                                                    ---------     --------
   Net income (loss) from operations ............       (2.42)        5.98
                                                    ---------     --------
Accumulation unit value, end of year ............   $   13.56     $  15.98
                                                    =========     ========
Total return ....................................      (15.16)%      59.78 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) .......      39,702     $  5,065
 Ratio of net investment income (loss) to average
  net assets ....................................        0.25 %       0.62 %

See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                    WRL                        WRL                   WRL
                                                                  DREYFUS                   VALUE LINE        GREAT COMPANIES -
                                                                  MID CAP               AGGRESSIVE GROWTH         AMERICA(SM)
                                                                SUBACCOUNT                  SUBACCOUNT           SUBACCOUNT
                                                       -----------------------------   -------------------   ------------------
                                                               DECEMBER 31,                DECEMBER 31,         DECEMBER 31,
                                                       -----------------------------   -------------------   ------------------
                                                            2000           1999(1)           2000(1)               2000(1)
                                                       --------------   ------------   -------------------   ------------------
Accumulation unit value, beginning of year .........     $   10.14        $ 10.00           $  10.00              $ 10.00
                                                         ---------        -------           --------              -------
 Income from operations:
  Net investment income (loss) .....................          0.23          (0.04)             (0.06)               (0.06)
  Net realized and unrealized gain (loss) on
   investment ......................................          0.98           0.18              (0.96)                1.37
                                                         ---------        -------           --------              -------
   Net income (loss) from operations ...............          1.21           0.14              (1.02)                1.31
                                                         ---------        -------           --------              -------
Accumulation unit value, end of year ...............     $   11.35        $ 10.14           $   8.98              $ 11.31
                                                         =========        =======           ========              =======
Total return .......................................         11.91 %         1.44 %           (10.24)%              13.12 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........     $   1,811        $   337           $  1,067              $ 8,491
 Ratio of net investment income (loss) to average
  net assets .......................................          2.02 %        (0.90)%            (0.90)%              (0.90)%


                                                             WRL                   WRL                 WRL
                                                      GREAT COMPANIES -     GREAT COMPANIES -        GABELLI
                                                         TECHNOLOGY(SM)         GLOBAL(2)        GLOBAL GROWTH
                                                          SUBACCOUNT            SUBACCOUNT         SUBACCOUNT
                                                     -------------------   -------------------   --------------
                                                         DECEMBER 31,          DECEMBER 31,       DECEMBER 31,
                                                     -------------------   -------------------   --------------
                                                           2000(1)               2000(1)             2000(1)
                                                     -------------------   -------------------   --------------
Accumulation unit value, beginning of year .........      $  10.00              $  10.00            $ 10.00
                                                          --------              --------            -------
 Income from operations:
  Net investment income (loss) .....................         (0.05)                (0.03)             (0.03)
  Net realized and unrealized gain (loss) on
   investment ......................................         (3.25)                (1.45)             (0.90)
                                                          --------              --------            -------
   Net income (loss) from operations ...............         (3.30)                (1.48)             (0.93)
                                                          --------              --------            -------
Accumulation unit value, end of year ...............      $   6.70              $   8.52            $  9.07
                                                          ========              ========            =======
Total return .......................................        (33.01)%              (14.84)%            (9.27)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........      $  2,788              $    494            $   971
 Ratio of net investment income (loss) to average
  net assets .......................................         (0.90)%               (0.90)%            (0.90)%



See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED



                                                          FIDELITY VIP III       FIDELITY VIP II     FIDELITY VIP
                                                        GROWTH OPPORTUNITIES      CONTRAFUND(R)      EQUITY-INCOME
                                                             SUBACCOUNT             SUBACCOUNT        SUBACCOUNT
                                                       ----------------------   -----------------   --------------
                                                            DECEMBER 31,           DECEMBER 31,      DECEMBER 31,
                                                       ----------------------   -----------------   --------------
                                                               2000(1)               2000(1)            2000(1)
                                                       ----------------------   -----------------   --------------
Accumulation unit value, beginning of year .........          $  10.00               $ 10.00           $ 10.00
                                                              --------               -------           -------
 Income from operations:
  Net investment income (loss) .....................             (0.06)                (0.06)            (0.06)
  Net realized and unrealized gain (loss) on
   investment ......................................             (1.38)                (0.56)             1.05
                                                              --------               -------           -------
   Net income (loss) from operations ...............             (1.44)                (0.62)             0.99
                                                              --------               -------           -------
Accumulation unit value, end of year ...............          $   8.56               $  9.38           $ 10.99
                                                              ========               =======           =======
Total return .......................................            (14.36)%               (6.16)%            9.91 %
Ratios and supplemental data:
 Net assets at end of year (in thousands) ..........          $    562               $ 1,030           $   307
 Ratio of net investment income (loss) to average
  net assets .......................................             (0.90)%               (0.90)%           (0.90)%


See Notes to to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 2000


NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL", or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account contains thirty-one investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the "Portfolio") of a fund, which collectively is referred to as the "Fund". WRL Series Life Account contains four funds (collectively referred to as the "Funds"). Each fund is a registered management investment company under the Investment Company Act of 1940, as amended.

SUBACCOUNT INVESTMENT BY FUND:
------------------------------

       WRL SERIES FUND, INC.
       WRL J.P. Morgan Money Market
       WRL AEGON Bond
       WRL Janus Growth
       WRL Janus Global
       WRL LKCM Strategic Total Return
       WRL VKAM Emerging Growth
       WRL Alger Aggressive Growth
       WRL AEGON Balanced
       WRL Federated Growth & Income
       WRL Dean Asset Allocation
       WRL C.A.S.E. Growth
       WRL NWQ Value Equity
       WRL GE International Equity
        (formerly WRL GE/Scottish Equitable
          International Equity)
       WRL GE U.S. Equity
       WRL Third Avenue Value
       WRL J.P. Morgan Real Estate Securities
       WRL Goldman Sachs Growth
       WRL Goldman Sachs Small Cap
       WRL T. Rowe Price Dividend Growth
       WRL T. Rowe Price Small Cap
       WRL Salomon All Cap
       WRL Pilgrim Baxter Mid Cap Growth
       WRL Dreyfus Mid Cap
       WRL Value Line Aggressive Growth
       WRL Great Companies - America(SM)

WRL SERIES FUND, INC. (CONTINUED)

    WRL Great Companies - Technology(SM)
       WRL Great Companies - Global(2)
       WRL Gabelli Global Growth

VARIABLE INSURANCE PRODUCTS FUND III (VIP III)

    Fidelity VIP III Growth Opportunities Portfolio - Service Class 2 (Referred to as "Fidelity VIP III Growth Opportunities")

VARIABLE INSURANCE PRODUCTS FUND II (VIP II)

    Fidelity VIP II Contrafund(R) Portfolio - Service Class 2 (Referred to as
       "Fidelity VIP II Contrafund(R)")

VARIABLE INSURANCE PRODUCTS FUND (VIP)

    Fidelity VIP Equity-Income Portfolio - Service Class 2 (Referred to as
       "Fidelity VIP Equity-Income")

The WRL Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. WRL Management is a wholly-owned subsidiary of WRL.


Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of WRL. Each Sub-Adviser is compensated directly by WRL Management. The other three Funds have each entered into a participation agreement for their respective Portfolio among the Fund, its adviser, and WRL.


Each period reported on within the Annual Report reflects a full twelve-month period, except as follows:


SUBACCOUNT                                  INCEPTION DATE
----------------------------------------   ---------------
WRL C.A.S.E. Growth                            05/01/1996
WRL NWQ Value Equity                           05/01/1996
WRL GE International Equity
 (formerly WRL GE/Scottish Equitable
  International Equity)                        01/02/1997
WRL GE U.S. Equity                             01/02/1997
WRL Third Avenue Value                         01/02/1998
WRL J.P. Morgan Real Estate Securities         05/01/1998
WRL Goldman Sachs Growth                       07/01/1999
WRL Goldman Sachs Small Cap                    07/01/1999
WRL T. Rowe Price Dividend Growth              07/01/1999
WRL T. Rowe Price Small Cap                    07/01/1999

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2000


NOTE 1 -- (CONTINUED)

SUBACCOUNT (CONTINUED)                     INCEPTION DATE
---------------------------------------   ---------------
WRL Salomon All Cap                           07/01/1999
WRL Pilgrim Baxter Mid Cap Growth             07/01/1999
WRL Dreyfus Mid Cap                           07/01/1999
WRL Value Line Aggressive Growth              05/01/2000
WRL Great Companies - America(SM)             05/01/2000
WRL Great Companies - Technology(SM)          05/01/2000
WRL Great Companies - Global2                 09/01/2000
WRL Gabelli Global Growth                     09/01/2000
Fidelity VIP III Growth Opportunities         05/01/2000
Fidelity VIP II Contrafund(R)                 05/01/2000
Fidelity VIP Equity-Income                    05/01/2000

Effective September 1, 2000, the WRL Janus Global subaccount is not available for investment to new policy owners. The subaccount remains open to the policy owners who purchased the Policy before September 1, 2000.


On May 1, 2000 and September 1, 2000, WRL made initial contributions totaling $ 675,000 and $ 50,000 to the Life Account. The respective amounts of the contributions and units received are as follows:


SUBACCOUNT                                 CONTRIBUTION     UNITS
---------------------------------------   --------------   -------
MAY 1, 2000:
WRL Value Line Aggressive Growth          $ 200,000        20,000
WRL Great Companies - America(SM)           200,000        20,000
WRL Great Companies - Technology(SM)        200,000        20,000
Fidelity VIP III Growth Opportunities        25,000        2,500
Fidelity VIP II Contrafund(R)                25,000        2,500
Fidelity VIP Equity-Income                   25,000        2,500
SEPTEMBER 1, 2000:
WRL Great Companies - Global2                25,000        2,500
WRL Gabelli Global Growth                    25,000        2,500

The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.


The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

Investments in the Funds' shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.


B. FEDERAL INCOME TAXES

The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.


NOTE 2 -- CHARGES AND DEDUCTIONS


Charges are assessed by WRL in connection with the issuance and administration of the Policies.


A. POLICY CHARGES

Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.


Under all forms of the Policy, monthly charges against Policy cash values are made to compensate WRL for costs of insurance provided.


B. LIFE ACCOUNT CHARGES

A daily charge equal to an annual rate of .90 % of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks for administrative services in

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2000


connection with issuance and administration of the Policies. This charge (not assessed at the individual policy level) effectively reduces the value of a unit outstanding during the year.


NOTE 3 -- DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit value or equity values within the Life Account.


NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions for the period ended December 31, 2000 are as follows (in thousands):




                                           PURCHASES              PROCEEDS
                                              OF                 FROM SALES
SUBACCOUNT                                SECURITIES           OF SECURITIES
----------------------------------   --------------------   -------------------
WRL J.P. Morgan Money Market              $   638,618       $ 636,655
WRL AEGON Bond                                  4,135           6,597
WRL Janus Growth                              243,926          80,714
WRL Janus Global                              163,941          13,299
WRL LKCM Strategic Total Return                13,451           9,338
WRL VKAM Emerging Growth                      816,363         582,058
WRL Alger Aggressive Growth                   106,886          11,655
WRL AEGON Balanced                              3,704           1,678
WRL Federated Growth & Income                  10,936           5,680
WRL Dean Asset Allocation                       5,321           6,820
WRL C.A.S.E. Growth                            11,454           6,201
WRL NWQ Value Equity                            5,542           6,294
WRL GE International Equity                     5,524           2,162


                                           PURCHASES              PROCEEDS
                                              OF                 FROM SALES
SUBACCOUNT                                SECURITIES           OF SECURITIES
----------------------------------   --------------------   -------------------
WRL GE U.S. Equity                        $     9,487       $   4,466
WRL Third Avenue Value                         14,811           3,442
WRL J.P. Morgan Real Estate
  Securities                                    7,113           5,626
WRL Goldman Sachs Growth                        1,393             609
WRL Goldman Sachs Small Cap                       736             224
WRL T. Rowe Price Dividend
  Growth                                        1,002             595
WRL T. Rowe Price Small Cap                     2,912             883
WRL Salomon All Cap                             8,645           1,108
WRL Pilgrim Baxter Mid Cap
  Growth                                       56,247           4,861
WRL Dreyfus Mid Cap                             2,964           1,516
WRL Value Line Aggressive Growth                1,336              84
WRL Great Companies -
  America(SM)                                   8,220             449
WRL Great Companies -
  Technology(SM)                                4,615             394
WRL Great Companies - Global(2)                   515               9
WRL Gabelli Global Growth                       1,003               9
Fidelity VIP III Growth
  Opportunities                                   695              60
Fidelity VIP II Contrafund(R)                   1,152              74
Fidelity VIP Equity-Income                        394             104

NOTE 5 -- FINANCIAL HIGHLIGHTS


Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year.

                        Report of Independent Auditors




The Board of Directors
Western Reserve Life Assurance Co. of Ohio


We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2000. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" included in the statutory-basis balance sheet of the Company as of December 31, 1999. The Separate Account balance sheets as of December 31, 1999 were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts as of December 31, 1999, is based solely on the report of the other auditors.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.


As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.


In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2000 and 1999, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2000.



0006-0069641

However, in our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2000 and 1999, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.


[GRAPHIC OMITTED]



Des Moines, Iowa
February 15, 2001


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                       Balance Sheets -- Statutory Basis
               (Dollars in thousands, except per share amounts)





                                                               DECEMBER 31
                                                           2000            1999
                                                      -------------   -------------
ADMITTED ASSETS
Cash and invested assets:
 Cash and short-term investments                      $    25,465     $    23,932
 Bonds                                                     92,652         119,731
 Common stocks:
  Affiliated entities (cost: 2000 and 1999 -- $243)         4,164           2,156
  Other (cost: 2000 and 1999 -- $302)                         352             358
 Mortgage loans on real estate                             14,041           9,698
  Home office properties                                   33,571          34,066
  Investment properties                                    10,808          11,078
  Policy loans                                            284,335         182,975
  Other invested assets                                    10,091              --
                                                      -----------     -----------
Total cash and invested assets                            475,479         383,994
Federal income taxes recoverable                           22,547              --
Premiums deferred and uncollected                             908             785
Accrued investment income                                   1,475           1,638
Transfers from separate accounts due or accrued           480,404         463,721
Cash surrender value of life insurance policies            49,787          47,518
Other assets                                                5,905           6,614
Separate account assets                                10,190,653      11,587,982
                                                      -----------     -----------
Total admitted assets                                 $11,227,158     $12,492,252
                                                      ===========     ===========



SEE ACCOMPANYING NOTES.


0006-0069641

                                                           DECEMBER 31
                                                       2000            1999
                                                  -------------   -------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life                                            $   400,695     $   302,138
  Annuity                                             259,199         268,864
 Policy and contract claim reserves                    13,474           9,269
 Other policyholders' funds                            39,118          38,633
 Remittances and items not allocated                   21,192          20,686
 Federal income taxes payable                              --           5,873
 Asset valuation reserve                                4,726           3,809
 Interest maintenance reserve                           5,934           7,866
 Short-term note payable to affiliate                  71,400          17,100
 Payable to affiliate                                  17,406             964
 Other liabilities                                     62,528          49,478
 Separate account liabilities                      10,185,342      11,582,656
                                                  -----------     -----------
Total liabilities                                  11,081,014      12,307,336
Capital and surplus:
 Common stock, $1.00 par value, 3,000,000 shares
   authorized and 2,500,000 shares issued and
   outstanding                                          2,500           2,500
 Paid-in surplus                                      120,107         120,107
 Unassigned surplus                                    23,537          62,309
                                                  -----------     -----------
Total capital and surplus                             146,144         184,916
                                                  -----------     -----------
Total liabilities and capital and surplus         $11,227,158     $12,492,252
                                                  ===========     ===========



SEE ACCOMPANYING NOTES.




0006-0069641

                  Western Reserve Life Assurance Co. of Ohio


                  Statements of Operations -- Statutory Basis
                            (Dollars in thousands)




                                                                          YEAR ENDED DECEMBER 31
                                                                    2000            1999            1998
                                                               -------------   -------------   -------------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life                                                          $  741,937      $  584,729      $  476,053
  Annuity                                                        1,554,430       1,104,525         794,841
 Net investment income                                              47,867          39,589          36,315
 Amortization of interest maintenance reserve                        1,656           1,751             744
 Commissions and expense allowances on reinsurance ceded             1,648           4,178          15,333
 Income from fees associated with investment
   management, administration and contract guarantees for
   separate accounts                                               149,086         104,775          72,817
 Other income                                                       58,531          44,366          67,751
                                                                ----------      ----------      ----------
                                                                 2,555,155       1,883,913       1,463,854
Benefits and expenses:
 Benefits paid or provided for:
  Life                                                              58,813          35,591          42,982
  Surrender benefits                                               888,060         689,535         551,528
  Other benefits                                                    47,855          32,201          31,280
 Increase (decrease) in aggregate reserves for policies
   and contracts:
   Life                                                             98,557          70,542          42,940
   Annuity                                                          (9,665)          3,446         (30,872)
   Other                                                                67            (121)         32,178
                                                                ----------      ----------      ----------
                                                                 1,083,687         831,194         670,036
Insurance expenses:
 Commissions                                                       316,337         246,334         205,939
 General insurance expenses                                        120,798         112,536         102,611
 Taxes, licenses and fees                                           23,193          19,019          15,545
 Net transfers to separate accounts                              1,068,213         625,598         475,435
 Other expenses                                                         36              --              59
                                                                ----------      ----------      ----------
                                                                 1,528,577       1,003,487         799,589
                                                                ----------      ----------      ----------
                                                                 2,612,264       1,834,681       1,469,625
                                                                ----------      ----------      ----------
Gain (loss) from operations before federal income tax
 expense (benefit) and net realized capital gains (losses)
 on investments                                                    (57,109)         49,232          (5,771)
Federal income tax expense (benefit)                               (17,470)         11,816            (347)
                                                                ----------      ----------      ----------
Gain (loss) from operations before net realized capital gains
 (losses) on investments                                           (39,639)         37,416          (5,424)
Net realized capital gains (losses) on investments (net of
 related federal income taxes and amounts transferred to
 interest maintenance reserve)                                        (856)           (716)          1,494
                                                                ----------      ----------      ----------
Net income (loss)                                               $  (40,495)     $   36,700      $   (3,930)
                                                                ==========      ==========      ==========



SEE ACCOMPANYING NOTES.


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio


        Statements of Changes in Capital and Surplus -- Statutory Basis
                            (Dollars in thousands)






                                                                                       TOTAL
                                            COMMON      PAID-IN      UNASSIGNED     CAPITAL AND
                                             STOCK      SURPLUS        SURPLUS        SURPLUS
                                           --------   -----------   ------------   ------------
Balance at January 1, 1998                  $1,500     $ 88,015      $  25,348      $ 114,863
 Net loss                                       --           --         (3,930)        (3,930)
 Change in net unrealized capital gains         --           --            248            248
 Change in non-admitted assets                  --           --         (1,815)        (1,815)
 Change in asset valuation reserve              --           --           (412)          (412)
 Change in surplus in separate accounts         --           --           (341)          (341)
 Change in reserve valuation                    --           --         (2,132)        (2,132)
 Capital contribution                           --       32,092             --         32,092
 Settlement of prior period tax returns         --           --            353            353
 Tax benefits on stock options exercised        --           --          4,654          4,654
                                            ------     --------      ---------      ---------
Balance at December 31, 1998                 1,500      120,107         21,973        143,580
 Net income                                     --           --         36,700         36,700
 Change in net unrealized capital gains         --           --          1,421          1,421
 Change in non-admitted assets                  --           --            703            703
 Change in asset valuation reserve              --           --           (961)          (961)
 Change in surplus in separate accounts         --           --            451            451
 Transfer from unassigned surplus to
   common stock (stock dividend)             1,000           --         (1,000)            --
 Settlement of prior period tax returns         --           --          1,000          1,000
 Tax benefits on stock options exercised        --           --          2,022          2,022
                                            ------     --------      ---------      ---------
Balance at December 31, 1999                 2,500      120,107         62,309        184,916
 Net loss                                       --           --        (40,495)       (40,495)
 Change in net unrealized capital gains         --           --          1,571          1,571
 Change in non-admitted assets                  --           --         (1,359)        (1,359)
 Change in asset valuation reserve              --           --           (917)          (917)
 Change in surplus in separate accounts         --           --           (314)          (314)
 Settlement of prior period tax returns         --           --             30             30
 Tax benefits on stock options exercised        --           --          2,712          2,712
                                            ------     --------      ---------      ---------
Balance at December 31, 2000                $2,500     $120,107      $  23,537      $ 146,144
                                            ======     ========      =========      =========



SEE ACCOMPANYING NOTES.


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio


                  Statements of Cash Flow -- Statutory Basis
                            (Dollars in thousands)





                                                                    YEAR ENDED DECEMBER 31
                                                              2000            1999            1998
                                                         -------------   -------------   -------------
Operating activities
Premiums and other considerations, net of reinsurance     $2,356,441      $1,738,870      $1,356,732
Net investment income                                         51,583          44,235          38,294
Life and accident and health claims                          (55,030)        (35,872)        (44,426)
Surrender benefits and other fund withdrawals               (888,060)       (689,535)       (551,528)
Other benefits to policyholders                              (43,721)        (32,642)        (31,231)
Commissions, other expenses and other taxes                 (456,874)       (382,372)       (326,080)
Net transfers to separate accounts                          (935,755)       (628,762)       (461,982)
Federal income taxes received (paid)                          (8,236)         (9,637)         11,956
Other, net                                                    16,913         (21,054)         (7,109)
                                                          ----------      ----------      ----------
Net cash provided by (used in) operating activities           37,261         (16,769)        (15,374)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
 Bonds                                                        45,079         114,177         143,449
 Mortgage loans on real estate                                   227             212             221
 Other                                                           345              18              --
                                                          ----------      ----------      ----------
                                                              45,651         114,407         143,670
Cost of investments acquired:
 Bonds                                                       (18,005)        (49,279)        (68,202)
 Common stocks                                                    --              --             (93)
 Mortgage loans on real estate                                (5,003)             (1)         (5,313)
 Real estate                                                    (108)           (286)        (26,213)
 Policy loans                                               (101,360)        (69,993)        (36,241)
 Other invested assets                                       (11,203)             --              --
 Other                                                            --            (855)           (414)
                                                          ----------      ----------      ----------
                                                            (135,679)       (120,414)       (136,476)
                                                          ----------      ----------      ----------
Net cash provided by (used in) investing activities          (90,028)         (6,007)          7,194
FINANCING ACTIVITIES
Issuance (payment) of short-term note payable to
  affiliate, net                                              54,300         (27,100)         36,000
Capital contribution                                              --              --          32,092
                                                          ----------      ----------      ----------
Net cash provided by (used in) financing activities           54,300         (27,100)         68,092
                                                          ----------      ----------      ----------
Increase (decrease) in cash and short-term investments         1,533         (49,876)         59,912
Cash and short-term investments at beginning of year          23,932          73,808          13,896
                                                          ----------      ----------      ----------
Cash and short-term investments at end of year            $   25,465      $   23,932      $   73,808
                                                          ==========      ==========      ==========



SEE ACCOMPANYING NOTES.



0006-0069641

                  Western Reserve Life Assurance Co. of Ohio


                Notes to Financial Statements -- Statutory-Basis

                             (Dollars in thousands)


                               December 31, 2000


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION


Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.


NATURE OF BUSINESS


The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.


BASIS OF PRESENTATION


The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.


The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies or over the expected gross profit stream; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e)


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to unassigned surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; (l) stock options settled in cash are recorded as an expense of the Company's indirect parent rather than charged to current operations; (m) adjustments to federal income taxes of prior years are charged or credited directly to surplus, rather than reported as a component of income tax expense in the statement of operations; and (n) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.


The National Association of Insurance Commissioners ("NAIC") has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual is effective January 1, 2001. The State of Ohio has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported as an adjustment to surplus as of January 1, 2001. Management believes the effect of these changes will not result in a significant reduction in the Company's statutory-basis capital and surplus as of adoption.


Other significant statutory accounting practices are as follows:


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

CASH AND CASH EQUIVALENTS


For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.

INVESTMENTS


Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.


Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.


During 2000, 1999 and 1998, net realized capital gains (losses) of $(276), $(67) and $1,294, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,656, $1,751 and $744 for the years ended December 31, 2000, 1999 and 1998, respectively.


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 2000, 1999 and 1998, with respect to such practices.

AGGREGATE RESERVES FOR POLICIES


Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.


Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.


The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.


Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

POLICY AND CONTRACT CLAIM RESERVES


Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

SEPARATE ACCOUNTS


Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $2,336,299, $1,675,642 and $1,240,858 in 2000, 1999 and
1998, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.


STOCK OPTION PLAN


AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.


RECLASSIFICATIONS


Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the 2000 presentation.


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000

2. FAIR VALUES OF FINANCIAL INSTRUMENTS


Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.


The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

      CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

      INVESTMENT SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

      MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

      INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

      SHORT-TERM NOTE PAYABLE TO AFFILIATE: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.


The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:



                                                                  DECEMBER 31
                                                     2000                            1999
                                         -----------------------------   -----------------------------
                                            CARRYING                        CARRYING
                                             AMOUNT        FAIR VALUE        AMOUNT        FAIR VALUE
                                         -------------   -------------   -------------   -------------
ADMITTED ASSETS
Cash and short-term investments          $   25,465      $   25,465      $   23,932      $   23,932
Bonds                                        92,652          93,766         119,731         119,076
Common stocks, other than affiliates            352             352             358             358
Mortgage loans on real estate                14,041          14,422           9,698           9,250
Policy loans                                284,335         284,335         182,975         182,975
Separate account assets                  10,190,653      10,190,653      11,587,982      11,587,982
LIABILITIES
Investment contract liabilities             298,279         291,457         301,403         294,342
Short-term note payable to affiliate         71,400          71,400          17,100          17,100
Separate account annuities                7,305,380       7,142,011       8,271,548       8,079,141



3. INVESTMENTS

The carrying amount and estimated fair value of investments in debt securities are as follows:



                                                               GROSS          GROSS       ESTIMATED
                                               CARRYING     UNREALIZED     UNREALIZED       FAIR
                                                AMOUNT         GAINS         LOSSES         VALUE
                                              ----------   ------------   ------------   ----------
DECEMBER 31, 2000
Bonds:
 United States Government and agencies         $ 4,580        $   78         $   15       $ 4,643
 State, municipal and other government           1,478            85             --         1,563
 Public utilities                               13,061            75            159        12,977
 Industrial and miscellaneous                   42,482         1,673            811        43,344
 Mortgage and other asset-backed securities     31,051           416            228        31,239
                                               -------        ------         ------       -------
Total bonds                                    $92,652        $2,327         $1,213       $93,766
                                               =======        ======         ======       =======



0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


3. INVESTMENTS--(CONTINUED)


                                                               GROSS          GROSS       ESTIMATED
                                               CARRYING     UNREALIZED     UNREALIZED       FAIR
                                                AMOUNT         GAINS         LOSSES         VALUE
                                              ----------   ------------   ------------   ----------
DECEMBER 31, 1999
Bonds:
 United States Government and agencies         $  4,755       $    4         $   66       $  4,693
 State, municipal and other government            2,185           12             --          2,197
 Public utilities                                13,134          129            368         12,895
 Industrial and miscellaneous                    52,997        1,213          1,208         53,002
 Mortgage and other asset-backed securities      46,660          480            851         46,289
                                               --------       ------         ------       --------
Total bonds                                    $119,731       $1,838         $2,493       $119,076
                                               ========       ======         ======       ========



The carrying amount and fair value of bonds at December 31, 2000 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.



                                                           ESTIMATED
                                              CARRYING       FAIR
                                               AMOUNT        VALUE
                                             ----------   ----------
Due in one year or less                       $ 3,006      $ 3,027
Due one through five years                     30,022       30,264
Due five through ten years                     21,811       22,273
Due after ten years                             6,762        6,963
                                              -------      -------
                                               61,601       62,527
Mortgage and other asset-backed securities     31,051       31,239
                                              -------      -------
                                              $92,652      $93,766
                                              =======      =======



A detail of net investment income is presented below:



                                             YEAR ENDED DECEMBER 31
                                          2000         1999         1998
                                      -----------   ----------   ----------
Interest on bonds                      $  8,540      $ 12,094     $ 17,150
Dividends on equity investments from
  subsidiaries                           26,453        18,555       13,233
Interest on mortgage loans                  776           746          499
Rental income on real estate              6,034         5,794        2,839
Interest on policy loans                 14,372         9,303        6,241
Other investment income                       1           414          540
                                       --------      --------     --------
Gross investment income                  56,176        46,906       40,502
Investment expenses                      (8,309)       (7,317)      (4,187)
                                       --------      --------     --------
Net investment income                  $ 47,867      $ 39,589     $ 36,315
                                       ========      ========     ========



0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


3. INVESTMENTS--(CONTINUED)

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:




                                      YEAR ENDED DECEMBER 31
                                 2000          1999          1998
                              ----------   -----------   -----------
Proceeds                       $45,079      $114,177      $143,449
                               =======      ========      ========
Gross realized gains           $   117      $  1,762      $  4,641
Gross realized losses              480         1,709           899
                               -------
Net realized gains (losses)    $  (363)     $     53      $  3,742
                               =======      ========      ========



At December 31, 2000, bonds with an aggregate carrying value of $4,025 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.


Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:




                                                         REALIZED
                                           ------------------------------------
                                                  YEAR ENDED DECEMBER 31
                                              2000         1999         1998
                                           ----------   ---------   -----------
Debt securities                             $   (363)    $   53      $  3,742
Other invested assets                         (1,115)        18           (18)
                                            --------     ------      --------
                                              (1,478)        71         3,724
Tax benefit (expense)                            346       (854)         (936)
Transfer to interest maintenance reserve         276         67        (1,294)
                                            --------     ------      --------
Net realized gains (losses)                 $   (856)    $ (716)     $  1,494
                                            ========     ======      ========




                                         CHANGES IN UNREALIZED
                                    -------------------------------
                                        YEAR ENDED DECEMBER 31
                                       2000        1999       1998
                                    ---------   ---------   -------
Common stocks                        $2,002      $1,426      $248
Mortgage loans                         (431)         (5)       --
                                     ------      -------     ----
Change in unrealized appreciation    $1,571      $1,421      $248
                                     ======      ======      ====



0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


3. INVESTMENTS--(CONTINUED)

Gross unrealized gains (losses) on common stocks were as follows:





                            UNREALIZED
                       ---------------------
                            DECEMBER 31
                          2000        1999
                       ---------   ---------
Unrealized gains        $4,040      $1,995
Unrealized losses          (69)        (26)
                        ------      ------
Net unrealized gains    $3,971      $1,969
                        ======      ======



During 2000, the Company issued one mortgage loan with a lending rate of 7.97%. The percentage of the loan to the value of the security at the time of origination was 69%. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.


During 2000, 1999 and 1998, no mortgage loans were foreclosed and transferred to real estate. During 2000 and 1999, the Company held a mortgage loan loss reserve in the asset valuation reserve of $0 and $110, respectively.


At December 31, 2000, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.


4. REINSURANCE


The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.



                                 YEAR ENDED DECEMBER 31
                           2000            1999            1998
                      -------------   -------------   -------------
Direct premiums        $2,385,134      $1,748,265      $1,345,752
Reinsurance assumed            --              --             461
Reinsurance ceded         (88,767)        (59,011)        (75,319)
                       ----------      ----------      ----------
Net premiums earned    $2,296,367      $1,689,254      $1,270,894
                       ==========      ==========      ==========



0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


4. REINSURANCE--(CONTINUED)

The Company received reinsurance recoveries in the amount of $8,856, $4,916 and $5,260 during 2000, 1999 and 1998, respectively. At December 31, 2000 and 1999, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $2,337 and $1,557, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2000 and 1999 of $5,128 and $3,487, respectively.


5. INCOME TAXES


For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.


Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and realized capital gains (losses) on investments for the following reasons:



                                                                   YEAR ENDED DECEMBER 31
                                                              2000           1999           1998
                                                         -------------   ------------   ------------
Computed tax (benefit) at federal statutory rate (35%)     $ (19,988)     $  17,231       $ (2,019)
Deferred acquisition costs -- tax basis                       14,725         11,344          9,672
Tax reserve valuation                                            123         (2,272)         1,513
Excess tax depreciation                                         (426)          (727)          (442)
Amortization of IMR                                             (580)          (613)          (260)
Dividend received deduction                                  (12,805)       (10,784)        (6,657)
Prior year under (over) accrual                                  560         (3,167)        (2,322)
Other, net                                                       921            804            168
                                                           ---------      ---------       --------
Federal income tax expense (benefit)                       $ (17,470)     $  11,816       $   (347)
                                                           =========      =========       ========



Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.



0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


5. INCOME TAXES--(CONTINUED)

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 2000). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.


In 2000, the Company received $30 in interest from the Internal Revenue Service related to the 1993 tax year. In 1999, the Company received $1,000 from its former parent, an unaffiliated company, for reimbursement of prior period tax payments made by the Company but owed by the former parent. In 1998, the Company reached a final settlement with the Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53. Tax settlements for 2000, 1999 and 1998 were credited directly to unassigned surplus.


6. POLICY AND CONTRACT ATTRIBUTES


A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:



                                                                                      DECEMBER 31
                                                                            2000                        1999
                                                                  -------------------------   ------------------------
                                                                                   PERCENT                    PERCENT
                                                                     AMOUNT       OF TOTAL       AMOUNT       OF TOTAL
                                                                  ------------   ----------   ------------   ---------
Subject to discretionary withdrawal with market value adjust-
 ment                                                              $   11,999          0%      $   12,534         0%
Subject to discretionary withdrawal at book value less surrender
 charge                                                                72,456          1           73,903         1
Subject to discretionary withdrawal at market value                 7,305,182         96        8,271,441        96
Subject to discretionary withdrawal at book value (minimal or
 no charges or adjustments)                                           210,648          3          217,372         3
Not subject to discretionary withdrawal provision                      15,753          0           15,433         0
                                                                   ----------         --       ----------        --
                                                                    7,616,038        100%       8,590,683       100%
                                                                                     ===                        ===
Less reinsurance ceded                                                  2,145                       1,581
                                                                   ----------                  ----------
Total policy reserves on annuities and deposit fund liabilities    $7,613,893                  $8,589,102
                                                                   ==========                  ==========



0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:



                                                             YEAR ENDED DECEMBER 31
                                                       2000            1999            1998
                                                  -------------   -------------   -------------
Transfers as reported in the summary of
  operations of the separate accounts statement:
Transfers to separate accounts                    $2,336,299      $1,675,642      $1,240,858
Transfers from separate accounts                   1,268,865       1,056,207         774,690
                                                  ----------      ----------      ----------
Net transfers to separate accounts                 1,067,434         619,435         466,168
Reconciling adjustments -- change in accruals
  for investment management, administration
  fees and contract guarantees, reinsurance and
  separate account surplus                               779           6,163           9,267
                                                  ----------      ----------      ----------
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement                                $1,068,213      $  625,598      $  475,435
                                                  ==========      ==========      ==========



Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2000 and 1999, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:




                                     GROSS      LOADING      NET
                                   ---------   ---------   -------
DECEMBER 31, 2000
Ordinary direct renewal business    $  991       $220       $771
Ordinary new business                  133         (4)       137
                                    ------       -----      ----
                                    $1,124       $216       $908
                                    ======       ====       ====
DECEMBER 31, 1999
Ordinary direct renewal business    $1,017       $232       $785
                                    ------       ----       ----
                                    $1,017       $232       $785
                                    ======       ====       ====



In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132 was made for the year ended December 31, 1998 related to the change in reserve methodology.


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000

7. DIVIDEND RESTRICTIONS


The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2001, without the prior approval of insurance regulatory authorities, is $14,614.


8. CAPITAL STRUCTURE


During 1999, the Company's Board of Director's approved an amendment to the Company's Articles of Incorporation which increased the number of authorized capital shares to 3,000,000. The Board of Directors also authorized a stock dividend in the amount of $1,000, which was transferred from unassigned surplus. This amendment and stock dividend were in response to a change in California law which requires all life insurance companies which do business in the state to have capital stock of at least $2,500.


9. RETIREMENT AND COMPENSATION PLANS


The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,224, $1,105 and $917 for the years ended December 31, 2000, 1999 and 1998, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.


The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $930, $816 and $632 for the years ended December 31, 2000, 1999 and 1998, respectively.


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


9. RETIREMENT AND COMPENSATION PLANS--(CONTINUED)

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2000, 1999 and 1998 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.


In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $108, $81 and $157 for the years ended December 31, 2000, 1999 and 1998, respectively.

10. RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.


The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2000, 1999 and 1998, the Company paid $19,248, $16,905 and $12,763, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2000, 1999 and 1998, the Company received $4,665, $3,755 and $5,125, respectively, for such services, which approximates their cost.


Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 6.4% at December 31, 2000. During 2000, 1999 and 1998, the Company paid net interest of $2,262, $1,997 and $1,090, respectively, to affiliates.

The Company received capital contributions of $32,092 from its parent in 1998.


At December 31, 2000 and 1999, the Company had short-term note payables to an affiliate of $71,400 and $17,100, respectively. Interest on these notes ranged from 6.49% to 6.58% at December 31, 2000 and 5.15% to 5.9% at December 31, 1999.


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                             (Dollars in thousands)


                               December 31, 2000


10. RELATED PARTY TRANSACTIONS--(CONTINUED)

During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these policies. At December 31, 2000 and 1999, the cash surrender value of these policies was $49,787 and $47,518, respectively.

11. COMMITMENTS AND CONTINGENCIES

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.


The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $3,438 and $3,498 and an offsetting premium tax benefit of $777 and $837 at December 31, 2000 and 1999, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(9), $(20) and $(74) at December 31, 2000, 1999 and 1998, respectively.


12. RECONCILIATION OF CAPITAL AND SURPLUS AND NET INCOME


The following table reconciles capital and surplus and net income as reported in the 1998 Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:



                                                                     YEAR ENDED
                                            DECEMBER 31, 1998     DECEMBER 31, 1998
                                           -------------------   ------------------
                                              TOTAL CAPITAL
                                               AND SURPLUS         NET INCOME/LOSS
                                           -------------------   ------------------
Amounts reported in Annual Statement            $148,038              $    528
Adjustment to federal income tax benefit          (4,458)               (4,458)
                                                --------              --------
Amounts reported herein                         $143,580              $ (3,930)
                                                ========              ========



0006-0069641

                  Western Reserve Life Assurance Co. of Ohio

                       Summary of Investments Other Than
                        Investments in Related Parties
                            (Dollars in thousands)

                               December 31, 2000




SCHEDULE I



                                                                                   AMOUNT AT WHICH
                                                                         FAIR       SHOWN IN THE
                 TYPE OF INVESTMENT                      COST (1)       VALUE       BALANCE SHEET
----------------------------------------------------   ------------   ---------   ----------------
FIXED MATURITIES
Bonds:
 United States Government and government
   agencies and authorities                            $   5,029      $5,097          $   5,029
 States, municipalities and political subdivisions        11,783      11,996             11,783
 Public utilities                                         13,061      12,977             13,061
 All other corporate bonds                                62,779      63,696             62,779
                                                       ---------      ------          ---------
Total fixed maturities                                    92,652      93,766             92,652
EQUITY SECURITIES
Common stocks:
 Industrial, miscellaneous and all other                     302         352                352
                                                       ---------      ------          ---------
Total equity securities                                      302         352                352
Mortgage loans on real estate                             14,041                         14,041
Real estate                                               44,379                         44,379
Policy loans                                             284,335                        284,335
Cash and short-term investments                           25,465                         25,465
Other invested assets                                     10,091                         10,091
                                                       ---------                      ---------
Total investments                                      $ 471,265                      $ 471,315
                                                       =========                      =========



(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.




0006-0069641

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                      SUPPLEMENTARY INSURANCE INFORMATION
                            (DOLLARS IN THOUSANDS)


SCHEDULE III



                                                                                    BENEFITS,
                                                                                     CLAIMS,
                          FUTURE POLICY    POLICY AND                     NET      LOSSES AND     OTHER
                           BENEFITS AND     CONTRACT      PREMIUM     INVESTMENT   SETTLEMENT   OPERATING
                             EXPENSES     LIABILITIES     REVENUE       INCOME*     EXPENSES    EXPENSES*
                         --------------- ------------- ------------- ------------ ------------ ----------
YEAR ENDED DECEMBER 31,
  2000
Individual life              $389,458       $13,349     $  741,090      $13,430    $  267,540   $310,243
Group life                     11,237           100            847          936         1,413        580
Annuity                       259,199            25      1,554,430       33,501       814,734    149,541
                             --------       -------     ----------      -------    ----------   --------
                             $659,894       $13,474     $2,296,367      $47,867    $1,083,687   $460,364
                             ========       =======     ==========      =======    ==========   ========
YEAR ENDED DECEMBER 31,
  1999
Individual life              $291,106       $ 9,152     $  583,656      $10,754    $  178,237   $261,284
Group life                     11,032           100          1,073          706         1,437        599
Annuity                       268,864            17      1,104,525       28,129       651,520    116,006
                             --------       -------     ----------      -------    ----------   --------
                             $571,002       $ 9,269     $1,689,254      $39,589    $  831,194   $377,889
                             --------       -------     ----------      -------    ----------   --------
YEAR ENDED DECEMBER 31,
  1998
Individual life              $221,050       $ 8,624     $  474,120      $ 9,884    $  122,542   $230,368
Group life                     10,546           100          1,933          723         1,962      2,281
Annuity                       265,418           509        794,841       25,708       545,532     91,505
                             --------       -------     ----------      -------    ----------   --------
                             $497,014       $ 9,233     $1,270,894      $36,315    $  670,036   $324,154
                             ========       =======     ==========      =======    ==========   ========



* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.


0006-0069641

                  Western Reserve Life Assurance Co. of Ohio


                                  Reinsurance
                            (Dollars in thousands)



SCHEDULE IV



                                                          ASSUMED                   PERCENTAGE
                                            CEDED TO        FROM                    OF AMOUNT
                               GROSS          OTHER        OTHER          NET        ASSUMED
                              AMOUNT        COMPANIES    COMPANIES      AMOUNT        TO NET
                          -------------- -------------- ----------- -------------- -----------
YEAR ENDED
  DECEMBER 31, 2000
Life insurance in force   $76,903,969    $14,753,778        $ --    $62,150,191         0.0%
                          ===========    ===========        ====    ===========         ===
Premiums:
 Individual life          $   774,550    $    33,460        $ --    $   741,090         0.0%
 Group life                     1,100            253          --            847         0.0
 Annuity                    1,609,484         55,054          --      1,554,430         0.0
                          -----------    -----------        ----    -----------         ---
                          $ 2,385,134    $    88,767        $ --    $ 2,296,367         0.0%
                          ===========    ===========        ====    ===========         ===
YEAR ENDED
  DECEMBER 31, 1999
Life insurance in force   $63,040,741    $11,297,250        $ --    $51,743,491         0.0%
                          ===========    ===========        ====    ===========         ===
Premiums:
 Individual life          $   604,628    $    20,972        $ --    $   583,656         0.0%
 Group life                     1,383            310          --          1,073         0.0
 Annuity                    1,142,254         37,729          --      1,104,525         0.0
                          -----------    -----------        ----    -----------         ---
                          $ 1,748,265    $    59,011        $ --    $ 1,689,254         0.0%
                          ===========    ===========        ====    ===========         ===
YEAR ENDED
  DECEMBER 31, 1998
Life insurance in force   $51,064,173    $ 9,862,460        $ --    $41,201,713         0.0%
                          ===========    ===========        ====    ===========         ===
Premiums:
 Individual life          $   493,633    $    19,512        $ --    $   474,121         0.0%
 Group life                     1,691            220         461          1,932        23.8
 Annuity                      850,428         55,587          --        794,841         0.0
                          -----------    -----------        ----    -----------        ----
                          $ 1,345,752    $    75,319        $461    $ 1,270,894         .03%
                          ===========    ===========        ====    ===========        ====



0006-0069641

                                    PART II.
                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS
                           ---------------------------

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                 REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)
                 ----------------------------------------------

         Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                    STATEMENT WITH RESPECT TO INDEMNIFICATION
                    -----------------------------------------

         Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law
                          ----------------------------

         Section 1701.13 Authority of corporation.

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

                  (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                  (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

                  (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                  (b) If the quorum described in division (E)(4)(a) of this
section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

                  (c) By the shareholders;

                  (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

         Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:


                           (i) Repay such amount if it is proved by clear and
convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                           (ii) Reasonably cooperate with the corporation
concerning the action, suit, or proceeding.

                  (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

         (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve
           -----------------------------------------------------------

                                 ARTICLE EIGHTH
                                 --------------

         EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

         (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

         (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve
                 ----------------------------------------------

                                    ARTICLE V
                                    ---------

                    Indemnification of Directors and Officers
                    -----------------------------------------

         Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.


                              RULE 484 UNDERTAKING
                              --------------------

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

        The facing sheet
        The Prospectus, consisting of 165 pages
        The undertaking to file reports
        Representation pursuant to section 26(e)(2)(A)
        The statement with respect to indemnification
        The Rule 484 undertaking
        The signatures

Written consent of the following persons:

        (a)      Sutherland Asbill & Brennan LLP
        (b)      Ernst & Young LLP
        (c)      PricewaterhouseCoopers LLP

The following exhibits:

  1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:


         A.       (1)    Resolution of the Board of Directors of Western
                         Reserve establishing the Series Account (3)

                  (2)    Not Applicable
                  (3)    Distribution of Policies:
                         (a) Master Service and Distribution Compliance Agreement (2)

                         (b) Amendment to Master Service and Distribution Compliance Agreement (5)

                         (c) Form of Broker/Dealer Supervisory and Service Agreement (5)

                         (d)      Principal Underwriting Agreement (5)

                         (e) First Amendment to Principal Underwriting Agreement (5)


                         (f) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (10)

                         (g) Amendment No. 1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund (11)

                         (h) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund

                         (i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999
                                  (10)

                         (j) Amendment No. 1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund II (11)

                         (k) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund II

                         (l) Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999
                                  (10)

                         (m) Amendment No. 1 to dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund III (11)

                         (n) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund III

                  (4)    Not Applicable
                  (5)    (a)      Specimen Flexible Premium Variable Life
                                  Insurance Policy (4)
                         (b)      Joint Insured Term Rider (4)
                         (c)      Individual Insured Rider (4)
                         (d)      Wealth Protector Rider (4)
                         (e)      Terminal Illness Accelerated Death Benefit
                                  Rider (Form Nos. ACCDB-10/94, ACCDB-CT-10/94,
                                  ACCDBIN-10/94, ACCDB-10/94MN, ACCDBMS-01/95,
                                  ACCDBSC-02/95, ACCDBIL-10/94) (3)
                         (o)      Endorsement (EL101)(6)
                         (p)      Adjustable Term Insurance Rider (9)
                         (q)      Death Benefit Extension Rider (9)
                  (6)    (a)      Second Amended Articles of Incorporation of
                                  Western Reserve (2)
                         (b)      Amended Code of Regulations (By-Laws) of
                                  Western Reserve (2)
                         (c)      Certificate of First Amendment to the Second
                                  Amended Articles of Incorporation of Western
                                  Reserve (7)
                  (7)    Not Applicable
                  (8)    (a)      Investment Advisory Agreement with the
                                  Fund (1)
                         (b)      Sub-Advisory Agreement (1)
                  (9)    Not Applicable
                  (10) Application for Flexible Premium Variable Life Insurance Policy (3)
                  (11) Memorandum describing issuance, transfer and redemption procedures (4)

  2.     See Exhibit 1.A.

  3. Opinion of Counsel as to the legality of the securities being registered (4)

  4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

  5.     Not Applicable

  6. Opinion and consent of Alan Yaeger as to actuarial matters pertaining to the securities being registered (4)

  7.     Consent of Thomas E. Pierpan, Esq. (4)

  8.     Consent of Sutherland Asbill & Brennan LLP

  9.     Consent of Ernst & Young LLP

 10.     Consent of PricewaterhouseCoopers LLP

 11.     Powers of Attorney (8)

----------------------------------------
 (1) This exhibit was previously filed on Post-Effective Amendment No. 25 to Form N-1A Registration Statement (File No. 33-507) dated October 17, 1997 and is incorporated herein by reference.
 (2) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
 (3) This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
 (4) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form S-6 Registration Statement dated April 22, 1998 (File No. 33-69138) and is incorporated herein by reference.
 (5) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
 (6) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
 (7) This exhibit was previously filed on Post-Effective Amendment No.5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
 (8) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated July 28, 2000 (File No. 333-31228) and is incorporated herein by reference.

 (9) This exhibit was previously filed on Post-Effective Amendment No. 15 to Form S-6 Registration Statement dated November 3, 2000 (File No. 33-69138) and is incorporated herein by reference.
(10) This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(11) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, WRL Series Life Account, certifies that it meets all the requirements for effectiveness of this Registration Statement to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 16 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg, County of Pinellas, Florida on this 13th day of April, 2001.


(SEAL)                                          WRL SERIES LIFE ACCOUNT
                                                -----------------------
                                                   Registrant


                                                WESTERN RESERVE LIFE
                                                ASSURANCE CO. OF OHIO
                                                -----------------------
                                                   Depositor
ATTEST:


  /s/ Priscilla I. Hechler                      By:  /s/ John R. Kenney
----------------------------                         -----------------------
Priscilla I. Hechler                            John R. Kenney
Assistant Vice President                        Chairman of the Board and
and Assistant Secretary                         Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature and Title                                 DATE
        -------------------                                 ----


/s/ John R. Kenney                                      April 13, 2001
-------------------------------
John R. Kenney, Chairman of the
Board and Chief Executive Officer


/s/ Allan J. Hamilton                                   April 13, 2001
-------------------------------
Allan J. Hamilton, Vice President,
Treasurer and Controller


/s/ Alan M. Yaeger                                      April 13, 2001
-------------------------------
Alan M. Yaeger, Executive Vice
President, Actuary & Chief Financial Officer*


*Principal Financial Officer

/s/ Jerome C. Vahl                                      April 13, 2001
---------------------------------
Jerome C. Vahl, Director and
President


/s/ Jack E. Zimmerman                                   April 13, 2001
---------------------------------
Jack E. Zimmerman, Director **/
                            --


/s/ James R. Walker                                     April 13, 2001
-------------------------------
James R. Walker, Director **/
                          --





**/  /s/ Priscilla I. Hechler
-----------------------------------------------
     Signed by: Priscilla I. Hechler
          as Attorney-in-fact

                                  EXHIBIT INDEX



Exhibit  Description
  No.    of Exhibit
-------  -----------


(3)(h) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund

(3)(k) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund II

(3)(n) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund III


8.       Consent of Sutherland Asbill & Brennan LLP

9.       Consent of Ernst & Young LLP

10.      Consent of PricewaterhouseCoopers LLP